Filed with the Securities and Exchange Commission on April 23, 2021

Registration No. 333-142456

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 18	☒

(Check appropriate box or boxes)

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

(Exact Name of Registrant)

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

(Name of Depositor)

1290 Avenue of the Americas, New York, New York 10104

(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (212) 554-1234

SHANE DALY

Vice President and Associate General Counsel

Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, New York 10104

(Names and Addresses of Agents for Service (212)554-1234)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 1, 2021 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485.
☐	On (date) pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

Units of interest in Separate Account under variable annuity contracts.

Members Retirement Program

Prospectus dated May 1, 2021

Please read and keep this prospectus for future reference. It contains important information that you should know before participating in the Program or allocating amounts under the contract. This prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for each Trust which contain important information about the portfolios.

About the Members Retirement Program

The Program provides members of certain groups and other eligible persons several plans for the accumulation of retirement savings on a tax-deferred basis. Through trusts (“Plan Trusts”) maintained under these plans, you can allocate contributions among the investment options offered under the Program. The investment options under the Program include: (1) the Guaranteed Interest Option (the “guaranteed option”), and (2) the investment funds (the “Funds”) listed in the table below.

The Money Market Guarantee Account has been closed to new amounts since January 1, 2009.

What is the Members Retirement Program contract?

The Members Retirement Program contract is a group annuity contract issued by Equitable Financial Life Insurance Company (the “Company,” “we,” “our,” and “us”). Contributions to the Plan Trusts maintained under the plans will be allocated among our investment funds and guaranteed options in accordance with participant instructions.

Investment options

Asset Allocation

•	1290 VT DoubleLine Dynamic Allocation
•	AllianceBernstein Balanced
•	EQ/Aggressive Allocation(2)
•	EQ/All Asset Growth Allocation(1)
•	EQ/Conservative Allocation(2)
•	EQ/Conservative-Plus Allocation(2)
•	EQ/Moderate Allocation(2)
•	EQ/Moderate-Plus Allocation(2)
•	Target 2015 Allocation(3)
•	Target 2025 Allocation(3)
•	Target 2035 Allocation(3)
•	Target 2045 Allocation(3)
•	Target 2055 Allocation(3)
•	1290 Retirement 2020
•	1290 Retirement 2025
•	1290 Retirement 2030
•	1290 Retirement 2035
•	1290 Retirement 2040
•	1290 Retirement 2045
•	1290 Retirement 2050
•	1290 Retirement 2055
•	1290 Retirement 2060

Cash Equivalents

•	EQ/Money Market
•	Guaranteed Interest Option

International/Global Stocks

•	EQ/Global Equity Managed Volatility
•	EQ/International Core Managed Volatility
•	EQ/International Equity Index
•	EQ/MFS International Growth

Bonds

•	EQ/Core Plus Bond
•	EQ/Intermediate Government Bond
•	EQ/PIMCO Global Real Return
•	EQ/PIMCO Ultra Short Bond
•	Multimanager Core Bond
•	Vanguard VIF Total Bond Market Index

Large Cap Stocks

•	1290 VT Equity Income
•	1290 VT Socially Responsible
•	AllianceBernstein Growth Equity
•	EQ/Large Cap Growth Managed Volatility
•	EQ/Large Cap Value Managed Volatility
•	EQ/ClearBridge Large Cap Growth
•	EQ/Capital Group Research
•	EQ/Equity 500 Index
•	EQ/Large Cap Growth Index
•	EQ/T. Rowe Price Growth Stock
•	Vanguard VIF Total Stock Market Index

Mid Cap Stocks

•	AllianceBernstein Mid Cap Growth
•	EQ/Mid Cap Value Managed Volatility
•	EQ/Janus Enterprise
•	EQ/Mid Cap Index

Small Cap Stocks

•	1290 VT GAMCO Small Company Value
•	EQ/AB Small Cap Growth
•	EQ/Small Company Index

Specialty

•	1290 VT GAMCO Mergers & Acquisitions

Sector

•	Multimanager Technology

(1)	The “All Asset” Portfolios.
(2)	The “EQ/Allocation” Portfolios.
(3)	This variable investment option was closed to contributions on or about July 12, 2018.

The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are managed by the Company. Each of the other Funds invests in shares of a corresponding portfolio (“Portfolio”) of EQ Premier VIP Trust, EQ Advisors Trust, Vanguard Variable Insurance Fund and 1290 Funds® (the “Investment Trusts”). You should also read the prospectuses for the Trusts and keep them for future reference. As described in more detail in the “Portfolios of the Investment Trusts” section of the prospectus, the Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio and Target 2055 Allocation Portfolio was closed to contributions on or about July 12, 2018.

Guaranteed options.  The guaranteed option we offer is the Guaranteed Interest Option. The Guaranteed Interest Option is part of our general account. If you are an existing contract owner, you may still have allocated values to the Money Market Guarantee Account . The Money Market Guarantee

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense. The securities are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

#97550

Account was closed to contributions, transfers and loan repayments. The Money Market Guarantee Account has been closed to new contributions since January 1, 2009. See “Investment Options” later in this prospectus.

This prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of the contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

We have filed registration statements relating to this offering with the Securities and Exchange Commission. A Statement of Additional Information (“SAI”), dated May 1, 2021, which is part of one of the registration statements, is available free of charge upon request by writing to us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI and a request form to obtain the SAI appear at the end of this prospectus. You may also obtain a copy of this prospectus and the SAI through the SEC website at www.sec.gov. The SAI is available free of charge. You may request one by writing to our Processing Office at The Members Retirement Program, c/o Equitable Financial Life Insurance Company, Box 4875 Syracuse, NY 13221, or calling 1-800-526-2701.

Electronic delivery of shareholder reports (pursuant to Rule 30e-3).  Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Company by calling 1-800-526-2701 or by calling your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling (877) 522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Contents of this Prospectus

Please see the index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.

When we address the reader of this prospectus with words such as “you” and “your,” we generally mean the individual plan participant in one or more of the plans available in the Program. For example, “you” and “your” may refer to the individual plan participant when the contract owner has instructed us to take participant in-plan instructions as the contract’s owner’s instructions under the contract. For example, in “Transfers and access to your account.”

As explained in certain sections, “you” and “your” may sometimes refer to the employer. For example, “The Program” section of this prospectus is primarily directed at the employer.

No person is authorized by the Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written materials issued by us. You should not rely on any other information or representation.

Appendix

I	—	Condensed financial information	I-1

Statement of additional information Table of contents

Index of key words and phrases

Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained. This index should help you locate more information on the terms used in this prospectus.

Page

Automated Voice Response System	7, 32
The Company	6
beneficiary	33
benefit payment options	10, 33
business day	29
contract	1
corresponding portfolio	1
disruptive transfer activity	31
eligible rollover distributions	42
fair valuation	30
GIO	28
guaranteed options	1, 10, 28
individually designed plan	37
IRA	42

Page
IRS Pre-Approved Plan	9, 37
investment funds	1, 13
investment options	14
Investment Trusts	17
market timing	31
Money Market Guarantee Account	14, 28, 38
Pooled Trust	37
Program	37
Roth 401(k)	9, 37
separate accounts	45
Separate Trust	37
unit value	29
unit	29

The Company

We are Equitable Financial Life Insurance Company, a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under your contract.

Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $800 billion in assets as of December 31, 2020. For more than 160 years the Company has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

How to reach us

You may communicate with us at the mailing addresses listed below for the purposes described. You can also use the Internet to access information about your account and to complete certain requests. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

You can reach us as indicated below to obtain:

•	Copies of any plans, trusts, adoption agreements, or enrollment or other forms used in the Program.

•	Unit values and other account information under your plan.

•	Any other information or materials that we provide in connection with the Program.

Information on joining the Program

By Internet:

The Members Retirement Program website mrp.equitable.com, provides information about the Program, as well as several interactive tools and resources that can help answer some of your retirement planning questions. The website also provides an e-mail feature that can be accessed by clicking on “Contact us.”

No person is authorized by the Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written material issued by the Company. You should not rely on any other information or representation.

By Phone:

1-800-523-1125 (Retirement Program Specialists available weekdays 9 a.m. to 5 p.m., Eastern Time)

By regular mail:

The Members Retirement Program

c/o Equitable Financial Life Insurance Company

Box 4875

Syracuse, NY 13221

By registered, certified, or overnight delivery:

The Members Retirement Program

c/o Equitable Financial Life Insurance Company

100 Madison St., MD-34-42

Syracuse, NY 13202

Information once you join the Program

By phone:

1-800-526-2701 (U.S.) or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom (Retirement Plan Account Managers available weekdays 9 a.m. to 5 p.m., Eastern Time).

By Internet for amounts in the Plan Trust

By logging on to mrp.equitable.com, both participants and employers can access certain retirement account information and perform certain financial transactions. Participants can access the information by clicking on Participant Log-In and entering their credentials. Participants can use the Internet to access certain retirement account information and perform certain transactions such as:

•	Investment performance, current investment fund unit values, and current guaranteed option interest rates.

•	Transfer assets between investment options and obtain account balance information.

•	Change the allocation of future contributions.

Employers can access information by clicking on Employer Log-In and entering their User ID and Password. Employers can use the Internet to access certain plan level retirement account information and perform certain transactions such as:

•	Standard and Customizable Reports

•	Online remittal of Contributions

•	Online remittal of annual Plan and Participant Census Information

•	Online Form 5500 preparation and filing (IRS Pre-Approved Plans only)

Toll-free Automated Voice Response System:

By calling 1-800-526-2701 or 1-800-526-2701-0, you may, with your assigned personal security code, use our Automated Voice Response System to:

•	Transfer between investment options and obtain account balance information.

•	Change the allocation of future contributions.

•	Hear personalized performance information and fund unit values.

Our Automated Voice Response System operates 24 hours a day. You may speak with our Retirement Plan Account Managers during regular business hours about any matters covered by our Automated Voice Response System.

For correspondence without contribution checks sent by regular mail:

The Members Retirement Program

P.O. Box 4875

Syracuse, NY 13221

For correspondence with contribution checks sent by regular mail:

The Association Members Retirement Program

P.O. Box 13678

Newark, NJ 07188-3678

For all correspondence (with or without contribution checks) sent by registered, certified, or overnight delivery:

Equitable Financial Life Insurance Company

Association Service MD-34-42

100 Madison Street

Syracuse, NY 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our Processing Office. Your correspondence, however, is not considered received by us until it is received at our Processing Office. Our Processing Office is located at 100 Madison Street, Syracuse, NY 13202.

By E-Mail

We welcome your comments and questions regarding the Members Retirement Program or website. If you have a comment or suggestion email us from the Program website. Go to mrp.equitable.com, Participant Log-In and click on “Contact Us”.

The Program at a glance — key features

Employer choice of retirement plans

Our IRS Pre-Approved Plan (“Plan”) is a defined contribution prototype or volume submitter plan that can be adopted as a profit-sharing plan (401(k), SIMPLE 401(k), safe harbor 401(k) and Roth 401(k) features are available) and a defined contribution pension plan, or both. A “designated Roth contribution” (“Roth 401(k)”) may be added to any of the 401(k) features. It allows eligible employees to designate all or part of their elective deferrals as Roth contributions. See “Tax Information” below.

The Plan is designed to comply with the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974 (“ERISA”). The Program’s investment options are the only investment choices under the IRS Pre-Approved Plan.

If you maintain your own individually-designed plan, which invests through our Investment Only arrangement, you may use the investment options in the Program through our Pooled Trust.

Plan features

IRS Pre-Approved Plan:

•	The Program investment options are the only investment choices.

•	Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

•	Use of our Separate Trust.

•	No minimum amount must be invested.

•	Online Form 5500 reporting.

•	Automatic updates for law changes (may require employer adoption) and reporting.

Investment only:

•	Our Pooled Trust is used for investment only.

•	Recordkeeping services provided for plan assets in Pooled Trust.

Plan charges and expenses:

•	Plan and transaction charges vary by type of plan adopted, or by specific transaction.

Additional features for amounts held in the trust:

•	Toll-free number available for transfers and account information.

•	Internet website access to account information and transactions.
•	Participant loans (if elected by your employer; some restrictions apply).

•	Regular statements of account.

•	Retirement Program Specialist and Retirement Plan Account Manager support.

•	Daily valuation of accounts.

	IRS Pre-Approved Plan	Pooled Trust for Individually Designed Plans
Who selects investments?	Participant	Participant or Trustee, as specified under your “Plan”
Are loans available?	Yes, if permitted under your “Plan”	Yes, if permitted under your Plan
When are you eligible for distributions?	Upon retirement, death, disability or termination of employment	Benefits depend upon the terms of your “Plan”

The Contract at a glance — key features

Contributions:

•	Can be allocated to any one option or divided among them.

•	Must be made by check or money order payable to the Company or remitted online.

•	Must be sent along with the form acceptable to us.

•

Are credited on the day of receipt if accompanied by properly completed forms. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Transfers among investment options:

•	Generally, amounts may be transferred among the investment options at any time.

•	Transfers may be made through our Automated Voice Response System or Program website.

•	There is no charge for transfers and no tax liability.

Charges and expenses:

•	Program expense charge assessed against combined value of Program assets in the Trust.

•	Investment management and accounting fees and other expenses charged on an investment fund-by-fund basis, as applicable.

•	Record maintenance and report fee.

•	Enrollment fee.

•	Indirectly, charges of underlying Portfolios for investment management, 12b-1 fees and other expenses.

Professional investment management:

Through the investment funds under our contract we make available these professional investment advisers who advise or sponsor the different Funds:

•	AllianceBernstein L.P.

•	Allianz Global Investors U.S. LLC

•	Equitable Investment Management Group, LLC

•	BlackRock Investment Management, LLC

•	Capital International, Inc.

•	Diamond Hill Capital Management, Inc.

•	DoubleLine Capital, LP

•	EARNEST Partners, LLC

•	Federated Global Investment Management Corp.
•	GAMCO Asset Management, Inc.

•	Loomis, Sayles & Company, L.P.

•	Massachusetts Financial Services Company d/b/a MFS Investment Management

•	Morgan Stanley Investment Management, Inc.

•	Invesco Advisers, Inc.

•	Pacific Investment Management Company LLC

•	SSgA Funds Management, Inc.

•	BNY Mellon Investment Adviser, Inc.

•	T. Rowe Price Associates, Inc.

•	The Vanguard Fixed Income Group

•	The Vanguard Equity Index Group

•	Wellington Management Company, LLP

Benefit payment options:

•	Lump sum.

•	Installments on a time certain or dollar certain basis including automated minimum distributions if elected.

•	Fixed annuity benefit payout options as available under your employer’s plan.

•	Variable annuity benefit payout options as available under your employer’s plan (described in a separate prospectus for that option).

For more detailed information, we urge you to read the contents of this prospectus. This prospectus is not the group annuity contract. Please feel free to call us if you have any questions.

Guaranteed options:

The guaranteed options include the Guaranteed Interest Option and a Money Market Guarantee Account. The Money Market Guarantee Account is closed to new or additional contributions, transfers and loan repayments. See “Money Market Guarantee Account is closed to new money” under “Investment Options” later in this prospectus.

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your financial professional, or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days.

Tax advantages:

•	On earnings

No tax on investment earnings until withdrawn.

•	On transfers

No tax on internal transfers.

Tax note:

•

Because you are purchasing or contributing to an annuity contract to fund a retirement plan qualified under section 401 of the Internal Revenue Code (the “Code”) you should be aware that the contract meets Code qualification requirements but does not provide tax deferral benefits beyond those already provided by the Code. You should consider whether the contract’s features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the features, benefits and costs of the contract relative to other types of arrangements. (For more information, see “Tax information” later in the prospectus.)

Fee table

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses. Each of the charges and expenses is more fully described in “Charges and expenses” later in this prospectus.

Charges we deduct from the value in your investment options at the end of each month expressed as an annual percentage
Program expense charge(1)	0.85% (Maximum)
Charges we deduct from your account value at the end of each calendar quarter
Record maintenance and report fee	$3.75
Charges we may deduct from your account value
Enrollment fee(2)	$25 per participant

A proportionate share of all fees and expenses paid by a Portfolio that corresponds to any investment fund of the Investment Trusts to which monies are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2020 charged by any of the Portfolios that apply periodically during the time that you own the contract. These fees and expenses are reflected in the investment funds’ net asset value each day. Therefore, they reduce the investment return of the fund and the related investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio’s fees and expenses is contained in the prospectuses for the Trusts.

Portfolio operating expenses expressed as an annual percentage of daily net assets
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)(*)	Lowest 0.13%	Highest 4.47%

(*)

“Total Annual Portfolio Operating Expenses” may be based, in part, on estimated amounts of such expenses. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2022 (“Expense Limitation Arrangement”) (unless the Investment Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2022. The range of expenses in the table above does not include the effect of any Expense Limitation Arrangement. The Expense Limitation Arrangement does not apply to unaffiliated Portfolios. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.

Portfolio operating expenses expressed as an annual percentage of daily net assets
Total Annual Portfolio Operating Expenses after the effect of Expense Limitation Arrangements(**)	Lowest 0.13%	Highest 4.47%

(**)	“Total Annual Portfolio Operating Expenses” may be based, in part, on estimated amounts of such expenses.

For complete information regarding the Expense Limitation Arrangements see the prospectuses for the underlying Portfolios.

Pooled trust expenses expressed as an annual percentage

	Investment Management and Accounting Fee(3)	Direct Operating and Other Expenses(4)	Total

AllianceBernstein Growth Equity	0.30%	0.08%	0.38%

AllianceBernstein Mid Cap Growth	0.65%	0.02%	0.67%

AllianceBernstein Balanced	0.50%	0.36%	0.86%

Charges we deduct from the Funds expressed as an annual percentage

Other expenses(4)(5)	0.01%

(1)	This is the maximum fee; the program expense charge you actually pay may be lower, as discussed later in this prospectus, under “Charges and expenses”.

(2)	This fee is charged to your employer. If your employer fails to pay this charge, we may deduct the amount from subsequent contributions or from your account value.

(3)

These fees will fluctuate from year to year and from fund to fund based on the assets in each fund. The percentage set forth in the table represents the highest fees incurred by a fund during the fiscal year ended December 31, 2020. These expenses may be higher or lower based on the expenses incurred by a fund during the fiscal year ended December 31, 2021. We receive a portion of this fee for accounting and administrative services.

(4)

These expenses vary by investment Fund, and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2020. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2021.

(5)

Effective January 1, 2014, the Company voluntarily capped “Other Expenses” for the pooled trust Funds at 0.01%. The cap is currently in effect through April 30, 2022, at which time the Company will opt to continue or remove it. If the cap was not in effect, “Other Expenses” as of December 31, 2020 would have been 0.09%.

Examples

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses.

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated and assume the maximum charges applicable under the contract, including the record maintenance and report fee and the enrollment fee. Since there are no surrender charges in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.

The charges used in the examples are the maximum expenses. The Guaranteed Interest Option and the Money Market Guarantee Account are not covered by the fee table and examples. However, ongoing expenses do apply to the Guaranteed Interest Option and the Money Market Guarantee Account. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

Separate Account No. 66 examples:  These examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	If you surrender or do not surrender your contract at the end of the applicable time period				If you annuitize at the end of the applicable time period
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
INVESTMENT TRUSTS:
(a) assuming maximum fees and expenses of any of the Portfolios	$597	$1,726	$2,836	$5,529	$597	$1,726	$2,836	$5,529
(b) assuming minimum fees and expenses of any of the Portfolios	$166	$462	$778	$1,660	$166	$462	$778	$1,660

Pooled separate account examples:  These examples assume that you invest $10,000 in the indicated options under the contract for the time periods indicated. All other information and assumptions stated above apply. Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	If you surrender or do not surrender your contract at the end of the applicable time period				If you annuitize at the end of the applicable time period
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
AllianceBernsteinGrowth Equity	$165	$459	$772	$1,649	$165	$459	$772	$1,649
AllianceBernsteinMid Cap Growth	$195	$549	$925	$1,969	$195	$549	$925	$1,969
AllianceBernsteinBalanced	$214	$607	$1,023	$2,173	$214	$607	$1,023	$2,173

Condensed financial information

Please see Appendix I at the end of this prospectus for condensed financial information concerning the Funds available as of December 31, 2020.

Financial statements of investment funds

Each of the investment funds is, or is part of, one of our separate accounts as described in “About the separate accounts” under “More information” later in this prospectus. The financial statements of the Pooled Separate Accounts, (AllianceBernstein Growth Equity (Separate Account No. 4), AllianceBernstein Mid Cap Growth (Separate Account No. 3) and AllianceBernstein Balanced (Separate Account No. 10)) and Separate Account No. 66 as well as the financial statements of the Company are included in the SAI. The financial statements for each Trust are in the SAI for that Trust.

1. Investment options

We offer various investment options under the contract which include: investment funds that we call the “Funds”, and the Guaranteed Interest Option. The Money Market Guarantee Account is no longer being sold. See “Money Market Guarantee Account is closed to new money” under “Investment options” later in this prospectus for further information. We reserve the right to discontinue the offering of any Funds at any time with notice to you. Not all Funds and the Guaranteed Interest Option may be available with all Plans.

The Funds

Each Fund has a different investment objective. The Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. We cannot assure you that any of the Funds will meet their investment objectives.

The AllianceBernstein Growth Equity Fund

Objective

The investment objective of the AllianceBernstein Growth Equity Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index (“Index”); it is intended that the Fund seeks to approximate the risk profile and investment return of the Index on an annualized basis.

Investment strategies

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (Source: Russell Investment Group).

The majority of trading in the Fund each year will take place in June, after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies are received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein may utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if, in the advisor’s opinion, they provide a more cost-effective alternative than transacting in the cash market.

The Fund is valued daily.

Risks of investment strategies

See “Risks of investing in the funds,” later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Growth Equity Fund specifically.

The AllianceBernstein Mid Cap Growth Fund

Objectives

The AllianceBernstein Mid Cap Growth Fund seeks to achieve long-term capital growth, through a diversified portfolio of equity securities. The account attempts to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.

Investment strategies

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invests at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund’s investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries, as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States. In aggregate, IPO (Initial Public Offerings) investments cannot exceed 5% of the Fund at time of purchase, and no more than 10% due to appreciation. An IPO is an issuer’s first offering of a security or class of a security to the public.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.

The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may often be concentrated in industries where research resources indicate there is high growth potential. The Fund is valued daily.

Risks of investment strategies

See “Risks of investing in the funds” later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund’s investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

The AllianceBernstein Balanced Fund

Objectives

The Balanced Account (the “Portfolio”) seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Portfolio will include allocations to three sub-portfolios: Global Structured Equity, US Core Fixed Income and Cash.

Investment strategies

The Global Structured Equity sub-portfolio’s objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.

The Global Structured Equity sub-portfolio invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Adviser’s global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor’s investment criteria. The analysts conduct in-depth research on these companies to uncover the most attractive investment opportunities. The sub-portfolio is constructed to maximize exposure to stocks selected by the Advisor’s analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio primarily invests its assets in countries included in the MSCI World Index, however the sub-portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor’s currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of the Company.

The US Core Fixed Income’s sub-portfolio seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to primarily add value through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on the Advisor’s independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, the Advisor’s most senior research and portfolio management professionals meet in “research review” sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations — the output of the research review sessions — into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.

The U.S. Core Fixed Income sub-portfolio may invest in a wide variety of publicly traded debt instruments. The sub-portfolio will only purchase US-dollar denominated securities. The sub-portfolio’s non-money market securities will consist primarily of the following publicly traded securities:

1) debt securities issued or guaranteed by the United States Government (such as U.S. Treasury securities), its agencies (such as the Government National Mortgage Association), or instrumentalities-(such as the Federal National Mortgage Association), 2) debt securities issued by governmental entities and corporations from developed and developing nations, 3) asset-backed securities, mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass-throughs, commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, and up to 5% agency and non-agency collateralized mortgage obligations (“CMOs”), zero coupon bonds, preferred stocks and trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities which could result in potential economic leverage, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The sub-portfolio may purchase 144A securities. The sub-portfolio may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor’s Corporation (S&P), Baa or higher by Moody’s Investor Services, Inc. (Moody’s), BBB or higher by Fitch or if unrated, will be of comparable investment quality. The sub-portfolio may directly invest in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements in accordance with the Company guidelines.

Swap transactions are prohibited.

The overall sub-portfolio duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.

The Cash sub-portfolio may invest directly in investment-grade money market instruments.

The portfolio may invest in cash equivalents in a commingled investment fund managed by the Advisor.

Asset allocation policies

The Portfolio includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to The Company’s specifications, is summarized below. The Advisor will allow the relative weightings of the Portfolio’s debt and equity components to vary in response to markets, but ordinarily only by +/- 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Portfolio toward the targeted asset allocation, in line with The Company’s specifications. The Fund is valued daily.

Allocation Portfolio Type	Sub-Portfolio Portfolio	The Company’s Specified Target
Global Equity	Global Structured Equity	60%
Total fixed and money market instruments:		40%
• Fixed	• 35%-US Core Fixed Income

• Money market instruments	• 5%-Cash

Risks of investment strategies

See “Risks of investing in the Funds”, below, for information on the risks associated with an investment in the funds generally, and in the AllianceBernstein Balanced Fund specifically.

Investment adviser

The Board of Directors has delegated responsibility to a committee to authorize or approve investments in the AllianceBernstein Balanced, AllianceBernstein Growth Equity and AllianceBernstein Mid Cap Growth funds (collectively, the “Funds”). That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third part investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. (“AllianceBernstein”) to manage the Funds. Subject to that committee’s broad supervisory authority, AllianceBernstein’s investment officers and managers have complete discretion over the assets of the Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of the Company and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The following portfolio managers are primarily responsible for the day-to-day management of the portfolios:

Fund	Portfolio Manager	Business experience for past 5 years
AllianceBernstein Growth Equity Fund	Judith A. De Vivo	Portfolio Manager at AllianceBernstein since 1984

Fund	Portfolio Manager	Business experience for past 5 years
AllianceBernstein Mid Cap Growth Fund	John H. Fogarty	Portfolio Manager at AllianceBernstein since 1997
AllianceBernstein Balanced Fund	Michael Canter	Portfolio Manager at AllianceBernstein since 2016
	Joshua Lisser	Portfolio Manager at AllianceBernstein since 1992
	Judith A. De Vivo	Portfolio Manager at AllianceBernstein since 1984
	Ben Sklar	Portfolio Manager at AllianceBernstein since 2009
	Janaki Rao	Portfolio Manager at AllianceBernstein since 2013

The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities in the fund.

As of December 31, 2020, AllianceBernstein had total assets under management of $686 billion. AllianceBernstein’s main office is located at 1345 Avenue of the Americas, New York, New York 10105.

Portfolio holdings policy for the Pooled Separate Accounts

A description of the policies and procedures with respect to disclosure of the portfolio securities of the AllianceBernstein Balanced Fund, the AllianceBernstein Growth Equity Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI. Generally, portfolio information is available 30 days after the month end free of charge by calling 1 (866) 642-3127.

The Investment Trusts

The Investment Trusts are registered under the Investment Company Act of 1940. They are classified as “open-end management investment companies,” more commonly called mutual funds. Each Investment Trust issues different shares relating to each portfolio.

The Trusts do not impose sales charges or ‘‘loads’’ for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Investment Trust serves for the benefit of each Investment Trust’s shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of

Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Investment Trust, and other information about the portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Investment Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

All funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund invest in corresponding portfolios of the Investment Trusts. The investment results you will experience in any one of those investment funds will depend on the investment performance of the corresponding portfolios.

Portfolios of the Investment Trusts

We offer both affiliated and unaffiliated Investment Trusts, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of EQ Premier VIP Trust, EQ Advisors Trust and 1290 Funds®. For some Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out the investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the Investment Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN), (“Equitable Advisors”) and Equitable Distributors, LLC (“Equitable Distributors”), (together, the “Distributors”) directly or indirectly may receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG receives management fees and administrative fees in connection with the services it provides to the affiliated Portfolios. As such, it is generally more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer participants a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to participants and/or suggest that participants consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see “Allocating your contributions” later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”), and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in other Portfolios that use the EQ volatility management strategy, are identified below in the chart by a “✓ ” under the column entitled “Volatility Management.”

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy or, in the case of the EQ Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the EQ volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified below in the chart by a “Δ” under the column entitled “Volatility Management”. Any such unaffiliated Portfolio is not identified under “Volatility Management” below in the chart. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Asset Transfer Program.  Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)

By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)

By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Special note about Portfolio closures: In July 2018, the following Portfolios (the “Target Allocation Portfolios”) were closed to contributions and loan repayments:

•	Target 2015 Allocation Portfolio

•	Target 2025 Allocation Portfolio

•	Target 2035 Allocation Portfolio

•	Target 2045 Allocation Portfolio

•	Target 2055 Allocation Portfolio

Any amounts you have in a Target Allocation Portfolio can remain in that Portfolio, but you cannot transfer or contribute any additional amounts to that Portfolio. You can always transfer amounts out of a Target Allocation Portfolio to another investment option, or take distributions, subject to plan provisions from a Target Allocation Portfolio, but you cannot transfer any such amounts back into that Portfolio.

Insurance company dedicated Portfolios

These Portfolios are exclusively for purchase by insurance company separate accounts on behalf of contract holders. These Portfolios are not available directly to the general public.

EQ Premier VIP Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
EQ/AGGRESSIVE ALLOCATION†	B	Seeks to achieve long-term capital appreciation.	• Equitable Investment Management Group, LLC	✓
EQ/CONSERVATIVE ALLOCATION†	B	Seeks to achieve a high level of current income.	• Equitable Investment Management Group, LLC	✓

EQ Premier VIP Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
EQ/CONSERVATIVE-PLUS ALLOCATION†	B	Seeks to achieve current income and growth of capital, with a greater emphasis on current income.	• Equitable Investment Management Group, LLC	✓
EQ/CORE PLUS BOND	B	Seeks to achieve high total return through a combination of current income and capital appreciation.	• Equitable Investment Management Group, LLC • AXA Investment Managers, Inc. • Brandywine Global Investment Management, LLC • Loomis, Sayles & Company, L.P.
EQ/MODERATE ALLOCATION†	B	Seeks to achieve long-term capital appreciation and current income.	• Equitable Investment Management Group, LLC	✓
EQ/MODERATE-PLUS ALLOCATION†	B	Seeks to achieve long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	• Equitable Investment Management Group, LLC	✓
TARGET 2015 ALLOCATION*	B	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC
TARGET 2025 ALLOCATION*	B	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC
TARGET 2035 ALLOCATION*	B	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC
TARGET 2045 ALLOCATION*	B	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC
TARGET 2055 ALLOCATION*	B	Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
1290 VT DOUBLELINE DYNAMIC ALLOCATION	IB	Seeks to achieve total return from long-term capital appreciation and income.	• Equitable Investment Management Group, LLC • DoubleLine Capital LP
1290 VT EQUITY INCOME	IB	Seeks a combination of growth and income to achieve an above-average and consistent total return.	• Equitable Investment Management Group, LLC • Barrow, Hanley, Mewhinney & Strauss LLC
1290 VT GAMCO MERGERS & ACQUISITIONS	IB	Seeks to achieve capital appreciation.	• Equitable Investment Management Group, LLC • GAMCO Asset Management, Inc.

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
1290 VT GAMCO SMALL COMPANY VALUE	IB	Seeks to maximize capital appreciation.	• Equitable Investment Management Group, LLC • GAMCO Asset Management, Inc.
1290 VT SOCIALLY RESPONSIBLE	IB	Seeks to achieve long-term capital appreciation.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC
EQ/AB SMALL CAP GROWTH	IB	Seeks to achieve long-term growth of capital.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P.
EQ/ALL ASSET GROWTH ALLOCATION††	IB	Seeks long-term capital appreciation and current income.	• Equitable Investment Management Group, LLC
EQ/CAPTIAL GROUP RESEARCH	IB	Seeks to achieve long-term growth of capital.	• Equitable Investment Management Group, LLC • Capital International, Inc.
EQ/CLEARBRIDGE LARGE CAP GROWTH	IB	Seeks to achieve long-term capital growth.	• Equitable Investment Management Group, LLC • ClearBridge Investments, LLC
EQ/EQUITY 500 INDEX	IB	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500 Composite Stock Index, including reinvestment of dividends, at a risk level consistent with that of the Standard & Poor’s 500 Composite Stock Index.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P.
EQ/GLOBAL EQUITY MANAGED VOLATILITY	IB	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Morgan Stanley Investment Management Inc. • Invesco Advisers, Inc.	✓
EQ/INTERMEDIATE GOVERNMENT BOND	IB	Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Bloomberg Barclays U.S. Intermediate Government Bond Index.	• Equitable Investment Management Group, LLC • SSgA Funds Management, Inc.

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	IB	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

•   Equitable Investment Management Group, LLC

•   BlackRock Investment Management, LLC

•   EARNEST Partners, LLC

•   Federated Global Investment Management Corp.

•   Massachusetts Financial Services Company d/b/a MFS Investment Management

✓
EQ/INTERNATIONAL EQUITY INDEX	IA	Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ Euro STOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P.
EQ/JANUS ENTERPRISE	IB	Seeks to achieve capital growth.	• Equitable Investment Management Group, LLC • Janus Capital Management LLC
EQ/LARGE CAP GROWTH INDEX	IB	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends at a risk level consistent with the Russell 1000® Growth Index.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P.
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	IB	Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

•   Equitable Investment Management Group, LLC

•   BlackRock Investment Management, LLC

•   HS Management Partners, LLC

•   Loomis, Sayles & Company, L.P.

•   Polen Capital Management, LLC

•   T. Rowe Price Associates, Inc.

✓
EQ/LARGE CAP VALUE MANAGED VOLATILITY	IB	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P. • Aristotle Capital Management, LLC • Massachusetts Financial Services Company d/b/a MFS Investment Management	✓

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
EQ/MFS INTERNATIONAL GROWTH	IB	Seeks to achieve capital appreciation.	• Equitable Investment Management Group, LLC • Massachusetts Financial Services Company d/b/a MFS Investment Management
EQ/MID CAP INDEX	IB	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index, including reinvestment of dividends, at a risk level consistent with that of the Standard & Poor’s MidCap 400® Index.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P.
EQ/MID CAP VALUE MANAGED VOLATILITY	IB	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Diamond Hill Capital Management, Inc. • Wellington Management Company, LLP	✓
EQ/MONEY MARKET†††	IA	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	• Equitable Investment Management Group, LLC • BNY Mellon Investment Adviser, Inc.
EQ/PIMCO GLOBAL REAL RETURN		Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.	• Equitable Investment Management Group, LLC • Pacific Investment Management Company LLC
EQ/PIMCO ULTRA SHORT BOND	IB	Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.	• Equitable Investment Management Group, LLC • Pacific Investment Management Company LLC
EQ/SMALL COMPANY INDEX	IB	Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P.
EQ/T. ROWE PRICE GROWTH STOCK	IB	Seeks to achieve long-term capital appreciation and secondarily, income.	• Equitable Investment Management Group, LLC • T. Rowe Price Associates, Inc.

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
MULTIMANAGER CORE BOND	IB	Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.	• Equitable Investment Management Group, LLC • BlackRock Financial Management, Inc. • DoubleLine Capital LP • Pacific Investment Management Company LLC • SSgA Funds Management, Inc.
MULTIMANAGER TECHNOLOGY	IB	Seeks to achieve long-term growth of capital.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P. • Allianz Global Investors U.S. LLC • Wellington Management Company, LLP

Vanguard Variable Insurance Fund Portfolio Name	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
VANGUARD® VIF TOTAL BOND MARKET INDEX PORTFOLIO	Seeks to track the performance of a broad, market-weighted bond index.	• Vanguard Fixed Income Group
VANGUARD® VIF TOTAL STOCK MARKET INDEX PORTFOLIO	Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	• Vanguard Equity Index Group
†	The “EQ/Allocation” Portfolios.
††	The “All Asset” Portfolios.
†††

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

*	This Portfolio closed to contributions on or about July 12, 2018. For more information, please see “Special note about Portfolio closures” earlier in this section.

Retail portfolios

These Portfolios are retail mutual funds that are also directly available to the general public and do not require investing through a Separate Account. If you were to purchase these Portfolios directly from a broker or mutual fund company, you would not receive the death benefit or incur the expenses of the Separate Account.

1290 Funds® — Class I Shares Portfolio Name	Objective	Investment Adviser (and Sub- Adviser(s), as applicable)	Volatility Management
1290 RETIREMENT 2020	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2025	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2030	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2035	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2040	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2045	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2050	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2055	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ
1290 RETIREMENT 2060	Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.	• Equitable Investment Management Group, LLC	Δ

You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Portfolios contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Investment Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-526-2701.

Risks of investing in the Funds

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds. See the applicable Trust prospectus for risks and factors and investment techniques associated with an investment in all funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund.

Important factors associated with an investment in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are discussed below.

Common Stock.  Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund’s investments — and, therefore, the value of the Fund’s units — to fluctuate.

Securities of medium and smaller sized companies.  The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller sized companies. The securities of small and medium sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium sized companies. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $20 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small- and medium-sized companies have a lower degree of liquidity in the markets for their stocks.

Non-equity securities.  Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund — and, therefore, the value of the Fund’s units — will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). Moreover, convertible securities which may be in the AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

Foreign investing.  Investing in securities of foreign companies that may not do substantial business in the U.S. involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds’ foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Funds’ foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

Restricted securities.  Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

Investment policies.  Due to the AllianceBernstein Mid Cap Growth Fund’s investment policies, this Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

Debt securities subject to prepayment risks.  Mortgage-related securities and certain collateralized mortgage obligations, asset- backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund, however, is unable to accurately predict the rate at which prepayments will be made, as that rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the fund. Moreover, securities that may be prepaid tend to increase in value less during times of declining interest rates, and to decrease in value more during times of increasing interest rates, than do securities that are not subject to prepayment.

When-issued and delayed delivery securities.  The AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

Hedging transactions.  The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

Risks associated with the AllianceBernstein Balanced Fund.

Bonds rated below A by S&P, Moody’s or Fitch are more susceptible to adverse conditions or changing circumstances than those rated A or higher; but we regard these lower rated bonds as having adequate capacity to pay principal and interest.

Risks associated with the AllianceBernstein Growth Equity Fund

While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the account may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as “tracking error”. The account attempts to minimize these deviations through a management process which strives to minimize transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.

Additional information about the Funds

Change of investment objectives

We can change the investment objectives of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York Department of Financial Services approves the change.

The investment objectives of the Portfolios of the Investment Trusts may be changed by the Board of Trustees of the applicable Investment Trust without the approval of shareholders. (See “Voting rights” below.)

Voting rights

No voting rights apply to any of the separate accounts or to the Guaranteed Options.

However, as the owner of shares of the Investment Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

•	the election of trustees;

•	the formal approval of independent public accounting firms selected for each Investment Trust; or

•	any other matters described in each prospectus for the Investment Trusts or requiring a shareholders’ vote under the Investment Company Act of 1940.

We will give contract owners/participants the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners/participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners/participants vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Investment Trusts sell their shares to the Company separate accounts in connection with the Company’s annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. EQ Premier VIP Trust, Vanguard Variable Insurance Fund and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for the Company. 1290 Funds® also sells its shares directly to the public. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Investment Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

The guaranteed options

We offer one guaranteed option:

•	the Guaranteed Interest Option (“GIO”);

We also have another guaranteed option for existing contract owners who have allocated values to it:

•	Money Market Guarantee Account.

The Money Market Guarantee Account is no longer being sold.

We guarantee the amount of your contributions to the guaranteed options and the interest credited. Contributions to the guaranteed options become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations. The general account, as part of our insurance and annuity operations, is subject to regulation and supervision by the New York Department of Financial Services and to insurance laws and regulations of all jurisdictions in which we are authorized to do business.

Your investment in a guaranteed option is not regulated by the Securities and Exchange Commission, and the following discussion about the guaranteed options has not been reviewed by the staff of the SEC. The discussion, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made.

Guaranteed Interest Option

The Guaranteed Interest Option (“GIO”) is part of our general account, pays interest at guaranteed rates, and provides an investment option in which the value of the principal will not fluctuate. We discuss our general account under “More information” later in this Prospectus.

We credit interest daily to amounts in the GIO. We set interest rates monthly. All interest rates are effective annual rates net of program expense and other expenses. Your lifetime minimum rate is 1.00%. The current interest rate will never be less than the lifetime minimum rate.

Transfers from the GIO to other investment options are permitted. Withdrawals are permitted from the GIO, subject to a market value adjustment if plan-initiated.

Money Market Guarantee Account is closed to new money

On January 1, 2009, the Money Market Guarantee Account was closed to new contributions and loan repayments. Any amounts you have in the Money Market Guarantee Account can remain in your account, but you can no longer transfer or contribute any additional amounts to your account. Any amounts that remained in your Money Market Guarantee Account will continue to accrue interest as described below.

You can always transfer amounts out of the Money Market Guarantee Account to another investment option, or take distributions from the Money Market Guarantee Account, but you can no longer transfer any such amounts back into the Money Market Guarantee Account.

Money Market Guarantee Account

All contributions you made prior to January 1, 2009 to the Money Market Guarantee Account will continue to earn the same rate of interest. The rate changes monthly and is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees and charges. While the rate changes monthly, it will never be less than 1%. The rate will approximate current market rates for money market mutual funds minus applicable fees and charges. You may call our Automated Voice Response System or access our website to obtain the current monthly rate.

Your balance in the Money Market Guarantee Account at the end of the month automatically begins receiving interest at the new rate until transferred or withdrawn.

Distributions, withdrawals, and transfers.  You may effect distributions, withdrawals and transfers out of your Money Market Guarantee Account, without penalty, at any time permitted under your plan. We do not impose penalties on distributions, withdrawals or transfers out of your Money Market Guarantee Account only.

2. How we value your account balance in the Funds

For amounts in the Funds

When you invest in a Fund, your contribution or transfer is used to purchase “units” of that Fund. The unit value on any day reflects the value of the Fund’s investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer request. A contribution or a transfer request will be effective on the business day we receive the contribution or the transfer request. Contributions and transfer requests received after the end of a business day will be credited the next business day. We will confirm all transfers in writing.

Our “business day” is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see “Dates and prices at which contract events occur.”

On any given day, your account value in any Fund equals the number of the Fund’s units credited to your account, multiplied by that day’s value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that Fund option.

How we determine the unit value

We determine the Unit Value at the end of each business day. The Unit Value for each Fund is determined by first calculating a gross unit value reflecting only investment performance and then adjusting it for Fund expenses to obtain the Fund Unit Value. We calculate the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day and, for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, then deducting audit and custodial fees. We calculate the net investment factor as follows:

•	First, we take the value of the Fund’s assets at the close of business on the preceding business day.

•

Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.

•	Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.

•	Finally, we divide this amount by the value of the Fund’s assets at the close of the preceding business day.

The Fund Unit Value is calculated on every business day by multiplying the Fund Unit Value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:

(a)	is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month; and

(b)	is the charge to the Fund for that month for the daily accrual of fees and expenses times the number of days since the end of the preceding month.

The value of the investments that Separate Account No. 66 has in the 1290 VT DoubleLine Dynamic Allocation, 1290 VT Equity Income, 1290 VT GAMCO Mergers & Acquisitions, 1290 VT GAMCO Small Company Value, 1290 VT Socially Responsible, EQ/Global Equity Managed Volatility, EQ/International Core Managed Volatility, EQ/Large Cap Growth Managed Volatility, EQ/Large Cap Value Managed Volatility, EQ/ClearBridge Large Cap Growth, EQ/Janus Enterprise, EQ/Mid Cap Value Managed Volatility, EQ/All Asset Growth Allocation, EQ/Aggressive Allocation, EQ/Conservative Allocation, EQ/Conservative-Plus Allocation, EQ/Moderate Allocation, EQ/Moderate-Plus Allocation, Multimanager Core Bond, EQ/Core Plus Bond, Multimanager Technology, Target 2015 Allocation, Target 2025 Allocation, Target 2035 Allocation, Target 2045 Allocation, Target 2055 Allocation, EQ/AB Small Cap Growth, EQ/Capital Group Research, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Intermediate Government Bond, EQ/Large Cap Growth Index, EQ/Mid Cap Index, EQ/MFS International Growth, EQ/Money Market, EQ/PIMCO Global Real Return, EQ/PIMCO Ultra Short Bond, EQ/Small Company Index, Vanguard® VIF Total Bond Market Index, Vanguard® VIF Total Stock Market Index and EQ/T. Rowe Price Growth Stock portfolios is calculated by multiplying the number of shares held by Separate Account No. 66 in each portfolio by the net asset value per share of that portfolio determined as of the close of business on the same day as the respective Unit Values of each of the foregoing Funds are determined.

How we value the assets of the Funds

The assets of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are valued as follows:

•	Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

•

Foreign securities not traded directly, or in ADR form, in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

•	United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

•

Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

•	Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

•

Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

•

Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

•

Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.

Fair valuation

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

For the Funds offered under Separate Account No. 66, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under policies and procedures established by the Trusts. For more information, please see the prospectus for the applicable Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

Other Funds.  For those Funds that invest in corresponding Portfolios of EQ Premier VIP Trust, EQ Advisors Trust, Vanguard Variable Insurance Fund and 1290 Funds® (the "Investment Trusts"), the asset value of each Portfolio is computed on a daily basis. See the prospectus for the Investment Trust for information on valuation methodology used by the corresponding portfolios.

3. Transfers and access to your account

Transfers among investment options

You may transfer some or all of your amounts among the investment options if you participate in the IRS Pre-Approved Plan. Participants in other plans may make transfers as allowed by the plan.

Transfers to or from the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, are permitted at any time. Transfers from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts.

No transfers to the Money Market Guarantee Account are permitted. See "Money Market Guarantee Account is closed to new money" under "Investment options" earlier in this prospectus for more information.

Please see "Allocating Program contributions" in "The Program" for more information about your role in managing your allocations.

Disruptive transfer activity

You should note that the contract is not designed for professional "market timing”organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the variable investment options for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.

We offer investment options with underlying portfolios that are part of EQ Premier VIP Trust, EQ Advisors Trust and 1290 Funds® (together, the "affiliated Investment Trusts") as well as investment options with underlying Portfolios of outside trusts with which the Company has entered participation agreements (the “unaffiliated Investment Trusts”. The affiliated Investment Trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the affiliated Investment Trust obtains from us owner trading activity. The affiliated Investment Trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity.

When a contract owner/participant is identified as having engaged in a potentially disruptive transfer activity for the first time, a letter is sent to the contract owner/participant explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated Investment Trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners/participants, we will work with the unaffiliated trust to review contract owner/participant trading activity. Each Investment Trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the Investment Trusts for more information.

For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, the Company reviews contract owner/participant trading activity to identify any potentially disruptive transfer activity. The Company follows the same policies and procedures identified in the previous paragraph.

We may change those policies and procedures, and any new or revised policies or procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the contract owner/participant.

Contract owners/participants should note that it is not always possible for us and the trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, contract owners/participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

Our Automated Voice Response System and our internet website

Participants may use our Automated Voice Response System, or our internet website to transfer between investment options, obtain account information, change the allocation of future contributions and hear investment performance information. To use our Automated Voice Response System, you must have a touch-tone telephone. Our internet website can be accessed at mrp.equitable.com.

Employers may also access our Plan Services website to have plan level access to transaction activity, reports, census features, make online contributions and prepare and file annual 5500 reports. The Plan Services website can be accessed at mrp.equitable.com.

We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using the Automated Voice Response System and by the Program website. The procedures require personal identification information, including entering credentials, prior to acting on telephone instructions or accessing information on the internet website, and providing written confirmation of the transfers. We assign credentials to you after we receive your completed enrollment form. Thus, we will not be liable for following telephone instructions, or internet instructions, we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you are engaged in a market timing strategy (see "Disruptive transfer activity" above).

A transfer request will be effective on the business day we receive the request. We will confirm all transfers in writing.

Participant loans

Participant loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer. The number of plan loans outstanding are subject to the terms of the employer’s plan.

Loans are subject to restrictions under federal tax laws and ERISA, and are also subject to the limits of the plan. Loan packages containing all necessary forms, along with an explanation of how interest rates are set, are available from our Retirement Plan Account Managers. If a participant is married, written spousal consent may be required for a loan.

Generally, the loan amount will be transferred from the investment options into a loan account. The participant must repay the amount borrowed with interest as required by federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. No participant who has defaulted on a loan under the employer plan shall be granted any additional loans under this plan. Interest paid on a retirement plan loan is not deductible.

Choosing benefit payment options

Benefit payments are subject to plan provisions. Legislation enacted at the end of 2019 which was generally effective January 1, 2020 significantly amended the required minimum distribution rules and it may restrict the availability of payment options. Because these rules are statutory and regulatory, in many cases IRS guidance will be required to implement these changes. See the discussion under “Required minimum distribution payments after you die” later in the prospectus.

The Program offers a variety of benefit payment options. If you are a participant in an individually-designed plan, ask your employer for details. Once you are eligible, your plan may allow you a choice of one or more of the following forms of distribution:

•	Periodic installments

•	Qualified Joint and Survivor Annuity

•	Joint and Survivor Annuity Options, some with optional Period Certain

•	Life Annuity

•	Life Annuity — Period Certain

•	Cash Refund Annuity

•	Lump Sum Payment

Types of benefits

Under the IRS Pre-Approved Plan, you may select one or more of the following forms of distribution once you are eligible to receive benefits. If your employer has adopted an individually designed plan that does not offer annuity benefits, not all of these distribution forms may be available to you. We suggest you ask your employer what types of benefits are available under your plan. The distribution will be in the form of a life annuity or another form that you choose and is offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

Qualified Joint and Survivor Annuity.  An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse’s life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death. In some plans, the law requires that if the value of your vested benefits exceeds $5,000, you must receive a Qualified Joint and Survivor Annuity unless your spouse consents in writing to a contrary election. Please see "Spousal consent requirements" below.

Lump sum payment.  A single payment of all or part of your vested benefits. If you take a partial payment of your balance, it must be at least $1,000. If you have more than one GRA, amounts held in your most recent GRA will first be used to make payment. If you terminated employment and your vested account balance is less than $1,000, you will receive a lump sum payment of the entire vested amount unless alternate instructions are provided in a reasonable period after receiving your Election of Benefits Package.

Periodic installments.  Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining account balance will be invested in whatever investment options you designate; each payment will be drawn pro-rata from all the investment options you have selected. If you have more than one GRA, amounts held in your most recently purchased three-year or five-year GRA will first be used to make installment payments. If you die before receiving all the installments, we will make the remaining payments to your beneficiary, subject to IRS minimum distribution rules and beneficiary election. We do not offer installments for benefits under individually designed plans.

Life Annuity.  An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death.

Life Annuity — Period Certain.  An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years. The longer the specified period, the smaller the monthly payments will be.

Joint and Survivor Annuity.  An annuity providing monthly payments for your life and that of your beneficiary subject to required minimum distribution rules. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

Joint and Survivor Annuity — Period Certain.  An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time subject to required minimum distribution rules. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.

Cash Refund Annuity.  An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.

Fixed and variable annuity choices

The cost of the fixed annuity is determined from tables in the group annuity contract which show the amounts necessary to purchase each $1 of monthly payment (after deduction of any applicable taxes and the annuity administrative charge described below). Payments depend on the annuity selected, your age, and the age of your beneficiary if you select a joint and survivor annuity. We may change the tables in the contract no more than once every five years.

The minimum amount that can be used to purchase any type of annuity is $5,000. If we give any group pension client with a qualified profit sharing plan a better annuity purchase rate than those currently available for the Program, we will also make those rates available to Program participants.

Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity — Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity — Period Certain, you may select either fixed or variable payments. The variable payments reflect the investment performance of the Growth Equity Fund. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Retirement Plan Account Managers for our variable annuity prospectus supplement.

Spousal consent requirements

Under the IRS Pre-Approved Plan, you may designate a non-spouse beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or (2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to you reaching age 35, your spouse must consent to the designation and, upon you reaching age 35, must again give his or her consent or the designation will lapse. In order for you to make a withdrawal, elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. To consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse’s signature must be witnessed by a notary public or plan representative.

If you change your mind, you may revoke your election and elect a Qualified Joint and Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse’s consent is not required for this revocation.

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want, even without spousal consent.

All of these annuity options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.

The amount of each payment in a fixed option remains the same. Variable option payments change to reflect the investment performance of the AllianceBernstein Growth Equity Fund.

See "Procedures for withdrawals, distributions and transfers" in the SAI.

We provide the fixed and variable annuity options. Payments under variable annuity options reflect investment performance of the AllianceBernstein Growth Equity Fund.

The minimum amount that can be used to purchase any type of annuity is $5,000. If we give any group pension client with a qualified plan a better annuity purchase rate than those currently guaranteed under the Program, we will also make those rates available to Program participants.

Spousal consent

If a participant is married and has an account balance greater than $5,000, (except for amounts contributed to the Rollover Account) federal law generally requires payment (subject to plan rules) of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless you and your spouse have properly waived that form of payment in advance. Please see "Spousal consent requirements" above. Certain individually designed Plans are not subject to these requirements.

Proof of correct information

If any information on which an annuity benefit payable under the contract was based has been misstated, the benefit will not be invalidated, but based on the correct information. The Company will adjust the amount of the annuity payments with respect to a fixed annuity benefit, the number of variable annuity units with respect to a variable annuity benefit and the amount used to provide the annuity benefit. Overpayments will be charged against any annuity payments and underpayments will be added to any annuity payments made under the annuity benefit after this adjustment. The Company will provide you with a written explanation, based solely on the information in its possession, of the reason for the adjustment. The Company’s liability to you is limited to the amount of annuity benefit that can be provided on the basis of correct information with the actual amount available under the contract.

Required minimum distribution payments after you die

These vary, depending on the status of your beneficiary (individual or entity) and when you die. Legislation enacted at the end of 2019 significantly amended the post-death required minimum distribution rules for distributions made beginning January 1, 2020, and in some cases may affect payouts for pre-December 31, 2019 deaths. IRS guidance will be needed to implement these changes.

Individual beneficiary

Unless the individual beneficiary has a special status as an “eligible designated beneficiary” or “EDB” described below, distributions of the remaining amount in the defined contribution plan following your death must be distributed within 10 years. IRS guidance will be needed regarding the mechanics of implementation of this “10-year” rule.

Individual beneficiary who has “eligible designated beneficiary” or “EDB” status.  An individual beneficiary who is an “eligible designated beneficiary” or “EDB” is able to take annual post-death required minimum distribution payments over the life of the EDB or over a period not extending beyond the life expectancy of the EDB, as long as the distributions start no later than one year after your death (to be prescribed in Treasury Regulations).

The following individuals are EDBs:

•	your surviving spouse (see spousal beneficiary, below);

•	your minor children (only while they are minors);

•	a disabled individual (Code definition applies);

•	a chronically ill individual (Code definition applies); and

•	any individual who is not more than 10 years younger than you.

In certain cases, a trust for a disabled individual or a chronically ill individual may be treated as an individual and not an entity beneficiary. When minor children reach the age of majority, they stop EDB status and the remainder of the portion of their interest not yet distributed must be distributed within 10 years. IRS guidance will be needed to implement the mechanics of this EDB status shift provision.

Spousal beneficiary.  If your death beneficiary is your surviving spouse, your spouse has a number of choices. As noted above, post-death distributions may be made over your spouse’s life or period of life expectancy. Your spouse may delay starting payments over his/her life or life expectancy period until the year in which you would have attained age 72. Your surviving spouse may be able to roll over amounts from your plan into an IRA or other eligible retirement plan.

Non-individual beneficiary

Pre-January 1, 2020 rules continue to apply. If you die before your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the “5-year rule” applies. Under this rule, the entire interest must be distributed by the end of the calendar year which contains the fifth anniversary of the participant’s death. No distribution is required for a year before that fifth year. Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

If you die after your Required Beginning Date for lifetime required minimum distributions, and your death beneficiary is a non-individual such as your estate, the rules permit the beneficiary to calculate the post-death required minimum distribution amounts based on the participant’s life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the participant.

Additional Changes to post-death distributions after the 2019 legislation

The legislation enacted at the end of 2019 applies to deaths after December 31, 2019, so that the post-death required minimum distribution rules in effect before January 1, 2020 continue to apply initially. As long as payments start no later than December 31 following the calendar year of the participant’s death, individuals who are non-spouse beneficiaries may continue to stretch post-death payments over their life. It is also permissible to stretch post-death payments over a period not longer than their life expectancy based on IRS tables as of the calendar year after the participant’s death on a term certain method. In certain cases a “see-through” trust which is the death beneficiary will be treated as an individual for measuring the distribution period.

However, the legislation enacted at the end of 2019 views the death of the original individual beneficiary as an event that triggers the “10-year” distribution period. Prior to 2019, for example, if an individual beneficiary who had a 20-year life expectancy period in the year after the participant’s death died in the 7th year of post-death payments, the beneficiary named by the original beneficiary could continue the payments over the remaining 13 years of the original beneficiary’s life expectancy period. Even if the participant in this example died before December 31, 2019 the legislation caps the length of any post-death payment period after the death of the original beneficiary at 10 years. As noted above, a rule similar to this applies when an EDB dies, or a minor child reaches majority-the remaining interest must be distributed within 10 years. IRS guidance will be needed to implement the mechanics of these beneficiary status shift provisions.

Under the IRS Pre-Approved Plan, on the day we receive proof of death, we automatically transfer the participant’s account balance in the Equity Funds to the investment option designated in the contract unless the beneficiary gives us other written instructions. The balance in the Guaranteed Interest Option, will remain in the Guaranteed Interest Option.

A non-spousal beneficiary may be able to directly roll over a death benefit into an inherited individual retirement arrangement dedicated to making post-death payments. Legislation enacted at the end of 2019 may restrict the availability of payment options under such individual retirement arrangements.

4. The Program

This section explains the Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Adoption Agreement that define the scope of the Program in more specific terms. References to "you" and "your" in this section are to you in your capacity as an employer. The Program is described in the prospectus solely to provide a more complete understanding of how the Funds and the GIO operate within the Program. The Program itself is not registered under the Securities Act of 1933.

The Members Retirement Program consists of either a defined contribution IRS Pre-Approved Plan and Separate Trust (“IRS Pre-Approved Plan and Trust”) that is sponsored by the Company or, for Employers who prefer to use their own individually-designed or an IRS Pre-Approved defined contribution Plan document, in conjunction with the Plan’s Trust, or the Pooled Trust. The Program offers, according to the terms of either the IRS Pre-Approved Plan and Trust or Pooled Trust, a group variable annuity Contract as a funding vehicle for employers who sponsor qualified retirement Plans. The Program is sponsored by the Company, and the Trustee under the Separate Trust is Benefit Trust Company. The Program has 3,540 participants and $289 million in assets at December 31, 2020.

Our Retirement Program Specialists are available to answer your questions about joining the Program. Please contact us by using the telephone number or addresses listed under “How to reach us — Information on joining the Program” earlier in the prospectus.

Summary of plan choices

You have a choice of two retirement plan arrangements under the Program. You can:

•

Choose the IRS Pre-Approved Plan — which automatically gives you a full range of services from us. These include your choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the IRS Pre-Approved Plan, employers adopt our Master Trust and your only investment choices are from the Investment Options.

The Members Retirement Plan is a defined contribution master plan that can be adopted as a profit sharing plan (including optional 401(k), SIMPLE 401(k) and safe harbor 401(k) features), a defined contribution pension plan, or both. A Roth 401(k) option is available for all 401(k) plan types.

•

Maintain our Pooled Trust for Individually Designed Plans — and use our Pooled Trust for investment options in the Program in addition to your own individual investments. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans. We provide participant-level or plan-level recordkeeping services for plan assets in the Pooled Trust.

The Pooled Trust is an investment vehicle used with individually designed qualified retirement plans. It can be used for both defined contribution and defined benefit plans. We provide recordkeeping services for plan assets held in the Pooled Trust.

Choosing the right plan depends on your own set of circumstances. We recommend that you review all plan, trust, participation and related agreements with your legal and tax counsel.

Getting started

If you choose the IRS Pre-Approved Plan, you as the employer or trustee must complete an Adoption Agreement. As an employer, you are responsible for the administration of the plan you choose. Please see "Your responsibilities as employer" in the SAI.

How to make Program contributions

Contributions can be made using the online contribution feature at mrp.equitable.com by clicking Employer Log-In or by mail to the Association Members Retirement Program, PO Box 13678, Newark, NJ 07188-3678. If using the online contribution feature employers will need their User ID and Password. If the contribution is remitted by mail it must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars, and made payable to the Company. Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a contribution if it is received in an unacceptable form. All contributions sent in by mail must be accompanied by a form acceptable to the Company which designates the amount to be allocated to each participant by contribution type. The Statement of Additional Information provides additional details on how to make contributions to the Program.

Contributions are normally credited on the business day that we receive them, provided the Contribution Remittance form is properly completed and matches the check/contribution amount. Contributions are only accepted from the employer for properly enrolled participants. Employees may not send contributions directly to the Program. There is no minimum amount which must be contributed for investment if you adopt either Plan or if you have your own individually designed plan that uses the Pooled Trust.

Allocating Program contributions

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Retirement Plan Account Manager is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

Investment decisions for individually designed plans are made either by the participant or by the plan trustees depending on the terms of the plan.

Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. You may allocate employer contributions in different percentages than your employee contributions. The allocation percentages you elect for employer contributions will automatically apply to 401(k) qualified non-elective contributions, qualified matching contributions and matching contributions. The allocation percentages you elect for employee contributions will automatically apply to both your post-tax employee contributions and your 401(k) salary deferral contributions.

The Employee Retirement Income Security Act of 1974 provides relief to a plan fiduciary of a qualified plan with participant directed accounts, if the fiduciary allocates to a Qualified Default Investment Alternative (QDIA) contributions which the participant has failed to direct to an investment option under the plan after notice by the plan. The QDIA under the MRP is the EQ/Moderate Allocation Portfolio unless the plan’s fiduciary has chosen an alternate QDIA. If you have not selected an investment option(s) under the MRP to allocate your contributions, the plan fiduciary will allocate your contributions to the plan’s QDIA, after the fiduciary has given you notice in accordance with the regulations. After funds have been allocated to the plan’s QDIA, you may reallocate those funds to any other investment option under the MRP.

When transaction requests are effective

Contributions, as well as transfer requests and allocation changes are effective on the business day they are received. Distribution requests are also effective on the business day they are received unless, as in the Plans, there are plan provisions to the contrary. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.

Trustee-to-trustee transfers of plan assets are effective the business day after we receive all items we require, including check and mailing instructions, and a plan opinion/IRS determination letter from the new or amended plan, or adequate proof of qualified plan status.

Distributions from the investment options

Keep in mind two sets of rules when considering distributions or withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those "Rules applicable to participant distributions" below. Certain plan distributions may be subject to federal income tax, and penalty taxes. See "Tax information" later in this prospectus.

Amounts in the Funds and Money Market Guarantee Account

These are generally available for distribution at any time, subject to the provisions of your plan. Distributions from the Money Market Guarantee Account and the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are permitted at any time. Distributions from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts, as applicable.

Amounts in the Guaranteed Interest Option

Withdrawals and transfers from the GIO, to other investment options are permitted, subject to certain conditions. See “Guaranteed Interest Option” earlier in this Prospectus.

Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which the New York Stock Exchange is closed for trading, sales of securities are restricted or determination of the fair market value of assets is not reasonably practicable because of an emergency.

If your plan is an employer or trustee-directed plan, you as the employer are responsible for ensuring that there is sufficient cash available to pay benefits.

Rules applicable to participant distributions

In addition to our own procedures, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the federal income tax treatment of distributions and benefit payment options is provided in "Tax information" later in this prospectus and in the SAI. You should discuss your options with a qualified financial advisor. Our Retirement Plan Account Managers also can be of assistance.

In general, under the Plans, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. Participants in an individually designed plan are eligible for retirement benefits depending on the terms of their plan. See "Benefit payment options" under "Transfers and access to your money" earlier in this prospectus and "Tax information" later in this prospectus for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age 72 (or age 70 1/2 if applicable). For all other participants, distribution must begin by April 1 of the later of the year after attaining age 72 (or age 70 1/2 if applicable) or retirement from the employer sponsoring the plan. For more information, see “Lifetime required minimum distributions” in “Tax information” later in the prospectus.

Distributions must be made according to the terms of the plan and rules in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and other tax qualified retirement arrangements such as IRAs. These provisions could apply to participants who satisfy required minimum distributions through annual withdrawals instead of receiving annuity payments. For this purpose additional annuity contract benefits may include enhanced death benefits and guaranteed minimum income benefits. Currently we believe that these provisions would not apply to Members Retirement Program contracts because of the type of benefits provided under the contract. However, you should consider the potential implication of these Regulations before you purchase or contribute to this annuity contract.

•

A participant may withdraw all or part of his/her account balance under either Plan attributable to post-tax employee contributions at any time, provided that he/she withdraw at least $300 at a time (or, if less, his/her entire post-tax account balance).

•

If a participant is married, his/her spouse must generally consent in writing before he/she can make any type of withdrawal except to purchase a Qualified Joint and Survivor Annuity. Self-employed persons may generally not receive a distribution prior to age 59 1/2.

•	Employees may generally not receive a distribution prior to severance from employment.

•	Hardship withdrawals before age 59 1/2 may be permitted under 401(k) and certain other profit sharing plans.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that participants ask their employer what types of withdrawals are available under their plan. See "Procedures for withdrawals, distributions and transfers" in the SAI for a more detailed discussion of these general rules.

5. Charges and expenses

You will incur two general types of charges under the Program:

(1)

Charges imposed on amounts invested in the Plan Trust — these apply to all amounts invested in the Plan Trust (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the Funds or as reductions from the rates credited to the guaranteed options.

(2)

Plan and transaction charges — these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the appropriate Funds and the dollars in the Guaranteed Options.

We make no deduction from your contributions or withdrawals for sales expenses.

Program expense charge

(Based on amounts invested in the Program)

We assess the Program expense charge on the last day of each month or upon the withdrawal of all assets under your plan. The maximum Program expense charge is 0.85% per year, assessed as a monthly charge. The Program expense charge you actually pay may be lower, as illustrated by the chart below. The purpose of this charge is to cover the expenses that we incur in connection with the Program.

	Average account value
	$75,000 or less	More than $75,000
Total plan assets	Schedule A	Schedule B
First $250,000	0.85%	0.85%

Next $250,000	0.65%	0.55%

Over $500,000	0.50%	0.40%

We determine the Program expense charge for your plan on the last day of each month, based on two factors: (1) the Average account value of the accounts in your plan, and (2) the value of the Total plan assets invested in the Members Retirement Program by your plan, on that date. We assess the Program expense charge on all assets in your plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

Each participant in a plan has an account value, which is the total value of that participant’s investment in the Members Retirement Program. The Average account value in a plan is the average of the account values of all of the participants in the plan, who have an account value greater than zero. If the Average account value under the Plan is $75,000 or less, then the Program expense charge will be determined using Schedule A on the chart above. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be determined using Schedule B on the chart above.

Total plan assets are all of the assets invested in the Members Retirement Program under a plan. The first $250,000 in assets under the plan is subject to a Program expense charge of 0.85% per year. If the Total plan assets exceed $250,000, any amounts greater than that will be subject to a lower charge. The next $250,000 (up to Total plan assets of $500,000) will be subject to a Program expense charge of either 0.65% or 0.55%, under Schedule A or Schedule B, respectively. Any assets in the plan in excess of $500,000 will be subject to a Program expense charge of either 0.50% or 0.40%, under Schedule A or Schedule B, respectively. The sum of the amounts calculated under this formula equals the total Program expense charge for the plan. The percentage of Total plan assets that this sum represents is the annual Program expense charge that each participant in the plan pays on his or her account value.

We will deduct the Program expense charge from your account value on a pro-rata basis, as of the last business day of each month. Such amount will be deducted from the participant’s account balances in accordance with the ordering rule established by the Company from time to time and communicated in writing to the Employer. The amounts we deduct from the Guaranteed Interest Option and Money Market Guarantee Account will never cause the rates we pay on those accounts to fall below 1%.

We apply the Program expense charge toward the cost of maintenance of the investment options, the promotion of the Program, investment funds and the Guaranteed Interest Option, when available, and Money Market Guarantee Account, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial and accounting costs, office equipment and stationery. During 2020, we received $1,469,844 compensation under the Program expense charge.

Members Retirement Plan and Investment only fees

(Plan and transaction expenses)

Record maintenance and report fee.  At the end of each calendar quarter, we deduct a record maintenance and report fee of $3.75 from your account balance. We reserve the right to charge varying fees based on the requested special mailings, reports and services given to your retirement plan.

Enrollment fee.  We charge an employer a non-refundable enrollment fee of $25 for each participant enrolled under its plan. If we do not maintain individual participant records under an individually-designed plan, we instead charge the employer $25 for each plan or trust. If the employer fails to pay these charges, we may deduct the amount from subsequent contributions or from participants’ account balances.

Annual portfolio operating expenses

(Deducted by the trusts)

All Funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund are indirectly subject to investment management fees, 12b-1 (if applicable) fees and other expenses charged against assets of the corresponding Portfolios of the Investment Trusts. These expenses are described in the Trusts’ prospectuses.

Investment management and accounting fees

(Based on amounts invested in the Program)

The computation of unit values for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds reflects fees charged for investment management and accounting. The investment management and accounting fee covers AllianceBernstein’s investment management and our financial accounting services provided to these Funds, as well as portion of our related administrative costs. The portion of the fee attributable to investment management services is retained by AllianceBernstein. We receive fees for financial accounting and administrative services we provide for these Funds. The fees shown in the Fee Table are estimated based on the experience of the Funds during the fiscal year ended December 31, 2020. The fees may be higher or lower based on the experience of the Funds during the fiscal year ended December 31, 2021.

Direct Operating and Other Expenses

(Based on amounts invested in the Program)

In addition to the charges and fees mentioned above, the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and other costs related to the operation of the Funds. The fees shown in the Fee Table are estimated based on the experience of the Funds during the fiscal year ended December 31, 2020. The fees may be higher or lower based on the experience of the Funds during the fiscal year ended December 31, 2021.

Other expenses

(Based on amounts invested in the Program)

We may impose certain additional costs and expenses on the Funds. These may include the cost of printing of SEC filings, prospectuses and reports, proxy mailings, other mailing costs, as well as legal and audit expenses.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Currently, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed on us varies by state and ranges from 0% to 1%.

We reserve the right to deduct any applicable charges such as premium taxes from each contribution or from distributions or upon termination of your contract. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax is later imposed on us when you make a partial or full withdrawal, or your contract is terminated, or you begin receiving annuity payments, we reserve the right to deduct a charge at that time.

Fees paid to associations

We may pay associations a fee for services provided in connection with the Program being made available to their memberships. The fee may be based on the number of employers whom we solicit, the number who participate in the Program, and/or the value of Program assets. We make these payments without any additional deduction or charge under the Program.

General information on fees and charges

We will give you written notice of any change in the fees and charges. We may also establish a separate fee schedule for requested non-routine administrative services. During 2020 we received total fees and charges under the Program of $1,637,348.

Charges that the Trusts deduct

The Trusts deduct charges for the following types of fees and expenses:

•	Management fees.

•	12b-1 Fees.

•	Operating expenses, such as trustees’ fees, independent public accounting firms’ fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Port-folios available under the contract in turn invest in shares of other Portfolios of the Trusts and/or shares of unaffiliated Portfolios (collectively, the “underlying Portfolios”). The underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

6. Tax information

In this section, we briefly outline current federal income tax rules relating to the adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax aspects of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

We cannot provide detailed information on all tax aspects of the Program, plans and contracts. Moreover, the tax aspects that apply to a particular person’s situation may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts, or payments under plans or contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax advisor before your purchase.

Buying a contract to fund a retirement arrangement

Annuity contracts can be purchased in connection with employer plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity’s features and benefits, such as the contract’s selection of investment funds, availability of guaranteed options, and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Lifetime required minimum distributions

When you have to start lifetime required minimum distributions from your plan depends on your birthdate and retirement status. Under legislation enacted at the end of 2019, lifetime required minimum distributions from your plan must start for the year in which you attain age 72 (if you were born July 1, 1949 or later). For individuals born June 30, 1949 or earlier, lifetime required minimum distributions from your plan must start for the year in which you attain age 70 1/2. Subject to the terms of your plan, the start of required minimum distributions can be delayed to April 1st following the calendar year of retirement. However, if you own more than 5% of the business, you cannot delay the start of your lifetime required minimum distributions, even if you are still working.

Income taxation of distributions to qualified plan participants

In this section, the word "you" refers to the plan participant.

Amounts distributed to a participant from a qualified plan are generally subject to federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally, only your post-tax contributions, if any, are not taxed when distributed.

If an employer’s 401(k) plan permits, an employee may designate some or all of elective deferral contributions as "designated Roth contributions," which are made on a post-tax basis to the 401(k) arrangement. Designated Roth contributions must be separately accounted for. If certain timing and distribution event requirements are satisfied, distributions from a designated Roth contribution account under a 401(k) plan will be tax-free. If both aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income. Distributions from designated Roth contribution accounts may be rolled over to other designated Roth contribution accounts under an eligible retirement plan (401(k) plan, 403(b) plan or governmental employer Section 457 plan) or to Roth IRAs.

Eligible rollover distributions.  Many types of distributions from qualified plans are “eligible rollover distributions” that can be rolled over to another “eligible retirement plan” which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements (“IRAs”), Section 403(b) plans, and governmental employer Section 457(b) plans. Eligible rollover distributions may also be rolled over to another eligible retirement plan within 60 days of the receipt of the distribution, but the distribution will be subject to mandatory 20% federal income tax withholding if the distribution is not directly rolled over. If the eligible rollover distribution is directly rolled over, there is no mandatory 20% federal income tax withholding. Eligible rollover distributions to employees under age 59 1/2 may be subject to an additional 10% federal income tax penalty if the distribution is not rolled over. Under legislation enacted at the end of 2019, distributions from an eligible retirement plan made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Repayments of these distributions to an eligible retirement plan are treated as deemed rollover contributions. IRS guidance will be required to implement this provision. Eligible rollover distributions from qualified plans may also be rolled over to a SIMPLE IRA that the participant has participated in for at least two years. An employee’s surviving spouse beneficiary may also roll over an eligible rollover distribution to another eligible retirement plan under certain circumstances. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances. Legislation enacted at the end of 2019 may restrict the availability of payment options under such IRAs. Distributions from a qualified plan can also be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. See “Eligible rollover distributions and federal income tax withholding” in the SAI for a more detailed discussion.

The IRS has issued ordering rules and related guidance on allocation between pre-tax and post-tax amounts on distributions from the plan before annuity payments start, including distributions to be made to multiple destinations, and the effect of direct rollovers. This guidance indicates that all disbursements from the plan that are “scheduled to be made at the same time” are treated as a single distribution even if the recipient has directed that the disbursement be divided among multiple destinations. Multiple destinations include payment to the recipient and direct rollovers to one or more eligible retirement plans.

The guidance generally requires that the pre-tax amount for the aggregated distribution is first assigned to the amount directly rolled over to one or more eligible retirement plans (so that the pre-tax amount would not be currently taxable). If the recipient wants to divide the direct rollover amount among two or more eligible retirement plans, before the distribution is made, the recipient can choose how the pre-tax amount is to be allocated among the plans.

If the pre-tax amount for the aggregated distribution is more than the amount directly rolled over, the guidance indicates that any remaining pre-tax amount is next assigned to any 60-day rollovers up to the amount of the 60-day rollovers. (Please note that the recipient is responsible for the tax treatment of 60-day rollovers and that our information report on Form 1099-R will reflect distribution to the recipient and any required 20% withholding.) The guidance further indicates that any remaining pre-tax amount after assignment of the pre-tax amount to direct rollovers and 60-day rollovers is includible in gross income. Finally, if the amount rolled over to an eligible retirement plan exceeds the portion of the pre-tax amount assigned or allocated to the plan, the excess is a post-tax amount.

This guidance clarifies that a plan participant can use rollovers to separate the pre-tax and post-tax amounts of a distribution.

For example, if a plan participant takes a distribution of $100,000 from a plan, $80,000 of which is pre-tax and $20,000 of which is attributable to non-Roth post-tax contributions, the participant could choose to allocate the distribution so that the entire pre-tax amount of $80,000 could be directly rolled over to a traditional IRA and the $20,000 non-Roth post-tax contributions could be rolled over to a Roth IRA.

In-Plan Roth rollover

If the plan permits and according to plan terms, participants who are eligible to take a distribution from their 401(k) retirement plan can convert their existing plan account into the designated Roth account by either a direct rollover or by taking a distribution and then rolling over the account into the designated Roth account within 60 days. Any pre-tax amounts converted must be included in the participant’s taxable income for the same year as the conversion.

Tax law permits a plan to allow an internal direct transfer from a pre-tax or non-Roth post-tax account to a designated Roth account under the plan, even though the transferred amounts are not eligible for withdrawal by the individual electing the transaction. The transfer would be taxable and withdrawals would not be permitted from the designated Roth account under the plan. Additional separate accounting will be required to implement this provision.

Annuity or installment payments.  Each payment you receive is ordinary income for tax purposes, except where you have a "cost basis" in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.

In-service withdrawals.  Some plans allow in-service withdrawals of post-tax contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if (a) they are attributable to your pre-January 1, 1987 contributions under (b) plans that permitted those withdrawals as of May 5, 1986. In addition, 20% mandatory federal income tax withholding may also apply.

Premature distributions.  You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59 1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan.

The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary), (c) distributions due to separation from active service after age 55 (d) distributions in connection with the birth or adoption of a child as specified in the Code, and (e) distributions you use to pay deductible medical expenses. See IRS Form 5329 for more information on the additional 10% tax penalty.

Tax withholding and information reporting

Status for income tax purposes; FATCA.  In order for us to comply with income tax withholding and information reporting rules which may apply to annuity contracts and tax-qualified plans, we request documentation of “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U.S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If we do not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which we are required to withhold income tax, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, we may be required to report contract values and other information for certain contract owners/participants. For this reason, we and our affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

Tax Withholding.  In almost all cases, 20% mandatory income tax withholding will apply to all "eligible rollover distributions" that are not directly rolled over to a qualified plan, 403(b) plan, governmental employer 457 plan or traditional IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution. See "Eligible rollover distributions and federal income tax withholding" in the SAI. Under the IRS Pre-Approved Plan, we will withhold the tax and send you the remaining amount. Under an individually designed plan, we will pay the full amount of the distribution to the plan’s trustee. The trustee is then responsible for withholding federal income tax upon distributions to you or your beneficiary.

Impact of taxes to the Company

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in the Company being taxed, then the Company may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since the Company is the owner of the assets from which tax benefits may be derived.

7. More information

CARES Act

Congress enacted the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) on March 27, 2020. The CARES Act permitted penalty-free withdrawals during 2020 from tax-qualified and tax-favored plans and contracts (such as defined contribution plans, 403(b) plans, government sponsored employer 457(b) plans, and IRAs) by individuals affected by coronavirus or the economic aftermath. Coronavirus-related distributions from all such plans and contracts were limited to an aggregate of $100,000 for any individual. The individual would be able to repay the amount of the distribution to the plan or contract within a 3-year period. Please consult your tax adviser concerning reporting of coronavirus-related distributions and repayments.

About Program changes or terminations

Amendments.  The contract has been amended in the past and we and the Trustees may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

Termination.  We may terminate the contract at any time. If the contract is terminated, we will not accept any further contributions. Amounts already invested in the investment options may remain in the Program and you may also elect payment of benefits through us.

Assignment.  You may not assign your rights or obligations under the contract without the Company’s prior written consent. The Company may not assign its rights or obligations under the contract without your prior written consent, except that the Company will not require your written consent to assign the contract to a corporation in which it has a direct or indirect ownership interest, provided that the Company remains liable for the failure of that corporation to perform its obligations.

IRS disqualification

If your plan is found not to qualify under the Internal Revenue Code, we may: (1) return the plan’s assets to the employer (in our capacity as the plan administrator) or (2) prevent plan participants from investing in the separate accounts.

About the separate accounts

Each Fund is one, or part of one, of our separate accounts. We established the separate accounts under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our investment funds for owners of our variable annuity contracts, including our contracts. The results of each separate account’s operations are accounted for without regard to the Company’s, or any other separate account’s, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations is based on the assets in the separate accounts. However, the obligations themselves are obligations of the Company. We reserve the right to take certain actions in connection with our operations and the operations of the investment funds as permitted by applicable law. If necessary, we will seek approval by participants in the Program.

The separate accounts that we call the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds commenced operations in 1968, 1969, and 1979 respectively. Separate Account No. 66, which holds the other Funds offered under the contract, was established in 1997. Because of exclusionary provisions, none of the Funds are subject to regulation under the Investment Company Act of 1940. Separate Account No. 66, however, purchases Class IA shares and Class IB/B shares of the Trusts. The Trusts are registered as open-end management investment companies under the 1940 Act. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

About the general account

Our general obligations and any guaranteed benefits under the contract, including those that apply to the Guaranteed Interest Option and Money Market Guarantee Account, are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment

Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

COVID-19

The COVID-19 pandemic has negatively impacted the U.S. and global economies, created significant volatility in the capital markets and dramatically increased unemployment levels. The pandemic has also resulted in temporary closures of many businesses and schools and the institution of social distancing requirements in many states and local communities. Businesses or schools that have reopened have restricted or limited access for the foreseeable future and may do so on a permanent basis. As a result, our ability to sell products through our regular channels and the demand for our products and services has been significantly impacted. The extent of the COVID-19 pandemic’s impact on us will depend on future developments that are highly uncertain, including the severity and duration of the pandemic, actions taken by governments and other third parties in response to the pandemic and the availability and efficacy of vaccines against COVID-19.

While we have implemented risk management and contingency plans with respect to the COVID-19 pandemic, such measures may not adequately protect our business from the full impacts of the pandemic. Currently, most of our employees and advisors are continuing to work remotely. Extended periods of remote work arrangements could introduce additional operational risk, including but not limited to cybersecurity risks, and impair our ability to effectively manage our business. We also outsource a variety of functions to third parties whose business continuity strategies are largely outside our control.

Economic uncertainty and unemployment resulting from the COVID-19 pandemic may have an adverse effect on product sales and result in existing policyholders withdrawing at greater rates. COVID-19 could have an adverse effect on our insurance business due to increased mortality and morbidity rates. The cost of reinsurance to us for these policies could increase, and we may encounter decreased availability of such reinsurance. If policyholder lapse and surrender rates or premium waivers significantly exceed our expectations, we may need to change our assumptions, models or reserves.

Our investment portfolio has been, and may continue to be, adversely affected by the COVID-19 pandemic. Declines in equity markets and interest rates, reduced liquidity or a continued slowdown in the U.S. or in global economic conditions may also adversely affect the values and cash flows of these investments. Our investments in mortgages and commercial mortgage-backed securities have been, and could continue to be, negatively affected by delays or failures of borrowers to make payments of principal and interest when due. In some jurisdictions, local governments have imposed delays or moratoriums on many forms of enforcement actions. Market volatility in 2020 also caused significant increases in credit spreads, and any continued volatility may increase our borrowing costs and decrease product fee income. Further, severe market volatility may leave us unable to react to market events in a prudent manner consistent with our historical investment practices.

Cybersecurity risks and catastrophic events

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyber-attacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even if our workforce and employees of our service providers and/or third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transactions. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner’s interest in the separate accounts nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under the Program, or the distribution of group annuity contract interests under the Program.

Financial statements

The financial statements of Separate Accounts 3, 4, 10, and 66, as well as the consolidated financial statements of the Company, are in the SAI. The SAI is available free of charge. The financial statements of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. You may request the SAI by writing to our Processing Office or calling 1-800-526-2701.

About the trustee

As trustee, Benefit Trust Company serves as a party to the contract. It has no responsibility for the administration of the Program or for any distributions or duties under the contract.

Distribution of the contracts

The Company performs all marketing and service functions under the contract. No sales commissions are paid with respect to units of interest in any of the separate accounts available under the contract; however, incentive compensation is paid to our employees performing these functions, based upon sales and the amount of first year plan contributions, as discussed in the SAI. The offering of the units is continuous.

Reports we provide and available information

We send reports annually to employers showing the aggregate account balances of all participants and information necessary to complete annual IRS filings.

The registration statement, including this prospectus and the SAI, can be obtained from the SEC’s website at www.sec.gov.

Acceptance

The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into an Adoption Agreement.

Appendix I: Condensed financial information

These selected per unit data and ratios for the years ended December 31, 2011 through December 31, 2020 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of the Company are contained in the SAI. Information is provided for the period that each Fund has been available under the Program, but not longer than ten years.

SEPARATE ACCOUNT NO. 3 (POOLED)

ALLIANCEBERNSTEIN MID CAP GROWTH FUND — INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA (Note E)

	YEAR ENDED DECEMBER 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Income	$0.05	$0.05	$0.06	$0.04	$0.06	$0 .05	$0.06	$0.04	$0.03	$0.06
Expenses (Note A)	(0.14)	(0.12)	(0.10)	(0.08)	(0.07)	(0.08)	(0.08)	(0.07)	(0.05)	(0.05)

Net investment gain (loss)	(0.09)	(0.07)	(0.04)	(0.04)	(0.01)	(0.03)	(0.02)	(0.03)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments (Note B)	8.15	4.86	0.59	3.48	(0.13)	0.13	0.22	2.62	0.93	0.16

Net increase (decrease) in AllianceBernstein Mid Cap Growth Fund Unit Value	8.06	4.79	0.55	3.44	(0.14)	0.10	0.20	2.59	0.91	0.17
AllianceBernstein Mid Cap Growth Fund Unit Value (Note C): Beginning of year	19.33	14.54	13.99	10.55	10.69	10.59	10.39	7.80	6.89	6.72

End of year	$27.39	$19.33	$14.54	$13.99	$10.55	$10.69	$10.59	$10.39	$7.80	$6.89

Ratio of expenses to average net assets attributable to the Program	0.67%	0.66%	0.67%	0.67%	0.68%	0.69%	0.68%	0.70%	0.69%	0.73%
Ratio of net investment income (loss) to average net assets attributable to the Program	(.43)%	(0.37)%	(0.26)%	(0.33)%	(0.07)%	(0.25%)	(0.16%)	(0.29)%	(0.26)%	0.13%
Number of AllianceBernstein Mid Cap Growth Fund Units outstanding at end of year (000’s)	923	1,194	1,377	1,512	1,743	1,971	2,209	2,464	2,743	2,881
Portfolio turnover rate (Note D)	52%	43%	65%	60%	79%	79%	116%	137%	131%	137%

See notes following these tables.

SEPARATE ACCOUNT NO. 4 (POOLED)

ALLIANCEBERNSTEIN GROWTH EQUITY FUND — INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA

	YEAR ENDED DECEMBER 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Income	$12.68	$12.71	$13.16	$11.00	$10.28	$9.73	$8.95	$7.69	$7.04	$5.21
Expenses (Note A)	(4.76)	(3.98)	(3.63)	(2.97)	(2.59)	(2.36)	(2.04)	(1.91)	(1.28)	(1.31)

Net investment income (loss)	7.92	8.73	9.53	8.03	7.69	7.37	6.91	5.78	5.76	3.90
Net realized and unrealized gain (loss) on investments (Note B)	420.14	289.18	(26.77)	187.19	33.26	22.83	58.54	122.90	46.96	7.02

Net increase (decrease) in AllianceBernstein Growth Equity Fund Unit Value	428.06	297.91	(17.24)	195.22	40.95	30.20	65.45	128.68	52.72	10.92
AllianceBernstein Growth Equity Fund Unit Value (Note C):
Beginning of year	1,131.88	833.97	851.21	655.99	615.04	584.84	519.39	390.71	337.99	327.07

End of year	$1,559.94	$1,131.88	$833.97	$851.21	$655.99	$615.04	$584.84	$519.39	$390.71	$337.99

Ratio of expenses to average net assets attributable to the Program	0.38%	0.39%	0.39%	0.39%	0.41%	0.39%	0.36%	0.42%	0.33%	0.38%
Ratio of net income (loss) to average net assets attributable to the Program	0.63%	0.88%	1.06%	1.06%	1.23%	1.22%	1.26%	1.29%	1.54%	1.14%
Number of AllianceBernstein Growth Equity Fund Units outstanding at end of year (000’s)	26	35	39	46	51	57	65	69	77	80
Portfolio turnover rate (Note D)	24%	17%	15%	15%	16%	19%	16%	17%	21%	19%

See notes following these tables.

SEPARATE ACCOUNT NO. 10 (POOLED)

ALLIANCEBERNSTEIN BALANCED FUND — INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA

	YEAR ENDED DECEMBER 31,
	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Income	$2.04	$2.34	$2.28	$1.97	$1.97	$1.77	$1.89	$1.56	$1.57	$1.50
Expenses (Note A)	(0.85)	(0.57)	(0.56)	(0.51)	(0.50)	(0.45)	(0.43)	(0.45)	(0.38)	(0.33)

Net investment income	1.19	1.77	1.72	1.46	1.47	1.32	1.46	1.11	1.19	1.17
Net realized and unrealized gain (loss) on investments (Note B)	11.98	13.27	(5.54)	8.84	3.35	(1.28)	1.49	8.15	5.51	(1.42)

Net increase (decrease) in AllianceBernstein Balanced Fund Unit Value	13.17	15.04	(3.82)	10.30	4.82	0.04	2.95	9.26	6.70	(0.25)
AllianceBernstein Balanced Fund Unit Value (Note C):
Beginning of year	96.61	81.57	85.39	75.09	70.27	70.23	67.28	58.02	51.32	51.57

End of year	$109.78	$96.61	$81.57	$85.39	$75.09	$70.27	$70.23	$67.28	$58.02	$51.32

Ratio of expenses to average net assets attributable to the Program	0.86%	0.63%	0.64%	0.63%	0.68%	0.64%	0.61%	0.71%	0.71%	0.63%
Ratio of net investment income to average net assets attributable to the Program	1.22%	1.97%	2.01%	1.81%	2.03%	1.85%	2.10%	1.79%	2.18%	2.22%
Number of AllianceBernstein Balanced Fund Units outstanding at end of year (000’s)	184	233	252	287	324	351	398	431	481	479
Portfolio turnover rate (Note D)	86%	64%	146%	128%	113%	143%	111%	111%	94%	84%

A.

Enrollment fees are not included above and did not affect the AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund or AllianceBernstein Balanced Fund unit values. Enrollment fees were generally deducted from contributions to the Program.

B.	See Note 2 to Financial Statements of Separate Accounts No. 3 (Pooled), 4 (Pooled) and 10 (Pooled), which can be found in the SAI.
C.

The value for an AllianceBernstein Growth Equity Fund unit was established at $10.00 on January 1, 1968 under the National Association of Realtors Members Retirement Program (NAR Program). The NAR Program was merged into the Members Retirement Program on December 27, 1984. The values for an AllianceBernstein Mid Cap Growth Fund and an AllianceBernstein Balanced Fund unit were established at $10.00 on May 1, 1985, the date on which the Funds were first made available under the Program.

D.

The portfolio turnover rate includes all long-term U.S. Government securities, but excludes all short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less. Represents the annual portfolio turnover rate for the entire separate account.

E.

Per unit data and shares outstanding for the years ended 2011 to 2018 for Separate Account No. 3 (Pooled) have been adjusted to reflect the impact of the 10 for 1 share split that occurred on April 15, 2019.

Income, expenses, gains and losses shown above pertain only to participants’ accumulations attributable to the Program. Other plans also participate in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds and may have operating results and other supplementary data different from those shown above.

SEPARATE ACCOUNT NO. 66 UNIT VALUES

Unit values and number of units outstanding for these Funds at year end for each variable investment fund, except for those funds being offered for the first time after December 31, 2020.

	For the years ending December 31,										Inception Date
	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
1290 Retirement 2020
Unit value	—	—	—	—	—	—	—	$9.80	$11.45	$12.24	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	8	37	53
1290 Retirement 2025
Unit value	—	—	—	—	—	—	—	$9.76	$11.56	$12.38	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	57	88	94
1290 Retirement 2030
Unit value	—	—	—	—	—	—	—	$9.69	$11.63	$12.41	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	17	38	77
1290 Retirement 2035
Unit value	—	—	—	—	—	—	—	$9.67	$11.67	$12.49	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	27	53	58
1290 Retirement 2040
Unit value	—	—	—	—	—	—	—	$9.64	$11.74	$12.70	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	8	26	35
1290 Retirement 2045
Unit value	—	—	—	—	—	—	—	$9.61	$11.77	$12.68	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	12	22	41
1290 Retirement 2050
Unit value	—	—	—	—	—	—	—	$9.57	$11.82	$12.66	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	13	25	29
1290 Retirement 2055
Unit value	—	—	—	—	—	—	—	$9.54	$11.87	$12.65	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	2	5	29
1290 Retirement 2060
Unit value	—	—	—	—	—	—	—	$9.53	$11.91	$12.73	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	—	8	17
1290 VT DoubleLine Dynamic Allocation
Unit value	—	$10.02	$11.13	$11.40	$10.97	$11.92	$13.06	$12.52	$14.78	$16.72	11/15/12
Number of units outstanding (000’s)	—	—	—	—	1	3	3	5	6	9

Unit values and number of units outstanding for these Funds at year end for each variable investment fund, except for those funds being offered for the first time after December 31, 2020.  (continued)

	For the years ending December 31,										Inception Date
	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
1290 VT Equity Income
Unit value	—	$9.98	$13.15	$14.29	$14.04	$15.86	$18.37	$16.22	$20.14	$19.22	11/15/12
Number of units outstanding (000’s)	—	8	18	20	24	43	33	49	56	47
1290 VT GAMCO Mergers & Acquisitions
Unit value	—	$10.14	$11.25	$11.43	$11.73	$12.63	$13.41	$12.75	$13.84	$13.66	11/15/12
Number of units outstanding (000’s)	—	—	16	10	11	9	9	5	6	5
1290 VT GAMCO Small Company Value
Unit value	$14.63	$17.24	$23.97	$24.70	$23.29	$28.70	$33.32	$28.12	$34.68	$37.97	5/1/06
Number of units outstanding (000’s)	181	182	148	124	120	115	103	101	100	79
1290 VT Socially Responsible
Unit Value	$7.53	$8.79	$11.80	$13.40	$13.46	$14.80	$17.82	$17.04	$22.19	$26.61	5/1/00
Number of units outstanding (000’s)	251	275	242	204	168	164	169	159	160	148
EQ/AB Small Cap Growth
Unit value	—	$10.04	$13.87	$14.36	$13.94	$15.69	$19.24	$17.72	$22.64	$30.80	11/15/12
Number of units outstanding (000’s)	—	—	12	26	27	22	26	27	30	39
EQ/Aggressive Allocation
Unit value	$8.03	$9.16	$11.58	$12.13	$11.91	$12.95	$15.42	$14.08	$17.52	$20.21	5/1/07
Number of units outstanding (000’s)	243	192	203	209	216	195	195	142	138	126
EQ/All Asset Growth Allocation
Unit value	—	$10.05	$11.46	$11.73	$11.27	$12.34	$14.30	$13.22	$15.74	$17.66	11/15/12
Number of units outstanding (000’s)	—	6	—	8	7	24	34	29	16	18
EQ/Capital Group Research
Unit value	$17.07	$20.04	$26.40	$29.17	$29.72	$32.22	$40.40	$38.44	$51.07	$62.94	11/22/02
Number of units outstanding (000’s)	341	329	279	259	240	221	202	181	167	141
EQ/ClearBridge Large Cap Growth
Unit value	—	$9.85	$13.70	$14.22	$14.39	$14.52	$18.23	$18.16	$23.97	$31.35	11/15/12
Number of units outstanding (000’s)	—	4	19	16	15	25	22	18	20	18
EQ/Conservative Allocation
Unit value	$10.86	$11.35	$11.84	$12.15	$12.12	$12.47	$13.08	$12.88	$14.06	$15.09	5/1/07
Number of units outstanding (000’s)	147	157	131	108	105	178	164	142	135	151
EQ/Conservative-Plus Allocation
Unit value	$10.08	$10.83	$11.93	$12.31	$12.22	$12.80	$13.92	$13.41	$15.22	$16.74	7/6/07
Number of units outstanding (000’s)	66	81	104	81	88	88	68	87	76	40

Unit values and number of units outstanding for these Funds at year end for each variable investment fund, except for those funds being offered for the first time after December 31, 2020.  (continued)

	For the years ending December 31,										Inception Date
	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
EQ/Core Plus Bond
Unit value	$9.49	$9.99	$9.90	$10.13	$10.07	$10.36	$10.59	$10.53	$11.26	$12.93	5/18/01
Number of units outstanding (000’s)	115	127	84	80	92	104	94	87	82	76
EQ/Equity 500 Index
Unit value	$8.82	$10.16	$13.36	$15.09	$15.21	$16.91	$20.46	$19.45	$25.41	$29.92	10/6/00
Number of units outstanding (000’s)	1,828	1,759	1,700	1,636	1,470	1,403	1,207	1,102	1,070	831
EQ/Global Equity Managed Volatility
Unit value	$10.21	$11.95	$14.37	$14.61	$14.36	$15.00	$18.90	$16.60	$20.79	$23.76	5/1/06
Number of units outstanding (000’s)	158	161	133	119	105	96	101	87	76	58
EQ/Intermediate Government Bond
Unit value	$12.14	$12.26	$12.05	$12.23	$12.28	$12.34	$12.37	$12.47	$12.99	$13.55	11/22/02
Number of units outstanding (000’s)	349	396	321	324	320	333	330	347	299	273
EQ/International Core Managed Volatility
Unit value	$10.32	$12.01	$14.10	$13.22	$12.65	$12.67	$16.00	$13.61	$16.67	$18.07	5/18/01
Number of units outstanding (000’s)	239	230	209	181	146	125	117	104	104	90
EQ/International Equity Index
Unit value	$15.20	$17.67	$21.46	$19.98	$19.55	$19.97	$24.60	$20.86	$25.48	$26.45	11/22/02
Number of units outstanding (000’s)	656	613	563	515	485	436	390	352	333	300
EQ/Janus Enterprise
Unit value	—	$10.13	$14.03	$13.92	$13.16	$12.58	$16.09	$15.80	$21.56	$25.61	11/15/12
Number of units outstanding (000’s)	—	—	2	11	10	14	18	59	23	32
EQ/Large Cap Growth Index
Unit value	—	$9.72	$12.88	$14.45	$15.15	$16.11	$20.81	$20.34	$27.52	$37.78	11/15/12
Number of units outstanding (000’s)	—	—	9	19	34	40	77	59	63	207
EQ/Large Cap Growth Managed Volatility
Unit value	$5.70	$6.49	$8.78	$9.75	$10.14	$10.70	$13.82	$13.41	$17.93	$23.66	5/1/00
Number of units outstanding (000’s)	639	593	456	393	325	331	301	228	233	156
EQ/Large Cap Value Managed Volatility
Unit value	$10.42	$12.07	$15.99	$17.94	$17.21	$19.84	$22.59	$20.34	$25.51	$26.96	5/18/01
Number of units outstanding (000’s)	605	615	561	523	472	455	403	346	342	276
EQ/MFS International Growth
Unit value	—	$10.41	$11.83	$11.23	$11.25	$11.47	$15.14	$13.72	$17.46	$20.13	11/15/12
Number of units outstanding (000’s)	—	3	32	40	34	25	52	74	41	56

Unit values and number of units outstanding for these Funds at year end for each variable investment fund, except for those funds being offered for the first time after December 31, 2020.  (continued)

	For the years ending December 31,										Inception Date
	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
EQ/Mid Cap Index
Unit value	—	$10.27	$13.61	$14.83	$14.40	$17.26	$19.93	$17.60	$22.06	$24.89	11/15/12
Number of units outstanding (000’s)	—	2	13	30	39	54	43	36	45	39
EQ/Mid Cap Value Managed Volatility
Unit value	$13.86	$16.44	$21.88	$24.25	$23.39	$27.51	$30.89	$26.78	$33.89	$35.57	8/1/97
Number of units outstanding (000’s)	454	439	395	372	324	295	254	217	202	165
EQ/Moderate Allocation
Unit value	$9.54	$10.38	$11.73	$12.09	$11.98	$12.62	$14.01	$13.34	$15.41	$17.14	7/6/07
Number of units outstanding (000’s)	1,229	1,377	1,486	1,532	1,583	1,718	1,745	1,821	1,909	1,817
EQ/Moderate-Plus Allocation
Unit value	$8.80	$9.82	$11.76	$12.20	$12.04	$12.91	$14.83	$13.81	$16.57	$18.90	7/6/07
Number of units outstanding (000’s)	160	78	88	103	129	127	145	158	169	167
EQ/Money Market
Unit value	$10.00	$10.00	$10.00	$9.99	$9.99	$9.99	$10.03	$10.15	$10.30	$10.32	1/1/09
Number of units outstanding (000’s)	1,447	1,584	1,416	1,395	1,383	1,252	1,064	969	909	1,343
EQ/PIMCO Global Real Return
Unit value	—	—	—	—	—	—	—	$9.96	$10.80	$11.95	5/1/18
Number of units outstanding (000’s)	—	—	—	—	—	—	—	3	9	40
EQ/PIMCO Ultra Short Bond
Unit value	$11.64	$11.81	$11.82	$11.80	$11.77	$12.00	$12.22	$12.34	$12.65	$12.79	5/1/06
Number of units outstanding (000’s)	189	207	233	209	177	194	194	181	181	195
EQ/Small Company Index
Unit value	$15.03	$17.37	$23.86	$25.02	$23.87	$28.76	$32.78	$29.07	$36.39	$43.56	5/18/01
Number of units outstanding (000’s)	255	256	246	212	184	164	149	132	123	110
EQ/T. Rowe Price Growth Stock
Unit value	—	$9.76	$13.46	$14.61	$16.11	$16.32	$21.76	$21.40	$28.05	$38.30	11/15/12
Number of units outstanding (000’s)	—	2	12	28	26	38	40	53	45	55
Multimanager Core Bond
Unit value	—	$10.03	$9.79	$10.15	$10.16	$10.43	$10.74	$10.69	$11.48	$12.20	11/15/12
Number of units outstanding (000’s)	—	50	80	104	160	138	96	106	133	85
Multimanager Technology
Unit value	$13.78	$15.63	$21.18	$24.05	$25.55	$27.83	$38.71	$39.59	$54.57	$83.62	5/14/04
Number of units outstanding (000’s)	214	219	182	195	179	174	178	146	127	115

Unit values and number of units outstanding for these Funds at year end for each variable investment fund, except for those funds being offered for the first time after December 31, 2020.  (continued)

	For the years ending December 31,										Inception Date
	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Target 2015 Allocation
Unit value	$9.04	$10.02	$11.43	$11.77	$11.54	$12.18	$13.56	$12.97	$14.92	$16.45	5/1/07
Number of units outstanding (000’s)	178	183	204	215	179	120	106	72	70	51
Target 2025 Allocation
Unit value	$8.64	$9.75	$11.60	$12.07	$11.82	$12.69	$14.65	$13.74	$16.41	$18.41	5/1/07
Number of units outstanding (000’s)	230	206	213	217	218	228	245	156	129	120
Target 2035 Allocation
Unit value	$8.37	$9.55	$11.68	$12.20	$11.95	$12.90	$15.19	$14.10	$17.24	$19.60	5/1/07
Number of units outstanding (000’s)	57	90	116	136	138	149	149	95	86	70
Target 2045 Allocation
Unit value	$8.02	$9.26	$11.59	$12.14	$11.87	$12.89	$15.43	$14.19	$17.65	$20.13	5/1/07
Number of units outstanding (000’s)	47	60	92	102	112	109	120	126	121	104
Target 2055 Allocation
Unit value	—	—	—	—	$9.22	$10.10	$12.29	$11.21	$14.21	$16.33	5/26/15
Number of units outstanding (000’s)	—	—	—	—	4	15	18	12	12	10

Statement of additional information

Page

The Company	2

Funding of the Program	2

Your responsibilities as employer	2

Procedures for withdrawals, distributions and transfers	2

Provisions of the IRS Pre-Approved Plan	6

Investment restrictions and certain investment techniques applicable to the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds	8

Portfolio holdings policy for the Pooled Separate Accounts	10

Fund transactions	10

Investment management and accounting fee	11

Portfolio managers’ information (AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund and AllianceBernstein Balanced Fund)	12

Investment professional conflict of interest disclosure	15

Portfolio manager compensation	16

Distribution of the contracts	16

Custodian	16

Independent registered public accounting firm	16

Equitable Financial	17

Directors and Principal Officers	17

Officers — Directors	19

Other Officers	19

Financial statements index	26

Financial statements	FSA-1

CLIP AND MAIL TO US TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION

To: The Members Retirement Program

  P.O. Box 4875

  Syracuse, NY 13221

Please send me a copy of the Statement of Additional Information for the Members Retirement Program prospectus dated May 1, 2021.

Name

Address
City	State	Zip

Copyright 2021 by Equitable Financial Life Insurance Company. All rights reserved.

#931616

Supplement dated May 1, 2021 to Prospectus dated May 1, 2021

MEMBERS RETIREMENT PROGRAMS

funded under contracts with

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

1290 Avenue of the Americas, New York, New York 10104

Toll-Free Telephone 800-223-5790

VARIABLE ANNUITY BENEFITS

This Prospectus Supplement should be read and retained for

future reference by Participants in the Members Retirement

Programs who are considering variable

annuity payment benefits after retirement.
Both the Prospectus and statement of additional
information are hereby incorporated by reference.

This Prospectus Supplement is not authorized for

distribution unless accompanied or preceded by

the Prospectus dated May 1, 2021 for the

appropriate Members Retirement Program.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS: ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

#53630

RETIREMENT BENEFITS

When you become eligible to receive benefits under a Members Retirement Program, you may select one or more of the following forms of distribution, which are available in variable or fixed form, subject to required minimum distribution rules. The law requires that if the value of your Account Balance is more than $5,000, you must receive a Qualified Joint and Survivor Annuity unless your Spouse consents to a different election. Legislation enacted at the end of 2019 which is generally effective January 1, 2020 significantly amends the required minimum distribution rules, and it may restrict the availability of payment options depending on the beneficiary.

Life Annuity — annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment.

Life Annuity Period Certain — an annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

Joint and Survivor Annuity — Period Certain — an annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

How Annuity Payments are Made

When your distribution of benefits under an annuity begins, your Units in the Funds are redeemed. Part or all of the proceeds, plus part or all of your Account Balance in the General Account Options, may be used to purchase an annuity. The minimum amount that can be used to purchase any type of annuity is $5,000. Applicable premium taxes will be deducted.

Annuity payments may be fixed or variable.

FIXED ANNUITY PAYMENTS. Fixed annuity payments are determined from our annuity rate tables in effect at the time the first annuity payment is made. The minimum amount of the fixed payments is determined from tables in our contract with the Trustees, which show the amount of proceeds necessary to purchase each $1 of monthly annuity payments (after deduction of any applicable taxes and the annuity administrative charge). These tables are designed to determine the amounts required to pay for the annuity selected, taking into account our administrative and investment expenses and mortality and expense risks. The size of your payment will depend upon the form of annuity chosen, your age and the age of your beneficiary if you select a joint and survivor annuity. If our current group annuity rates for payment of proceeds would produce a larger payment, those rates will apply instead of the minimums in the contract tables. If we give any group pension client with a qualified plan a better annuity rate than those currently available for the Program, we will also make those rates available to Program participants. Under our contract with the Trustees, we may change the tables but not more frequently than once every five years. Fixed annuity payments will not fluctuate during the payment period.

VARIABLE ANNUITY PAYMENTS. Variable annuity payments are funded through our Separate Account No. 4 (Pooled) (the “Fund”), through the purchase of Annuity Units. The number of Annuity Units purchased is equal to the amount of the first annuity payment divided by the Annuity Unit Value for the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of Annuity Units stays the same throughout the payment period for the variable annuity but the Annuity Unit Value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Fund, after adjustment for an assumed base rate of return of 5-3/4%, described below.

The amounts of variable annuity payments are determined as follows: Payments normally start as of the first day of the second calendar month following our receipt of the proper forms. The first two monthly payments are the same.

Payments after the first two will vary according to the investment performance of the Fund. Each monthly payment will be calculated by multiplying the number of Annuity Units credited to you by the Annuity Unit Value for the first business day of the calendar month before the due date of the payment.

The Annuity Unit Value was set at $1.1553 as of July 1, 1969, the first day that Separate Account No. 4 (Pooled) was operational. For any month after that date, it is the Annuity Unit Value for the preceding month multiplied by the change factor for the current month. The change factor gives effect to the assumed annual base rate of return of 5.75% and to the actual investment experience of the Fund.

2

Because of the adjustment for the assumed base rate of return, the Annuity Unit Value rises and falls depending on whether the actual rate of investment return is higher or lower than 5-3/4%.

Illustration of Changes in Annuity Payments. To show how we determine variable annuity payments from month to month, assume that the amount you applied to purchase an annuity is enough to fund an annuity with a monthly payment of $363 and that the Annuity Unit Value for the due date of the first annuity payment is $1.05. The number of annuity units credited under your certificate would be 345.71 (363 divided by 1.05 = 345.71). If the third monthly payment is due on March 1, and the Annuity Unit Value for February was $1.10, the annuity payment for March would be the number of units (345.71) times the Annuity Unit Value ($1.10), or $380.28. If the Annuity Unit Value was $1.00 on March 1, the annuity payment for April would be 345.71 times $1.00 or $345.71.

Summary of Annuity Unit Values for the Fund

This table shows the Annuity Unit Values with an assumed base rate of return of 5.75%.

First Business Day of	Annuity Unit Value
October 1993	$6.3886
October 1994	$6.1563
October 1995	$7.4970
October 1996	$8.0828
October 1997	$11.0300
October 1998	$7.5963
October 1999	$9.8568
October 2000	$10.6810
October 2001	$7.3761
October 2002	$5.3455
October 2003	$6.3322
October 2004	$6.7242
October 2005	$7.4953
October 2006	$6.9450
October 2007	$7.9366
October 2008	$6.4923
October 2009	$5.1077
October 2010	$5.3931
October 2011	$6.09800
October 2012	$6.9849
October 2013	$7.7367
October 2014	$9.1963
October 2015	$8.8121
October 2016	$9.4585
October 2017	$10.8144
October 2018	$12.9572
October 2019	$12.6487
October 2020	$17.6505

THE FUND

The Fund (Separate Account No. 4 (Pooled)) was established pursuant to the Insurance law of the State of New York in 1969. It is an investment account used to fund benefits under group annuity contracts and other agreements for tax-deferred retirement programs administered by us.

For a full description of the Fund, its investment policies, the risks of an investment in the Fund and information relating to the valuation of Fund assets, see the description of the Fund in our May 1, 2021 prospectus and the Statement of Additional Information.

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INVESTMENT MANAGER

The Company’s Board of Directors has delegated responsibility to a committee to authorize or approve investments in the Fund. That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third part investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. (“AllianceBernstein”) to manage the Fund. Subject to that committee’s broad supervisory authority, AllianceBernstein’s investment officers and managers have complete discretion over the assets of the Fund and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of Equitable Financial Life Insurance Company and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

As of December 31, 2020, AllianceBernstein had total assets under management of $686 billion. AllianceBernstein’s main office is located at 1345 Avenue of the Americas, New York, New York 10105.

Fund Transactions

The Fund is charged for securities brokers commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for the Fund are executed primarily through brokers which are selected by AllianceBernstein/Equitable Financial Life Insurance Company and receive commissions paid by the Fund. For 2020, 2019 and 2018, the Fund paid $1,784, $994 and $881, respectively, in brokerage commissions. For a full description of our policies relating to the selection of brokers, see the description of the Fund in our May 1, 2021 Statement of Additional Information.

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FINANCIAL STATEMENTS

The financial statements of the Fund reflect applicable fees, charges and other expenses under the Members Retirement Programs as in effect during the periods covered, as well as the charges against the account made in accordance with the terms of all other contracts participating in the account.

Separate Account No. 4 (Pooled):	Page

Report of Independent Registered Public Accounting Firm	FSA-1

Statement of Assets and Liabilities, December 31, 2020	FSA-2

Statement of Operations for the Year Ended December 31, 2020	FSA-3

Statements of Changes in Net Assets for the Years Ended December 31, 2020 and 2019	FSA-4

Portfolio of Investments December 31, 2020	FSA-5

Notes to Financial Statements	FSA-13

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Members Retirement Program

Statement of Additional Information dated

May 1, 2021

This Statement of Additional Information (‘‘SAI’’) is not a prospectus. You should read this SAI in conjunction with the Company’s prospectus dated May 1, 2021 for the Members Retirement Program.

A copy of the prospectus to which this SAI relates is available at no charge by writing to Equitable Financial Life Insurance Company at Box 4875, Syracuse, New York 13221 or by calling our toll-free telephone number, in the U.S., 1-800-526-2701 or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. Definitions of special terms used in this SAI are found in the prospectus.

Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2021 to which this SAI relates.

Page in SAI

The Company	2

Funding of the Program	2

Your responsibilities as employer	2

Procedures for withdrawals, distributions and transfers	2

Provisions of the IRS Pre-Approved Plan	6

Investment restrictions and certain investment techniques applicable to the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds	8

Portfolio holdings policy for the Pooled Separate Accounts	10

Fund transactions	10

Investment management and accounting fee	11

Portfolio managers’ information (AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund and AllianceBernstein Balanced Fund)	12

Investment professional conflict of interest disclosure	15

Portfolio manager compensation	16

Distribution of the contracts	16

Custodian	16

Independent registered public accounting firm	16

Equitable Financial	17

Financial statements index	25

Financial statements	FSA-1

Copyright 2021 by Equitable Financial Life Insurance Company,

1290 Avenue of the Americas, New York, New York 10104.

All rights reserved.

#931616

The Company

We are Equitable Financial Life Insurance Company (the “Company”, “we”,”our” and “us”) (until 2020, known as AXA Equitable Life Insurance Company), a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed under your contract.

Funding of the Program

The Program is primarily funded through a group annuity contract issued by the Company. The Trustee holds the contract for the benefit of employers and participants in the Program.

Your responsibilities as employer

If you adopt the IRS Pre-Approved Plan, you as the employer and plan administrator will have certain responsibilities, including:

•	sending us your contributions at the proper time and in the proper format (including contribution type and fiscal year);

•	maintaining all personnel records necessary for administering your plan;

•	determining who is eligible to receive benefits;

•	forwarding to us and, when required signing, all the forms your employees are required to submit;

•	distributing summary plan descriptions, confirmation notices, quarterly notices and participant annual reports to your employees and former employees;

•	distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

•	filing an annual information return for your plan with the Department of Labor, or Internal Revenue Service if required;

•	providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

•	determining the amount of all contributions for each participant in the plan;

•

forwarding salary deferral, including designated Roth contributions if applicable, and post-tax employee contributions to us as soon as administratively feasible (and in any event, no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions.) The Department of Labor provides that if any employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

•	selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

•	providing us with written instructions for allocating amounts in the plan’s forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only.

We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Retirement Plan Account Manager at 1-800-526-2701 or write to us at Box 4875, Syracuse, New York 13221.

Procedures for withdrawals, distributions and transfers

Pre-retirement withdrawals.  Under the IRS Pre-Approved Plan, self-employed persons generally may not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to severance from employment. However, if the Plans are maintained as profit sharing plans, you may request distribution of benefits after you reach age 59 1/2 even if you are still working, as long as you are 100% vested.

If the IRS Pre-Approved Plan is maintained as a 401(k) plan and you are under age 59 1/2, you may withdraw amounts on account of financial hardship within the meaning of applicable income tax regulations, if the employer has elected this option on its adoption agreement. The employer also elects the sources available for withdrawal and other provisions related to hardship distributions. Each withdrawal must be at least $1,000 (or, if less, your entire account balance). If your employer terminates the plan, all amounts may be distributed to participants at that time (except elective deferral contribution amounts including Roth if there is a successor plan).

You may withdraw all or part of your Account Balance under the IRS Pre-Approved Plan attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your Account Balance attributable to post-tax employee contributions). See ‘‘Tax information’’ in the prospectus. If an employer’s 401(k) plan permits, an employee may designate some or all of elective deferral contributions as ‘‘designated Roth contributions’’, which are made on a post-tax basis to the 401(k) arrangement. These contributions are subject to the same withdrawal restrictions as pre-tax elective deferral contributions.

We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the ‘‘Benefit Distributions’’ discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.

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In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from certain investment funds may be delayed if there is any delay in redemption of shares of the respective mutual funds in which the Funds invest. We generally do not expect any delays.

Benefit distributions.  In order for you to begin receiving benefits under the IRS Pre-Approved Plan, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Your benefits will commence according to the provisions of your plan.

Under an individually designed plan, your employer must send us a request for disbursement form. We will process single sum payments as of the close of business on the day we receive a properly completed form. A check payable to the plan’s trustee will be forwarded within five days after processing begins. If you wish to receive annuity payments, your plan’s trustee may purchase a variable annuity contract from us. We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you would like expedited delivery at your expense, you may request it on your Election of Benefits Form.

Distributions under a qualified retirement plan such as yours are subject to extremely complicated legal requirements. When you are ready to retire, we suggest that you discuss the available payment options with your employer or financial advisor. Our Retirement Plan Account Manager can provide you or your employer with information.

Mandatory cashouts.  The Internal Revenue Code of 1986 (Code) provides that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must roll over such distribution to an individual retirement plan and must provide the plan participant with notice of such direct rollover.

Death benefits.  If a participant in the IRS Pre-Approved Plan dies without designating a beneficiary, unless otherwise elected on the adoption agreement, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the participant’s surviving children. If the participant has no surviving children, the participant’s vested benefit will be paid to the participant’s estate.

Eligible rollover distributions and federal income tax withholding.

All ‘‘eligible rollover distributions’’ are subject to mandatory federal income tax withholding of 20% unless the participant elects to have the distribution directly rolled over to an “eligible retirement plan” which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements (“IRAs”), Section 403(b) plans, and governmental employer Section 457(b) plans. Eligible rollover distributions from qualified plans may be rolled over to a SIMPLE IRA that the participant has participated in for at least two years.

An ‘‘eligible rollover distribution’’ is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary subject to required minimum distribution rules, or (2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:

•	hardship withdrawals;

•	certain corrective distributions under Code Section 401(k) plans;

•	loans that are treated as distributions;

•	to the extent that it is a post-death required minimum distribution not eligible to be rolled over, a death benefit payment to a beneficiary who is not the plan participant’s surviving spouse;

•	a qualified domestic relations order distribution to a beneficiary who is not the plan participant’s current spouse or former spouse;

•	a direct rollover to an inherited IRA maintained for the benefit of the beneficiary; and

•	required minimum distributions under Code Section 401(a)(9).

Under legislation enacted at the end of 2019, distributions from an eligible retirement plan made in connection with the birth or adoption of a child as specified in the Code can be made free of income tax withholding and penalty-free. Repayments of these distributions to an eligible retirement plan are treated as deemed rollover contributions. IRS guidance will be required to implement this provision.

If we make a distribution to a participant’s surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an ‘‘eligible rollover distribution,’’ we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.

Distributions applicable to GIO upon plan termination or owner termination of contract.  In the event of Plan termination or Owner termination of participation in the Contract,

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withdrawals from the GIO and any Benefit Distributions will be available and paid in accordance with the terms of the Contract (including applicable riders). Please see the Contract (including applicable riders) for information.

Plan-initiated withdrawals and the market value adjustment.  The Market Value Adjustment only applies to certain withdrawals from the GIO that may occur if (1) the Plan terminates, in whole or in part, without immediate establishment of a successor plan sponsored by the Employer or (2) the Owner terminates its participation in the contract. Except as described below, we will generally pay such post-termination withdrawals in annual installments over a five-year period, and those withdrawals will not be subject to any Market Value Adjustment.

A Market Value Adjustment will apply only when, following a termination described in clause (1) or (2) above, we (a) elect to pay any amount withdrawn from the Guaranteed Interest Option in a single lump sum in lieu of installment payments (in which case the MVA cannot exceed 7%) or (b) agree, in our discretion, to make such a single lump sum payment in lieu of installment payments at the request of the Owner (if clause (1) applies) or the Employer (if clause (2) applies). Absent such a request, however, we generally do not have the right to elect to make such a single lump sum payment unless the aggregate amount held in the GIO with respect to the plan is less than $1,000,000.

After any applicable Market Value Adjustment, no single lump sum payment will not be less than the sum of (a) all amounts, other than interest, allocated or transferred to the Guaranteed Interest Option with respect to the Participant and not subsequently withdrawn, transferred or deducted therefrom, and (b) interest earned on such amounts, accrued at the respective minimum guaranteed rate.

The term “Market Value Adjustment” means the greater of (A) zero, and (B) a percentage equal to:

(i)

the sum of all market value adjustments for quarterly generations in the Guaranteed Interest Option, as determined pursuant to the next paragraph, with respect to the Plan as of the “Effective Date of Withdrawal,” divided by

(ii)	the amount held in the Guaranteed Interest Option with respect to the Plan as of the Effective Date of Withdrawal.

For purposes of such calculation, the Guaranteed Interest Option will be deemed to consist of a series of quarterly generations (“QGs”), one for each calendar quarter during which the Plan participated in the Guaranteed Interest Option.

The Market Value Adjustment for each such quarterly generation is the product of (A), (B) and (C) as follows:

(A)	the amount of the Plan’s “net cash flow” in the given quarterly generation as of the Effective Date of Withdrawal;

(B)	the rate equal to

(1)	the interest rate, as of the applicable “Calculation Date,” for a five-year Treasury bond, minus
(2)

the “average interest rate,” during the calendar quarter in which such quarterly generation was first established, for five-year Treasury bonds, less up to 0.25%, subject to the following provisions of this subsection;

(C)

the fraction equal to the number of calendar days from the Effective Date of Withdrawal which occasioned this calculation to the maturity date for the given quarterly generation divided by 365. Such maturity date will be the quinquennial anniversary of the first Business Day of the given quarterly generation.

“Effective Date of Withdrawal” for this purpose means the Business Day on which we are to make payment of the requested withdrawal.

“Calculation Date” for this purpose means the Business Day on which the Company receives the Owner’s request for payment or, if that day is not a Business Day, we will use the next Business Day.

The “average interest rate” with respect to a given quarterly generation whose first Business Day was more than five years before the Calculation Date will be the average interest rate for the most recent calendar quarter whose first Business Day was a quinquennial anniversary of the first Business Day of the given quarterly generation.

The Plan’s “net cash flow” in a given quarterly generation is the sum of all allocations (including interest credited) and transfers to, minus all withdrawals, deductions and transfers from, the Guaranteed Interest Option with respect to such quarterly generation. We may, to the extent that such data are unavailable on the Calculation Date, estimate the applicable amount on the basis of appropriate historical data. The interest rate on a five-year Treasury bond will be determined by using the applicable rate of interest (on an annual effective yield basis) specified in the United States Treasury Department’s Constant Maturity Series for that date. If the interest rate associated with a five-year Treasury bond is not available in that series, the rate will be determined by linear interpolation between the next lower and next higher available maturities. The source for the United States Treasury Department’s Constant Maturity Series will be the Federal Reserve Statistical Release F.15 Bulletin. If for any reason this series is not available, the interest rate will be based on a comparable series.

We may at any time substitute a bond of different maturity for the five-year Treasury bond referred to in this subsection, provided that (i) any such change will apply only to Plans which begin participation under this Contract after such change, and (ii) such change will be made by advance written notice to the Owner. In such event, the references in this subsection to “five years” and “quinquennial anniversary” will be deemed to have been correspondingly changed.

Expressed as a formula, the Market Value Adjustment is equal to:

MVA =	Greater of zero or ($MVA) / (GIO account value on the Effective Date of Withdrawal)

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where:

$MVA =	greater of zero or S QMVAs

For each quarterly generation, the QMVA can be calculated as follows:

QMVA =	(Employer plan’s Net Cash Flow in GIO) x (Calculation Date Rate – QG Average Rate) x (MVA period / 365)

Net Cash Flow:

Within a given calendar quarter, the net cash flow (at plan level) equals (a) - (b), where:

(a) = sum	of all contributions, interest credited, and transfers into the GIO; and

(b) = sum	of all withdrawals, deductions and transfers from the GIO.

In other words, Net Cash Flow equals the net change in the GIO account balance for the entire plan.

Quarterly Generation (QG):

Each calendar quarter in which a plan participates in the GIO constitutes a “quarterly generation”.

Maturity Date for a Quarterly Generation:

Each quarterly generation matures 5 years from the first Business Day of the quarterly generation, i.e., its “quinquennial anniversary”.

QG Average Rate:

The average rate of the 5-year Treasury bond during the calendar quarter beginning the 5-year period containing the time of withdrawal. The beginning of the 5-year period is either (a) the first business day of the calendar quarter of the QG, if the Calculation Date is less than 5 years from the first business day of the QG, or (b) the first business day of the most recent calendar quarter whose first business day was a quinquennial anniversary of the first business day of the QG. For example, if the withdrawal was made within the first five years after the QG, then the average rate for the calendar quarter of the QG is chosen. Similarly, if the withdrawal is made more than five years after the QG, but less than ten years after the QG, then the average rate for the calendar quarter of the QG + 5 years is chosen. The Company reserves the right to reduce the five-year bond rate by 0.25%.

Calculation Date Rate:

The 5-year treasury bond rate as of the Calculation Date.

MVA period:

The number of calendar days from the Effective Date of Withdrawal to the maturity date of the QG.

The following example illustrates a hypothetical MVA calculation:

Initial QG Calendar Quarter Beginning:	07/01/2015

Contribution:	07/15/2015

Contribution Amount:	$10,000.00

Effective Date of Withdrawal:	05/10/2017

GIO Account Value at Date of Withdrawal:	$10,995.00

Calculation Date Rate:	6.50%

QG	Net Cash Flow	QG Beginning Date	QG Average Rate	Current Maturity Date	MVA Period (days)	QMVA	QMVA Calculation
1	$10,100	07/01/2015	4.90%	06/30/2020	1147	$507.82	QMVA1 = 10100 x (0.065-0.049) x (1147/365)
2	$125	10/01/2015	4.90%	09/30/2020	1239	$6.79	QMVA2 = 125 x (0.065-0.049) x (1239/365)
3	$130	01/01/2016	5.20%	12/31/2020	1331	$6.16	QMVA3 = 130 x (0.065-0.052) x (1331/365)
4	$135	04/01/2016	5.40%	03/31/2021	1421	$5.78	QMVA4 = 135 x (0.065-0.054) x (1421/365)
5	$140	07/01/2016	6.00%	06/30/2021	1512	$2.90	QMVA5 = 140 x (0.065-0.06) x (1512/365)
6	$145	10/01/2016	6.00%	09/30/2021	1604	$3.19	QMVA6 = 145 x (0.065-0.06) x (1604/365)
7	$150	01/01/2017	6.10%	12/31/2021	1696	$2.79	QMVA7 = 150 x (0.065-0.061) x (1696/365)
8	$70	04/01/2017	6.20%	03/31/2022	1786	$1.03	QMVA8 = 70 x (0.065-0.062) x (1786/365)
	$10,995					$536.46

	$MVA = sum of the QMVAs = $536.46
	MVA = $536.46 / $10,995.00 = 4.879127%

In this example, the total funds returned after the application of the $536.46 Market Value Adjustment is $10,458.54.

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Provisions of the IRS Pre-Approved Plan

Plan eligibility requirements.  Under the IRS Pre-Approved Plan, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligible service may be required for a 401(k) arrangement. Effective for plan years beginning after December 31, 2020, 401(k) plans are required to allow employees age 21 or older that work 500 hours or more for three consecutive 12-month periods to make elective deferrals. For this purpose, 12-month periods beginning before January 1, 2021, are not taken into account. As such, employees who meet this criteria are not required to be eligible to participate until January 1, 2024, at the earliest. Further, employers are not required to make matching or non-elective contributions on behalf of such employees, and can exclude such employees from nondiscrimination and top-heavy testing.

Contributions to Qualified Plans.  We outline below the current federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.

The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its federal income tax return for that year. However, Department of Labor (‘‘DOL’’) rules generally require that the employer contribute participants’ salary deferral contribution amounts, including designated Roth contributions if applicable, (or any non-Roth post-tax employee contribution amounts) under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions. The Department of Labor provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

Contributions to the IRS Pre-Approved Plan.  The employer makes annual contributions to its plan based on the plan’s provisions.

An employer that adopts the IRS Pre-Approved Plan as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan may not exceed 25% of all participants’ compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.

A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on (a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a non-forfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).

A designated Roth contribution feature which permits elective deferrals to be made on a post-tax basis ‘‘Roth 401(k)’’ option may be added to a 401(k) plan by an employer. These amounts can be withdrawn tax-free if it is considered a qualified Roth distribution. A qualified Roth distribution is one that is made at least five taxable years after the first designated Roth contribution is made under the plan and after attainment of age 59 1/2, death or disability.

For 2021, a ‘‘highly compensated’’ employee, for this purpose, is (a) an owner of more than 5% of the business, or (b) anyone with earnings of more than $130,000 from the business. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $19,500 for 2021 reduced by that employee’s salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2021 is $13,500.

The additional ‘‘catch-up’’ elective deferral for 2021 is up to $6,500 which can be made by any employees who are at least age 50 at any time during 2021.

Matching contributions to a 401(k) plan on behalf of a self-employed individual are no longer treated as elective deferrals, and are the same as matching contributions for other employees.

Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions, both pre-tax and Roth, up to 3% of compensation and (b) 50% of salary deferral contributions, both pre-tax and Roth that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans (if applicable), the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above. Effective for plan years beginning after December 31, 2019, if the employer makes non-elective contributions described above to satisfy the safe harbor status, the notice requirement no longer applies.

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If the employer adopts the IRS Pre-Approved Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant’s compensation that the Adoption Agreement specifies.

Under any type of plan, an employer must disregard compensation in excess of $290,000 in 2021 in making contributions. This amount will generally be adjusted for cost-of-living changes in future years in $5,000 increments rounded to the next lowest multiple of $5,000. An employer may integrate contributions with Social Security. This means that contributions, for each participant’s compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The federal tax law imposes limits on this excess. Your retirement plan account manager can help you determine the legally permissible contribution.

Except in the case of certain non-top heavy plans, contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2021, ‘‘key employee’’ means (a) an officer of the business with earnings of more than $185,000 or (b) an owner of more than 5% of the business, or (c) an owner of more than 1% of the business with earnings of more than $150,000. For purposes of (a), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.

Certain plans may also permit participants to make non-Roth post-tax contributions. We will maintain a separate account to reflect each participant’s post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly compensated employees contribute. Before permitting any highly-compensated employee to make post-tax contributions, the employer should verify that it has passed all non-discrimination tests. If an employer employs only ‘‘highly compensated’’ employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions that are based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions do not apply to SIMPLE and safe harbor 401(k) plans.

Contributions (including forfeiture amounts) for each participant in 2021 may not exceed the lesser of (a) $58,000 and (b) 100% of the participant’s earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant’s post-tax contributions count toward this limitation.

Each participant’s Account Balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant’s interest in each of the Investment Options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions and employer matching contributions. We will also account separately for any amounts rolled over from a previous employer’s plan. Our records will also reflect each participant’s percentage of vesting (see below) in his/her Account Balance attributable to employer contributions and employer matching contributions.

The participant will receive quarterly notices and confirmation of certain transactions. The participant will also receive an annual statement showing the participant’s Account Balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation, or (b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the Plan Document, to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation. The non-elective contribution is 2% of compensation, which the employer must make for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare and FUTA (unemployment) taxes. They may also be subject to the state income tax.

Allocation of contributions.  You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling our Automated Voice Response System or accessing the website on the Internet. New instructions become effective on the business day we receive them. Employer contributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions, employer matching contributions, SIMPLE employer, safe harbor non-elective and safe harbor matching contributions and rollover contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee and salary deferral contributions (including pre-tax salary deferral and Roth contributions (post-tax salary deferral). If we have not received valid instructions, we will allocate contributions to the plan’s Qualified Default Investment Aternative which is the EQ/Moderate Allocation Portfolio, unless the Plan has

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elected an alternative investment option(s). You may, of course, transfer to another investment option at any time, and provide us with contribution allocation instructions for future contributions.

If you do not submit investment instructions, you will be treated as exercising actual control over your assets and the Plan’s fiduciary will not be subject to fiduciary liability under ERISA if the Plan’s fiduciary makes investments in default investment options in accordance with rules provided by the DOL. DOL has published final regulations that, consistent with the Pension Protection Act of 2006, instruct the Plan sponsors that the default investments must include a mix of asset classes consistent with capital preservation, long term capital appreciation or a blend of both. In order for this exemption to apply to the Plan’s fiduciary, the fiduciary must select qualified default investment alternatives as defined in the regulations and the Plan must provide notice to participants of their rights and obligations within a reasonable time before the beginning of each plan year.

The IRS Pre-Approved Plan and Section 404(c) of ERISA. The IRS Pre-Approved Plan is a participant directed individual account plan designed to comply with the requirements of Section 404(c) of ERISA. Compliance with the requirements of Section 404(c) of ERISA and the related DOL regulation may relieve plan fiduciaries of liability for any loss that is the direct and necessary result of the participant’s or beneficiary’s exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

The IRS Pre-Approved Plan is intending to comply with Section 404(c) must, among other things, (a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the IRS Pre-Approved Plan provide the broad range of investment choices and information needed in order to meet the requirements of Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

Vesting.  Vesting refers to the participant’s rights with respect to that portion of a participant’s Account Balance attributable to employer contributions under the IRS Pre-Approved Plan. If a participant is ‘‘vested,’’ the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant’s Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belongs to the participant, and is non-forfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan’s vesting schedule are forfeited. The normal retirement age is 65 under the IRS Pre-Approved Plan unless the employer elects a lower age on its Adoption Agreement.

Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:

	Schedule A	Schedule B	Schedule C
Years of Service	Vested Percentage	Vested Percentage	Vested Percentage
1	0%	0%	100%
2	20	0	100
3	40	100	100
4	60	100	100
5	80	100	100

6	100	100	100

If the plan requires more than one year of service for participation in the plan, the plan must use Schedule C.

All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.

Employer contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year ‘‘graded vesting’’ schedule. The 6-year schedule requires 20% vesting after 2 years of service increasing 20% per year thereafter.

Investment restrictions and certain investment techniques applicable to the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds

(For an explanation of the investment restrictions applicable to all funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund, see ‘‘Investment Restrictions’’ in the applicable Trust Statement of Additional Information.)

None of the AllianceBernstein Mid Cap Growth, AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will:

•

trade in foreign exchanges (except the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio;

•

trade in commodities or commodity contracts (except the AllianceBernstein Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

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•	make an investment in order to exercise control or management over a company;

•

underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

•

make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

•	purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges;

•

have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of an investment company’s outstanding voting securities. Finally, total holdings of investment company securities may not exceed 10% of the value of the Fund’s assets;

•	purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

•	make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

•	invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable.

The AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will not make an investment in an industry if that investment would make the Fund’s holding in that industry exceed 25% of its assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Growth Equity Fund will not purchase or write puts and calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment techniques may be used by the AllianceBernstein Balanced Fund:

Mortgage-related securities — The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and nonagency fixed, ARM and hybrid pass throughs, agency and non-agency CMO’s, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or ‘‘GNMA’’), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation (‘‘FNMA’’) or the Federal Home Loan Mortgage Corporation (‘‘FHLMC’’), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency’s obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a “PSPA”) under which, if the Federal Housing Finance Agency (“FHFA”) determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

Collateralized Mortgage Obligations — The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations (‘‘CMOs’’). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-though securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

Asset-Backed Securities — The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

Non-U.S. Debt — The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

Hedging Transactions — The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

Zero-Coupon Bonds — The AllianceBernstein Balanced Fund may invest in zero-coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero-coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero-coupon bond does not pay current income, its price can be very volatile when interest rates change.

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Repurchase Agreements — Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or ‘‘primary dealers’’ (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investments may be made in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the United States Government, its agencies or instrumentalities.

Foreign Currency Forward Contracts — The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

Portfolio holdings policy for the Pooled Separate Accounts

It is the policy of the Pooled Separate Accounts (the ‘‘Separate Accounts’’) to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 30 days after the month end by calling 1-866-642-3127. The Company has established this procedure to provide prompt portfolio holdings information so that contract-holders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, the Company may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient not to trade on the non-public information. Neither the Company nor its investment advisor, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have on-going arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, and Donnelley Financial Solutions. Each of these arrangements provides for on-going disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to the Company, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. We will monitor and review any potential conflicts of interest between the contract holders/participants and the Company and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by the Company or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

Fund transactions

The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for securities brokers’ commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for each of these Funds are executed primarily through brokers that receive a commission paid by the Fund. The brokers are selected by AllianceBernstein L.P. (‘‘AllianceBernstein’’). For 2020, 2019 and 2018, the AllianceBernstein Growth Equity Fund paid $1,784, $994 and $881, respectively, in brokerage commissions; the AllianceBernstein Mid Cap Growth Fund paid $3,636, $4,979 and $5,333, respectively, in brokerage commissions; and the AllianceBernstein Balanced Fund paid $5,315, $4,932, and $8,837, respectively, in brokerage commissions.

AllianceBernstein seeks to obtain the best price and execution of all orders it places, considering all the circumstances. If transactions are executed in the over-the-counter market, they will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein and us. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds.

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When these concurrent authorizations occur, the objective is to allocate the executions among the Funds and the other accounts in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as ‘‘low touch’’ trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access (DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

AllianceBernstein also considers the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors in evaluating research services include the diversity of sources used by the broker and the broker’s experience, analytical ability, and professional stature. The receipt of research services from brokers tends to reduce the expenses in managing the Funds. This is taken into account when setting the expense charges.

Brokers who provide research services may charge somewhat higher commissions than those who do not. However, AllianceBernstein selects only brokers whose commissions are believed to be reasonable in all the circumstances. Of the brokerage commissions paid by the AllianceBernstein Growth Equity, AllianceBernstein Mid/Cap Growth and AllianceBernstein Balanced Funds during 2020, $0, $2,485 and $3,604, respectively, were paid to brokers providing research services on transactions of $62,989,251, $30,269,308 and $40,196,168, respectively.

AllianceBernstein periodically evaluates the services provided by brokers and prepares internal proposals for allocating among those various brokers business for all the accounts AllianceBernstein manages or advises. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by AllianceBernstein. AllianceBernstein has no binding agreements with any firm as to the amount of brokerage business which the firm may expect to receive for research services or otherwise. There may, however, be understandings with certain firms that AllianceBernstein will continue to receive services from such firms only if such firms are allocated a certain amount of brokerage business. AllianceBernstein may try to allocate such amounts of business to such firms to the extent possible in accordance with the policies described above.

Research information obtained by AllianceBernstein may be used in servicing all accounts under their management,

including the Company’s accounts. Similarly, not all research provided by a broker or dealer with which the Funds transact business will necessarily be used in connection with those Funds.

Transactions for the Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market-maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), AllianceBernstein seeks to obtain prompt execution in an effective manner at the best price. Subject to this general objective, AllianceBernstein may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we or AllianceBernstein may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for accounts AllianceBernstein manages, we or AllianceBernstein may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds’ portfolio transactions.

Other Funds.  For those Funds that invest in corresponding Portfolios of EQ Premier VIP Trust, EQ Advisors Trust, and 1290 Funds(R), see the statement of additional information for each Trust for information concerning the portfolio transactions of the Portfolios.

Investment management and accounting fee

The table below shows the investment management and financial accounting fees paid under the Program during each of the last three years. See ‘‘Fee table’’ section in the prospectus.

Fund	2020	2019	2018
AllianceBernstein Growth Equity	$117,267	$111,050	$117,067
AllianceBernstein Mid Cap Growth	$141,667	$150,162	$145,802
AllianceBernstein Balanced	$103,417	$108,179	$116,378

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Portfolio managers’ information (AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund and AllianceBernstein Balanced Fund)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.

AllianceBernstein Growth Equity Fund, Separate Account No. 4 (‘‘Fund’’)
AllianceBernstein L.P. (‘‘Adviser’’)
Information as of December 31, 2020

(a)(2) For each person identified in column (a)(1), the
number of other accounts of the Adviser managed by
the person within each category below and the total
assets in the accounts managed within each category
	below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
(a)(1) Portfolio manager(s) of the Adviser named in the prospectus	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
Judith A. DeVivo	40	30,421	31	5,801	362	37,114	—	—	—	—	1	266

For a description of any material conflicts, please see ‘‘Investment professional conflict of interest’’ later in the SAI.

For compensation information, please see ‘‘AllianceBernstein’s compensation program’’ later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Judith A. DeVivo	X

The management of and investment decisions for the Fund’s portfolio are made by AllianceBernstein’s US Passive Team, which is responsible for management of all of AllianceBernstein’s Passive accounts.

Judith A. DeVivo — Senior Portfolio Manager — Index Strategies

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined AB in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York

AllianceBernstein Mid Cap Growth Fund, Separate Account No. 3 (‘‘Fund’’)
AllianceBernstein L.P. (‘‘Adviser’’)
Information as of December 31, 2020

(a)(2) For each person identified in column (a)(1), the
number of other accounts of the Advisor managed
by the person within each category below and the
total assets in the accounts managed within each
	category below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
(a)(1) Portfolio manager(s) of the Adviser named in the Fund prospectus	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
John H. Fogarty	10	23,487	19	22,491	2,874	5,545	—	—	—	—	—	—

Note: $MM means millions

For a description of any material conflicts, please see ‘‘Investment professional conflict of interest disclosure’’ later in the SAI.

For compensation information, please see ‘‘Portfolio manager compensation’’ later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John H. Fogarty	X

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The management of and investment decisions for the Fund’s portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm’s extensive internal fundamental and quantitative research staff.

John H. Fogarty, CFA — Portfolio Manager — US Growth Equities

John H. Fogarty is a Senior Vice President and Portfolio Manager for US Growth Equities, a position he has held since 2009. He rejoined the firm in 2006 as a fundamental research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at AB in 1988, performing quantitative research, and joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995. He became a portfolio manager in 1997. Fogarty holds a BA in history from Columbia University and is a CFA charterholder. Location: New York

AllianceBernstein Balanced Fund, Separate Account No. 10 (‘‘Fund’’)
AllianceBernstein L.P. (‘‘Adviser’’)
Information as of December 31, 2020

(a)(2) For each person identified in column (a)(1), the
number of other accounts of the Advisor managed
by the person within each category below and the
total assets in the accounts managed within each
	category below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
(a)(1) Portfolio manager(s) of the Adviser named in the prospectus	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
Michael Canter	22	9,597	26	3,875	107	10,809	—	—	—	—	3	604
Joshua Lisser	40	30,512	31	5,801	362	37,114	—	—	—	—	1	266
Ben Sklar	40	30,512	31	5,801	358	36,945	—	—	—	—	1	266
Janaki Rao	22	9,597	26	3,875	107	10,809	—	—	—	—	3	604
Judith DeVivo	40	30,512	31	5,801	362	37,114	—	—	—	—	1	266

For a description of any material conflicts, please see ‘‘Investment professional conflict of interest’’ later in the SAI.

For compensation information, please see ‘‘AllianceBernstein’s compensation program’’ later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Joshua Lisser	X
Michael Canter	X
Judith A. DeVivo	X
Ben Sklar	X
Janaki Rao	X

AllianceBernstein Balanced Fund, Separate Account No. 10 (‘‘Fund’’) is managed by the following team members:

Joshua Lisser — Head — Index Strategies

Joshua Lisser is Head of the Index Strategies team and a member of the Multi-Asset Services investment team. He joined AB in 1992 as a portfolio manager in the Index Strategies Group and developed various services, including equity factor strategies, risk-controlled equity strategies and derivative-based risk overlay services. Prior to that, Lisser was with Equitable Capital Management, specializing in derivative investment strategies. He holds a BA from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University. Location: New York

Shawn Keegan — Portfolio Manager — Credit

Shawn Keegan is a Senior Vice President and a member of the Credit portfolio-management team, focusing on US and global portfolios. He is also a member of both the US Multi-Sector and the Canada Fixed Income portfolio-management teams, where he specializes in credit. Keegan first joined AB in 1997 as a portfolio assistant. He then spent a year at Aladdin Capital as a trader before rejoining the firm in 2001 as part of the US Multi-Sector team. Keegan holds a BS in finance from Siena College. Location: New York

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Judith A. DeVivo — Senior Portfolio Manager — Index Strategies

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined AB in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York

Michael S. Canter — Director — US Multi-Sector and Securitized Assets

Michael Canter is a Senior Vice President and Director of US Multi-Sector and Securitized Assets at AllianceBernstein (AB). He is also the Chief Investment Officer of AB’s Securitized Assets Fund and the former CIO of the Recovery Asset Fund (ABRA-S) and the Legacy Securities (PPIP) Fund. In addition, Canter is Head of the Securitized Assets Research Group, which is responsible for the firm’s investments in agency mortgage-backed securities (MBS), credit risk–transfer securities (CRT), non-agency residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities (ABS). He has particularly extensive expertise in residential mortgage credit. Canter has been called upon to give expert testimony to the US Senate Committee on Banking, Housing, and Urban Affairs in 2013 and the US House of Representatives Subcommittee on Housing and Insurance in 2017, on how US housing policy should be structured going forward. Prior to joining the firm, he was the president of ACE Principal Finance, a division of ACE Limited (now Chubb). There, Canter managed portfolios of credit default swaps, ABS, MBS and collateralized debt obligations. He is currently a board member of the Association of Mortgage Investors. Canter holds a BA in math and economics from Northwestern University and a PhD in finance from the Columbia University Graduate School of Business. Location: New York

Ben Sklar — Portfolio Manager — Index Strategies

Ben Sklar joined AB in 2006 as an associate portfolio manager in the Blend Strategies Team, managing global equity portfolios for institutional clients. He joined the Index Strategies team in 2009 as a Portfolio Manager where he has focused on developing a suite of custom index, structured equity and systematic volatility-management strategies. He received a BA from Trinity College, Hartford, and a Masters of Business Administration in finance from New York University. Location: New York

Janaki Rao — Portfolio Manager and Head — Agency Mortgage-Backed Securities Research

Janaki Rao is a Senior Vice President, Portfolio Manager and Head of Agency Mortgage-Backed Securities Research, where he oversees agency mortgage-backed securities (MBS) research, including fundamental and relative-value research. He brings decades of experience to AB, with a focus on MBS and US interest-rate strategies. Before joining the firm, Rao spent seven years in the US Interest Rate Strategy Group at Morgan Stanley, where he was responsible for covering the agency MBS market, including publishing for the flagship weekly publication, and generating ad hoc reports on breaking news, in-depth analysis of emerging trends and product primers. He also engaged with policymakers on various issues related to housing finance. Prior to joining Morgan Stanley, Rao ran the advance pricing, debt and derivatives trading desk at the Federal Home Loan Bank of New York. He holds a BA in economics from Delhi University and an MBA in finance from the Zicklin School of Business at Baruch College. Location: New York

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Investment professional conflict of interest disclosure

As an investment advisor and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee personal trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing multiple accounts for multiple clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating investment opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

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Portfolio manager compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The program is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)

Fixed base salary: The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)

Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/ her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Awards Plan (‘‘deferred awards’’): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units or deferred cash (the option to take an award in deferred cash is limited to a certain portion of the total award), vest over a four-year period. The awards are generally forfeited if the employee resigns to work for a competitor of AllianceBernstein.

Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan

The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Distribution of the contracts

Employees of the Company perform all marketing and service functions under the contract. The Company pays no sales commissions with respect to units of interest in any of the Separate Accounts available under the contracts; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to the Company employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.

Custodian

JPMorgan Chase Bank, N.A. is the custodian for the shares of the Investment Trusts owned by Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Investment Trusts owned by Separate Account No. 66.

Independent registered public accounting firm

The (i) financial statements of Separate Account No. 10 (Pooled), Separate Account No. 4 (Pooled), and Separate Account No. 3 (Pooled) as of December 31, 2020 and for the year then ended, the (ii) financial statements of each of the variable investment options of Separate Account No. 66 as of December 31, 2020 and for each of the periods indicated therein, and the (iii) consolidated financial statements and financial statement schedules of Equitable Financial Life Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 incorporated in this SAI by reference to the filed Form N-VPFS have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company as permitted by the applicable SEC independence rules, and as disclosed in Equitable Financial Life Insurance Company’s Form 10-K. PricewaterhouseCoopers LLP’s address is 300 Madison Avenue, New York, New York 10017.

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Equitable Financial

We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of Equitable Financial and/or its affiliates in various executive positions during the last five years.

Directors and Principal Officers

Name and Principal Business Address	Business Experience Within Past Five Years

Ramon de Oliveira Investment Audit Practice, LLC 580 Park Avenue New York, NY 10065

Ramon de Oliveira is currently the Managing Partner of the consulting firm Investment Audit Practice, LLC, based in New York.

Mr. de Oliveira has been a Director of Equitable Holdings, Inc. since April 2018 and Chairman of the Board since March 2019. He has been Chairman and a Director of Equitable Financial Life Insurance Company since March 2019; prior thereto, a Director from May 2011 to May 2018. Mr. de Oliveira has been Chairman and a Director of Equitable Financial Life Insurance Company of America since March 2019; prior thereto, he was a Director from May 2011 to May 2018. He was a Director of AXA Financial, Inc. from May 2011 to May 2018 and a Director of MONY Life Insurance Company from May 2011 to September 2013.

Mr. de Oliveira has been a member of AXA’s Board of Directors since April 2010, was a member of AXA’s Supervisory Board from April 2009 to April 2010 and is currently Chairman of AXA’s Finance Committee and a member of AXA’s Audit Committee. He is also currently Chairman of the Board of Directors of AllianceBernstein Corporation, where he serves as the Chairman of the Executive Committee, and a member of the Compensation and Workplace Practices Committee. In addition, Mr. de Oliveira previously served as Chairman of the Investment Committee of Fonds de Dotation du Louvre. Previously, he served as a Director of JP Morgan Suisse, American Century Company, Inc., SunGard Data Systems, The Hartford Insurance Company, Tattinger-Kobrand USA, Quilvest SA and JACCAR Holdings SA. Mr. de Oliveira also formerly served as a Trustee and Chairman of the Investment Committee of The Kauffman Foundation, a Member of the Investment Committee of The Red Cross and the Chairman of the Board of Friends of Education.

George Stansfield AXA 25, Avenue Matignon 75008 Paris, France

George Stansfield is currently Deputy Chief Executive Officer (since December 2017) and Group General Secretary of AXA in charge of Human Resources, Public Affairs, Legal, Compliance, GIE AXA, and AXA Liabilities Managers since July 2016. Mr. Stansfield joined AXA’s Group Legal Department in Paris in 1996. He was Head of Group Human Resources from 2010 to 2016 and Group General Counsel from 2004 to 2016. Prior to 2004, Mr. Stansfield was an attorney in the AXA Group Legal Department (1996-2004) and the legal department of Equitable Financial Life Insurance Company (1985-1996), where he was a corporate attorney specializing in merger and acquisition transactions involving financial institutions, securities law and general corporate matters.

Mr. Stansfield has been a Director of Equitable Holdings, Inc. since April 2018 and a Director of Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America since May 2017.

Mr. Stansfield has been a member of AXA Group’s Management Committee since July 2016. He is currently Chairman of the Supervisory Board of GIE AXA, AXA Liabilities Managers and Kamet and a Director or Member of the Management Committee of AXA Life Insurance Co., Ltd. (Japan) and AXA ASIA. In addition, Mr. Stansfield is a permanent repesentative of AXA to the board of AXA Millésimes Finance, Chàteau Petit Village, Chàteau Pichon Longueville, SCI de L’Arlot and Société Belle Hélène. He also serves as Chairman of the Management Committee of AXA Venture Partners and is a Trustee of American Library of Paris.

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Directors and Principal Officers (continued)
Name and Principal Business Address	Business Experience Within Past Five Years

Daniel G. Kaye 767 Quail Run Inverness, IL 60067

Daniel (“Dan”) G. Kaye served as Interim Chief Financial Officer and Treasurer of HealthEast Care System from January 2013 to May 2014. Prior to joining HealthEast, Mr. Kaye spent 35 years with Ernst & Young LLP, from which he retired in 2012. Throughout his time at Ernst & Young, where he was an audit partner for 25 years, Mr. Kaye enjoyed a track record of increasing leadership and operational responsibilities, including serving as the New England Managing Partner and the Midwest Managing Partner of Assurance.

Mr. Kaye has been a Director of Equitable Holdings, Inc. since May 2018 and a Director of Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America since September 2015. He is currently a member of the Board of Directors of AllianceBernstein Corporation since May 2017, where he serves as a member of the Compensation and Workplace Practices Committee. He is also a member of the Board of Directors of CME Group, Inc., since May 2019 where he serves as a member of the Audit Committee. In addition, Mr. Kaye was a member of the Board of Directors of AXA Insurance Company from April 2017 to December 2018. He was a Director of AXA Financial, Inc. from September 2015 to May 2018.

He was a member of the Board of Ferrellgas Partners L.P. from August 2012 to November 2015, where he served on the Audit Committee and as Chairman of the Corporate Governance and Nominating Committee.

Mr. Kaye has previously served as a member of the Board of Catholic Charities Archdiocese of Boston, Greater Boston Chamber of Commerce, Junior Achievement of Northern New England, United Way of Massachusetts Bay and United Way of Metropolitan Chicago.

Francis Hondal Mastercard 801 Brickell Avenue, Suite 1300 Miami, FL 33131

Francis Hondal is currently President, Loyalty and Engagement of Mastercard Inc. since 2018. She is a Member of the Dean’s Council advisory board at the Florida International University College of Business.

Ms. Hondal is currently a Director of Equitable Holdings, Inc., Equitable Financial Life Insurance Company and Equitable Life Insurance Company of America.

Ms. Hondal joined Mastercard Inc. in 2011 as Group Executive, Global Products and Solutions, LAC. From 2015 to 2017, she was Executive Vice President, Global Credit and Global Loyalty Solutions. In 2017 she was Executive Vice President of Loyalty, Marketing and Digital Services. Ms. Hondal was previously Founder, International Business Development and Marketing Consultancy at Increventi Corporation from 2009 to 2011. Prior to Increventi Corporation, she was Vice President and General Manager, International Insurance Services, LAC and Canada at American Express from 2006 to 2009; prior thereto, Vice President and General Manager, International Consumer Services Marketing, LAC from 1998 to 2006; prior thereto, Chief Financial Officer, LAC from 1988 to 1992. Ms. Hondal began her career as Corporate Banking Officer at Barnett Bank of Florida from 1988 to 1992.

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Directors and Principal Officers (continued)
Name and Principal Business Address	Business Experience Within Past Five Years

Joan Lamm-Tennant 10 Madison Square West 1107 Broadway, Apt. 10G New York, NY 10010

Joan Lamm-Tennant is currently the founder and Chief Executive Officer of Blue Marble Microinsurance since 2015. She also serves on the Board of Directors of Ambac Financial Group, Inc., Hamilton Insurance Group, Ltd. and Element Fleet Management Corp.

Ms. Lamm-Tennant is currently a Director and Member of the Audit Committee of Equitable Holdings, Inc., Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America since January 2020. Ms. Lamm-Tennant also serves as a member of Finance and Risk Committee of Equitable Holdings, Inc.

Ms. Lamm-Tennant previously served as a member of the Board of Directors of Selective Insurance Group, Inc. from 1993 to 2015, Ivans, Inc. from 2004 to 2013, Focus Trust Fund from 1995 to 1998, and Turner Investment Advisors from 1996 to 1997.

Ms. Lamm-Tennant was previously Adjunct Professor, International Business at The Wharton School of the University of Pennsylvania from 2006 to 2015. Prior to The Wharton School, she was concurrently Head, Enterprise Risk Management and Advisor to the Chief Risk Officer at Marsh & McLennan Companies, Inc. from 2009 to 2015; prior thereto, Global Chief Economist and Risk Strategist, Guy Carpenter from 2007 to 2015. Ms. Lamm-Tennant was previously Senior Vice President and President, General Re Capital Consultants at General Reinsurance Corporation from 1999 to 2007; prior thereto, Vice President from 1997 to 1999.

Kristi A. Matus 47-C Dana Road Boxford, MA 01921

Kristi A. Matus joined Buckle as Chief Financial Officer and Chief Operating Officer in October 2020. Before that, she served as the Executive Vice President and Chief Financial & Administrative Officer at athenahealth, Inc. from July 2014 to May 2016. In addition to all finance, risk management, compliance, and audit functions, she was responsible for investor relations, human capital management, real estate, and internally facing information technology.

Before joining athenahealth, Ms. Matus served as Executive Vice President of Government Services at Aetna, Inc. from February 2012 to July 2013. Prior to Aetna, she held several senior leadership roles at United Services Automobile Association, including Executive Vice President and Chief Financial Officer from 2008 to 2012. Ms. Matus also served as President of USAA’s life insurance and investment management companies. She began her career at the Aid Association for Lutherans where she held various financial and operational roles for over a decade.

Ms. Matus is a member of the Board of Tru Optik Data Corp. since May 2013 and serves as the Chair of the Compensation Committee. She is a member of the Board of Cerence, Inc. effective October 1, 2019, serving as the Chair of the Audit Committee; and a member of the Board of Nextech Systems since June 2019 and serving as Chair of the Audit Committee. She is a former member of the Board of Concordia Plan Services and a former member of the Board of Jordan Health Services, Inc. She was also an Executive Advisor for Thomas H. Lee Partners L.P from October 2017 to October 2020.

Ms. Matus has been a Director of Equitable Holdings, Inc. since March 2019. She has been a Director of Equitable Financial Life Insurance Company since September 2015. Ms. Matus has been a Director of Equitable Financial Life Insurance Company of America since March 2019; prior thereto, she was a Director from September 2015 to May 2018. She was a Director of AXA Financial, Inc. from September 2015 to May 2018. She became a member of the Board of Directors of AllianceBernstein Corporation in July 2019, where she serves as Chair of the Compensation and Workplace Practices Committee and as Chair of the Corporate Governance Committee.

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Directors and Principal Officers (continued)
Name and Principal Business Address	Business Experience Within Past Five Years

Bertram L. Scott 3601 Hampton Manor Drive Charlotte, NC 28226

Mr. Scott recently retired as Senior Vice President of population health management of Novant Health, Inc. from February 2015 to May 2019. He currently serves s 2019-21 Chairman of the American Heart Association. From November 2012 to December 2014, he served as President and Chief Executive Officer of Affinity Health Plan. Prior to joining Affinity, Mr. Scott served as President, U.S. Commercial of CIGNA Corporation from June 2010 to December 2011, with executive responsibilities for U.S. products, marketing, national accounts, underwriting and for regional, individual, select and senior segments. Prior to joining CIGNA, Mr. Scott served as Executive Vice President and Chief Institutional Development & Sales Officer at TIAA-CREF, a leading provider of retirement services in the academic, research, medical and cultural fields. Mr. Scott joined TIAA-CREF in 2000 as President of its life insurance business, and later served as the company’s Executive Vice President for product management and strategy implementation. He served as Executive Vice President of TIAA-CREF from 2000 to June 2010 and as President and Chief Executive Officer of TIAA-CREF Life Insurance Company from 2000 to 2007.

Mr. Scott began his career in 1975 with Prudential Insurance Company, where he held a number of health care and group insurance sales and marketing roles of increasing responsibility. In 1996, he became President and Chief Executive Officer of the Horizon/Mercy Health Plan, a joint Medicaid managed care program between Mercy Health Plan of Pennsylvania and Blue Cross/Blue Shield of New Jersey.

Mr. Scott is a member of the Board of Directors of Becton, Dickinson and Company, where he serves on the Audit Committee (Chair). He is also a member of the Board of Directors of Lowe’s Companies, Inc., where he serves on the Audit Committee (Chair) and Governance Committees. In addition, Mr. Scott is a member of the Board of Directors of Tufts Health Plan.

Mr. Scott has been a Director of Equitable Holdings, Inc. since March 2019. He has been a Director of Equitable Financial Life Insurance Company since March 2019; prior thereto, he was a Director from May 2012 to May 2018. Mr. Scott has been a Director of Equitable Financial Life Insurance Company of America since March 2019; prior thereto, he was Director from May 2012 to May 2018. He is also a director of AllianceBernstein Corporation since September 2020. He was a Director of AXA Financial, Inc. from May 2012 to May 2018 and was a Director of MONY Life Insurance Company from May 2012 to September 2013.

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Directors and Principal Officers (continued)
Name and Principal Business Address	Business Experience Within Past Five Years

Charles G.T. Stonehill Founding Partner Green & Blue Advisors 285 Central Park West New York, NY 10024

Mr. Stonehill is Founding Partner of Green & Blue Advisors LLC. He also serves as non-executive Vice Chairman of the Board of Directors of Julius Baer Group Ltd., a Member of the Supervisory Board of Deutsche Boerse AG (since May 2019) and as a non-executive Director of PlayMagnus A/S in Oslo (the company which represents the World Chess champion Magnus Carlsen’s online, digital and business interests).

Mr. Stonehill served as a non-executive Director of CommonBond LLC, a marketplace lender originating student loans from 2015 until September 2020. He has been a Director of Bank Julius Baer & Co. Ltd. and Julius Baer Group Ltd. since 2006 and 2009, respectively, where he is also currently Vice Chairman, Chair of the Nomination Committee and serves on the Governance & Risk Committee. He served as an Independent Director of The London Metal Exchange Limited from 2005 until 2009. He has represented as a Board Member many financial services companies, including as an independent Director of GAM Holding AG, the LCH Group Ltd. (LCH Clearnet), and of Lazard & Co., Limited, among other companies. He is a Governor of the Harrow School in the United Kingdom.

Mr. Stonehill has been a Director of Equitable Holdings, Inc. since April 2018 and a Director of Equitable Financial Life Insurance Company since November 2017. He is a Director of Equitable Financial Life Insurance Company of America since March 2019; prior thereto, he was a Director from November 2017 to May 2018. He became a member of the Board of Directors of AllianceBernstein Corporation in March 2019, where he serves as Chair of the Audit and Risk Committee and a Member of the Corporate Governance Committee. Mr. Stonehill was a Director of AXA Financial, Inc. from November 2017 to May 2018.

Officers — Directors
Name and Principal Business	Address Business Experience Within Past Five Years

Mark Pearson

Mr. Pearson is Chief Executive Officer and President of Equitable Holdings and has been a director since January 2011. Mr. Pearson has been the Chief Executive Officer of Equitable since February 2011. Prior to his current role, Mr. Pearson served from 2008 to 2011 as the President and CEO of AXA Japan. He joined AXA in 1995 with the acquisition of National Mutual Holdings and was appointed Regional Chief Executive of AXA Asia Life in 2001. Before joining AXA, Mr. Pearson spent 20 years in the insurance sector, assuming senior management positions at Hill Samuel, Schroders, National Mutual Holdings and Friends Provident. Mr. Pearson holds several board positions within the Equitable Holdings family of companies, including Equitable, Equitable America and AllianceBernstein Corporation.

Mr. Pearson is a Fellow of the Association of Chartered Certified Accountants.

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Other Officers
Name and Principal Business	Address Business Experience Within Past Five Years

Nicholas B. Lane	Nick Lane Senior Executive Vice President and Head of Retirement, Wealth Management & Protection Solutions of Equitable Holdings. Mr. Lane is currently President of Equitable Financial, leading the company’s Head of Retirement, Wealth Management & Protection Solution businesses and its Marketing and Digital functions. He is a member of the Equitable Holdings Management Committee. Mr. Lane has held many leadership roles in his nearly 15-year career with the company. Most recently, he served as CEO and President of AXA Japan. Prior to this, he was Senior Executive Director at Equitable Financial with responsibility across the firm’s commercial divisions. From July 2008 to February 2011, Mr. Lane served as the Head of AXA Global Strategy overseeing the company’s five-year strategic plan and M&A portfolio screenings across 60 countries. In addition, he oversaw AXA Group’s asset management business serving on the boards of AXA Investment Managers, AXA Private Equity and AXA Real Estate Management. Mr. Lane joined Equitable Financial in 2005 as the Senior Vice President of the Strategic Initiatives Group. Prior to joining Equitable Financial, Mr. Lane was a consultant for McKinsey & Company and a Captain in the United States Marine Corps. Mr. Lane has served as Chairman of the Insured Retirement Institute (IRI) and Director at the Life Insurance Marketing and Research Association (LIMRA). Mr. Lane was appointed a Director of AllianceBernstein in April of 2019.

José Ramón González

José Ramón González is Chief Legal Officer and Corporate Secretary of Equitable Holdings, and a member of the company’s Management Committee. In this role, González leads the Law Department with responsibility for all legal, compliance, regulatory and governmental affairs.

Previously, Mr. González was Executive Vice President & General Counsel for CNA Insurance, serving as principal counsel to the Chief Executive Officer, senior management team and board of directors. He led the Law Department and was responsible for legal affairs, compliance, regulatory and government affairs, corporate secretary affairs, securities and litigation.

Prior to joining CNA, Mr. González was Chief Legal Officer and Corporate Secretary at QBE North America, and Group General Counsel and Corporate Secretary for Torus Insurance. He also held numerous leadership roles over the course of 12 years within the legal function of AIG. During his tenure, he played a leading role in the resolution of numerous significant regulatory matters.

Mr. González began practicing law in 1995 as a corporate associate at Weil, Gotshal & Manges.

With a longstanding commitment to the community, Mr. González has served on a number of not-for-profit boards of directors. He currently serves as Chair of the Board of Directors of LatinoJustice PRLDEF, and a member of the boards of The Bass Museum of Art and the Spain-U.S. Chamber of Commerce.

Mr. González holds a Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania and a Juris Doctor from the Columbia University School of Law.

Jeffrey J. Hurd	Jeffrey J. Hurd is Senior Executive Vice President and Chief Operating Officer of Equitable Holdings and a member of the company’s Management Committee. He has strategic oversight for the company’s Human Resources, Information Technology and Communications departments. Mr. Hurd also has responsibility for the company’s Transformation Office which encompasses key functional areas including operations, data and analytics, procurement and corporate real estate. Prior to joining Equitable Financial in January 2018, Mr. Hurd served as Executive Vice President and Chief Operating Officer at American International Group, Inc. (AIG). He amassed deep industry experience during his nearly 20-year tenure at AIG having served as the Chief Human Resources Officer, Chief Administrative Officer, Deputy General Counsel and Head of Asset Management Restructuring. In addition, he was the Chief Administrative Officer for AIG Investments and the interim CEO of AIG Global Real Estate. Mr. Hurd currently serves on the Board of Directors for AllianceBernstein. He previously has held a variety of board positions including as a director United Guaranty Corporation, a leading mortgage insurer, and the post-IPO board of AIA Group, a top insurance company in Southeast Asia. He began his career as an associate at Morgan, Lewis & Bockius.

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Other Officers (continued)
Name and Principal Business	Address Business Experience Within Past Five Years

Seth P. Bernstein	Mr. Bernstein has been Senior Executive Vice President and Head of Investment Management and Research of Equitable Holdings, Inc. since April 2018. He has been the President and Chief Executive Officer of AllianceBernstein Corporation since May 2017. Mr. Bernstein is also a director of AllianceBernstein Corporation. From 2014 to 2017, Mr. Bernstein was Managing Director and Global Head of Managed Solutions and Strategy at JPMorgan Asset Management. In this role, he was responsible for the management of all discretionary assets within the Private Banking client segment. From 2012 to 2014, Mr. Bernstein was Managing Director and Global Head of Asset Management Solutions for JPMorgan Chase & Co. Among other roles, Mr. Bernstein was Managing Director and Global Head of Fixed Income & Currency from 2002 to 2012. Previously, Mr. Bernstein served as Chief Financial Officer at JPMorgan Chase’s investment management and private banking division. He is a member of the Board of Managers of Haverford College..

William Eckert

William Eckert is Chief Accounting Officer of Equitable Holdings, responsible for the company’s accounting, tax and central finance departments, and a member of the Operating Committee for Equitable.

Prior to joining the company, Mr. Eckert served as Senior Vice President, Corporate Controller and Principal Accounting Officer of Athene Holding Ltd. Previously, Mr. Eckert served as Corporate Controller at ProSight Specialty, and prior to that Chief Accounting Officer of Kohlberg Kravis Roberts & Co. He began his career with Deloitte & Touche LLP and held leadership roles at Selective Insurance Group, Inc. and Prudential Financial, Inc.

Aaron Sarfatti

Aaron Sarfatti is Chief Risk Officer of Equitable, responsible for the company’s enterprise risk management function. In this role, he ensures that the company’s disciplined approach to risk management helps drive business growth in a manner that delivers value for shareholders and customers. He is also a member of the Operating Committee for Equitable.

Previously, Mr. Sarfatti served as Managing Director and Head of Strategy for the company’s Life, Retirement and Wealth Management businesses.

Mr. Sarfatti has more than 15 years of experience working in financial services, life insurance, asset management and retail banking. Prior to joining Equitable, he served as a partner with global management consulting firm Oliver Wyman in its North American Insurance Practice. This included a four-year role as head of the firm’s New York office, where he led high profile firm engagements, including support of the NAIC’s reform of VA capital standards and of the industry in its engagement with the US Treasury regarding the design of appropriate systemic risk regulations for the life insurance sector.

Stephanie Withers	Stephanie Withers is the Chief Auditor of Equitable Holdings and a member of the Equitable Operating Committee. Stephanie leads the Internal Audit function providing insight on the effectiveness of governance, risk management and control processes across the company. She reports to the CEO of Equitable Holdings and the Audit Committee of the Board of Directors. Before joining Equitable Holdings, Stephanie was Chief Credit Review Officer at SunTrust Bank, where she led the Internal Audit function and held positions in the Credit Review, Audit Services and Treasury departments. She helped engineer the transformation of the Internal Audit function into a high stature valued business partner. Earlier in her career, Stephanie spent more than a decade at The Coca-Cola Company in a variety of leadership roles.

23

Other Officers (continued)

Name and Principal Business	Address Business Experience Within Past Five Years

Robin M. Raju	Robin M. Raju is Head of Individual Retirement for Equitable and a member of the company’s Operating Committee. In this role he drives the strategy for the Individual Retirement business, including distribution, product, inforce portfolio, M&A, capital, hedging and strategic relationships. Mr. Raju was previously Business Area Chief Financial Officer for Equitable’s commercial businesses and Treasurer of Equitable Holdings, where he played a key role in managing the capital and financials that underpin Equitable’s business segments. He also led the company’s preparation for its successful IPO in May of 2018. Throughout his career, Mr. Raju has focused on strategic growth and efficiency leading to the creation of long-term value for customers. Since joining Equitable in 2004, he has held positions in the Office of the CEO, the Equitable Funds Management Group, and with Equitable Advisors Broker Dealer. He also spent three years at AXA Global Life and Savings at AXA S.A. headquarters in Paris. Prior to joining the company, Mr. Raju was a municipal bond broker. He serves on the board of AXA Strategic Ventures.

Yun (“Julia”) Zhang	Senior Vice President and Treasurer, Equitable Holdings, Inc. (since May 2020), prior thereto, Vice President and Assistant Treasurer (from October 2014 to May 2020); Senior Vice President and Treasurer, Equitable America (since February 2019); prior thereto, Vice President and Assistant Treasurer Vice President and Assistant Treasurer, AXA Financial, Inc. (September 2017 to May 2018). Managing Director and Treasurer, Equitable Financial and Equitable Financial Services, LLC (since February 2019); formerly, Lead Director and Treasurer (September 2017 to February 2019), Equitable Financial and Equitable Financial Services, LLCV; Senior Vice President, Chief Financial Officer and Treasurer (since January 2018), EQ AZ Life Re Company. Director, Senior Vice President and Treasurer (since May 2015), 1740 Advisers, Inc. Treasurer (since July 2015), Separate Account 155, LLC. Treasurer (since October 2014), J.M.R. Realty Services, Inc. Assistant Treasurer (since November 2014), MONY Financial Resources of the Americas Limited. Vice President and Assistant Treasurer (since October 2014), MBT Ltd. Vice President and Assistant Treasurer (since October 2014), MONY International Holdings, LLC. Vice President, Chief Financial Officer and Treasurer (since January 2018), Equitable Structured Settlement Corp. since October 2014, Vice President and Treasurer, 1285 Holdings, LLC, 787 Holdings, LLC, Equitable Advisors, LLC, Corporate Solutions Life Reinsurance Company, Equitable Distribution Holding Corporation, Equitable Network of Puerto Rico, Inc., Equitable Network, LLC, CS Life RE Company, Equitable Casualty Insurance Company, Financial Marketing Agency, Inc., MONY Financial Services, Inc.and PlanConnect, LLC.

Steven M. Joenk

Steven M. Joenk is Chief Investment Officer at Equitable and a member of the company’s Operating Committee. He oversees the investment of Equitable’s $75+ billion general account portfolio and the development and implementation of the firm’s derivatives & hedging programs. He also serves as Trustee, Chairman of the Board, Chief Executive Officer and President of the Equitable Investment Management Group, LLC (Equitable IMG), a wholly owned subsidiary of Equitable. Equitable IMG manages over $100 billion in subadvised funds, which include variable insurance portfolios and mutual funds.

From 2004 to 2008, he served as Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a Director of 1740 Advisers, Inc., MONY Asset Management Inc.

Earlier in his career, Mr. Joenk held senior leadership positions at MeesPierson, Inc., Gabelli Funds, Inc. and Mitchell Hutchins Asset Management, a subsidiary of Paine Webber, Inc.

24

Financial statements index

The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing upon the ability of the Company to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Funds. The financial statements of Separate Accounts No. 3 (Pooled), 4 (Pooled), 10 (Pooled) and 66 reflect applicable fees, charges and other expenses under the Program as in effect during the periods covered, as well as the charges against the accounts made in accordance with the terms of all other contracts participating in the respective separate accounts, if applicable.

Page
Separate Account Nos.10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 (Pooled)	Report of Independent Registered Public Accounting Firm	FSA-1
Separate Account No. 10 (Pooled)	Statement of Assets and Liabilities, December 31, 2020	FSA-3
	Statement of Operations for the Year Ended December 31, 2020	FSA-4
	Statements of Changes in Net Assets for the Years Ended December 31, 2020 and 2019	FSA-5
	Portfolio of Investments, December 31, 2020	FSA-6
Separate Account No. 4 (Pooled)	Statement of Assets and Liabilities, December 31, 2020	FSA-16
	Statement of Operations for the Year Ended December 31, 2020	FSA-17
	Statements of Changes in Net Assets for the Years Ended December 31, 2020 and 2019	FSA-18
	Portfolio of Investments, December 31, 2020	FSA-19
Separate Account No. 3 (Pooled)	Statement of Assets and Liabilities, December 31, 2020	FSA-26
	Statements of Operations for the Year Ended December 31, 2020	FSA-27
	Statements of Changes in Net Assets for the Years Ended December 31, 2020 and 2019	FSA-28
	Portfolio of Investments, December 31, 2020	FSA-29
Separate Account No. 66 (Pooled)	Statements of Assets and Liabilities, December 31, 2020	FSA-31
	Statements of Operations for the Year Ended December 31, 2020	FSA-45
	Statements of Changes in Net Assets for the Years Ended December 31, 2020 and 2019	FSA-55
Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 (Pooled)	Notes to Financial Statements	FSA-74
Equitable Financial Life Insurance Company	Reports of Independent Registered Public Accounting Firm	F-1
	Consolidated Balance Sheets as of December 31, 2020 and 2019	F-2
	Consolidated Statements of Earnings (Loss), Years Ended December 31, 2020, 2019 and 2018	F-3
	Consolidated and Comprehensive Income (Loss), Years Ended December 31, 2020, 2019 and 2018	F-4
	Consolidated Statements of Equity, Years Ended December 31, 2020, 2019 and 2018	F-5
	Consolidated Statements of Cash Flows, Years Ended December 31, 2020, 2019 and 2018	F-6
	Notes to Consolidated Financial Statements	F-9
The financial statements of the Funds reflect fees, charges and other expenses of the Separate Accounts applicable to contracts under Members Retirement Program as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.

25

Retirement Investment Account®

Prospectus dated May 1, 2021

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a contract. Also, you should read the prospectuses for EQ Premier VIP Trust and EQ Advisors Trust which contain important information about their portfolios.

About the Retirement Investment Account®

The Retirement Investment Account® (“RIA”) is an investment program that allows employer plan assets to accumulate on a tax-deferred basis. The investment funds (“Funds”) and a guaranteed interest option listed in the table below are available under RIA. The Funds and guaranteed interest option comprise the “investment options” covered by this prospectus. RIA is offered under a group annuity contract issued by Equitable Financial Life Insurance Company (the “Company,” “we,” “our,” and “us”).

This contract is no longer being sold. This prospectus is used with current contract owners only. You should note that your contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to copies of the documents you received when you enrolled.

This prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of the contract’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

Funds

Pooled separate accounts(1)

•	AllianceBernstein Balanced — Separate Account No. 10
•	AllianceBernstein Common Stock — Separate Account No. 4
•	AllianceBernstein Mid Cap Growth — Separate Account No. 3

Separate Account No. 66

•	1290 VT Small Cap Value
•	1290 VT Socially Responsible
•	EQ/AB Small Cap Growth
•	EQ/Capital Group Research
•	EQ/ClearBridge Large Cap Growth
•	EQ/Core Plus Bond
•	EQ/Equity 500 Index
•	EQ/Global Equity Managed Volatility
•	EQ/Intermediate Government Bond
•	EQ/International Core Managed Volatility
•	EQ/International Equity Index
•	EQ/International Value Managed Volatility
•	EQ/JPMorgan Value Opportunities
•	EQ/Large Cap Core Managed Volatility
•	EQ/Large Cap Growth Index
•	EQ/Large Cap Growth Managed Volatility
•	EQ/Large Cap Value Managed Volatility
•	EQ/Mid Cap Index
•	EQ/Mid Cap Value Managed Volatility
•	EQ/Money Market
•	EQ/Quality Bond PLUS
•	EQ/T. Rowe Price Growth Stock
•	EQ/Value Equity
•	Multimanager Technology

(1)	The AllianceBernstein Balanced, AllianceBernstein Common Stock, and AllianceBernstein Mid Cap Growth Funds (the “Pooled Separate Accounts”) are managed by the Company.

Separate Account No. 66 Funds invest in shares of a corresponding portfolio (“portfolio”) of EQ Premier VIP Trust and EQ Advisors Trust (the “Trusts”). In each case, the Funds and the corresponding portfolios have the same name. You should read the prospectuses for each Trust and keep them for future reference.

Guaranteed interest option. The guaranteed interest option credits interest daily and we guarantee principal.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission (“SEC”). The Statement of Additional Information (“SAI”) dated May 1, 2021, is a part of the registration statement is available free of charge upon request by writing us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC’s website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus. The SAI is available free of charge. You may request one by writing to our processing office at Equitable-Retirement, RIA Service Office, P.O. Box 219489, Kansas City, MO 64121-9489 or calling 1-800-967-4560.

Electronic delivery of shareholder reports (pursuant to Rule 30e-3).  Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The securities are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

#99287

Contents of this Prospectus

When we address the reader of this prospectus with words such as “you“ and “your,“ we generally mean the employer or plan sponsor of the plans who use RIA as an investment vehicle, unless otherwise explained.

Further, the terms and conditions of the employer’s plan govern the aspects of RIA available to plan participants. Accordingly, participants also should carefully consider the features of their employer’s plan, which may be different from the features of RIA described in this prospectus.

2

Appendix

I	—	Condensed financial information	I-1

Statement of additional information Table of contents

3

Index of key words and phrases

Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained. This index should help you locate more information on the terms used in this prospectus.

Page

The Company	5
business day	24
benefit payment options	28
Code	7
contracts	29
contributions	29
CWC	33
current rate	23
disruptive transfer activity	26
DOL	29
ERISA	7
exclusive funding employer plan	29
Fair valuation	25
financial professional	1
Funds	1
guaranteed interest option	1
IRS	33

Page

investment options	1, 12
market timing	6, 26
Master Retirement Trust	23
minimum rate	23
participant recordkeeping service PRS	7, 32
partial funding employer plan	29
participant-directed plans	26
portfolios	1
QDRO	33
RIA	1
SAI	1
separate accounts	38
Trusts	1, 38
trustee-directed plans	26
unit	24
unit value	24

4

The Company

We are Equitable Financial Life Insurance Company, a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under your contract.

Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $800 billion in assets as of December 31, 2020. For more than 160 years the Company has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

5

How to reach us

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “Transfers” later in this prospectus).

You can reach us to obtain:

•	Participation agreements, or enrollment or other forms used in RIA

•	Unit values and other values under your plan

•	Any other information or materials that we provide in connection with RIA

By phone:

1-800-967-4560

(Service consultants are available weekdays 9 a.m. to 5 p.m. Eastern time.)

For correspondence and contribution checks sent by regular mail:

Return via Mail or Fax:

Equitable-Retirement

P.O. Box 219489

Kansas City, MO 64121-9489

For contribution checks only sent by registered, certified, or overnight delivery:

Street and Overnight Address:

Equitable-Retirement

430 W. 7th Street STE 219489

Kansas City, MO 64105-1407

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Our processing office is 430 W. 7th Street, Kansas City, MO 64105-1407.

No person is authorized by the Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written material issued by the Company. You should not rely on any other information or representation.

6

RIA at a glance — key features

Employer plan arrangements that use the RIA contract

RIA is an investment program designed for employer plans that qualify for tax-favored treatment under Section 401(a) of the Internal Revenue Code of 1986, as amended (“Code”). Eligible employer plans include defined benefit plans, defined contribution plans or profit-sharing plans, including 401(k) plans. These employer plans generally also must meet the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Employer plan arrangements chose RIA:

•   As the exclusive funding vehicle for an employer plan. If you chose this option, the annual amount of plan contributions must be at least $10,000.

•   As a partial investment funding vehicle for an employer plan. Under this option, the aggregate amount of contributions in the initial participation year were at least $50,000, and the annual aggregate amount of contributions thereafter must be at least $25,000. The guaranteed interest option is not available. Also, a partial funding agreement was completed.

RIA features

•   The maximum number of active investment options that may be selected at any time is 25. We currently offer 28 investment options.

•   Benefit distribution payments.

•   Optional Participant Recordkeeping Services (“PRS”), which includes participant-level recordkeeping and making benefit payments.

•   Available for trustee-directed or participant-directed plans.

A participant-directed employer plan is an employer plan that permits investment direction by plan participants for contribution allocations or transfers among investment options. A trustee-directed employer plan is an employer plan that permits those same types of investment decisions only by the employer, a trustee or any named fiduciary or an authorized delegate of the plan.
Contributions	• Can be allocated to any one investment option or divided among them. • May be made by check or wire transfer. • Are credited on the day of receipt if accompanied by properly completed forms.
Transfers among investment options

•   Generally, amounts may be transferred among the investment options.

•   There is no charge for transfers and no tax liability.

•   Transfers from the guaranteed interest option may be subject to limitations.

Professional investment management	The Funds are managed by professional investment advisers.
Guaranteed options	The guaranteed interest option pays interest at guaranteed rates and provides guarantees of principal.

Tax considerations	• On earnings	No tax until you make withdrawals under the plan.
	• On transfers	No tax on internal transfers among the investment options.

Because you are enrolling in an annuity contract that funds a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement.

7

Charges and expenses

•   Ongoing operations fee assessed against assets invested in investment options including any outstanding loan balance.

•   Investment management and financial accounting fees and other expenses charged on a Fund-by-Fund basis, as applicable.

•   No sales charges deducted from contributions, but contingent withdrawal charges may apply for non- benefit distributions.

•   Charges of the Trusts’ portfolios for management fees and other expenses, and 12b-1 fees.

•   Administrative fee if you purchase an annuity payout option.

•   Participant recordkeeping (optional) charge per participant annual fee of $25.

•   Loan fee of 1% of loan principal amount at the time the plan loan is made.

•   Administrative charge for certain Funds of Separate Account No. 66.

•   We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. This charge is generally deducted from the amount applied to an annuity payout option.

Benefit payment options	• Lump sum. • Installments on a time certain or dollar certain basis. • Variety of fixed annuity benefit payout options as available under an employer’s plan.
Additional features

•   Participant loans (if elected by your employer; some restrictions apply).

•   Quarterly reports showing:

—  transactions in the investment options during the quarter for the employer plan;

—  the number of units in the Funds credited to the employer plan; and

—  the unit values and/or the balances in all of the investment options as of the end of the quarter.

•   Automatic confirmation notice to employer/trustee following the processing of an investment option transfer.

•   Annual and semiannual report of the Funds.

The above is not a complete description of all material provisions of the contract. In some cases restrictions or exceptions apply. Also, all features of the contract are not necessarily available in your state or at certain ages.

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. This prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. Your contract and any endorsements, riders and data pages are the entire contract between you and the Company. The prospectus and contract should be read carefully before investing. Please feel free to call us if you have any questions.

Other contracts

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same distributor. Upon request, your financial professional can show you information regarding our other annuity contracts that he or she distributes. You can also contact us to find out more about any of our annuity contracts.

8

Fee table

The following tables describe the fees and expenses that you will pay when enrolling in, owning, and surrendering the RIA contract. The tables reflect charges that affect plan balances participating in the Funds through the group annuity contract, as well as charges you will bear directly under your contract. The table also shows charges and expenses of the portfolios of each Trust that you will bear indirectly. Each of the charges and expenses is more fully described in “Charges and expenses” later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase an annuity payout option or take a loan from the contract. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. We deduct no sales charge at the time you make a contribution, and there are no transfer or exchange fees when you transfer assets among the investment options under the contract.

Charges we deduct from your account value at the time you request certain transactions:
Maximum contingent withdrawal charge (as a percentage of Fund assets)(1)	6%

Administrative fee if you purchase an annuity payout option	$175

Loan fee (as a percentage of amount withdrawn as loan principal at the time the loan is made)	1%

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying Trust portfolio fees and expenses.

Charge we deduct from your account value
Maximum ongoing operations fee (expressed as an annual percentage)(2)	1.25%

Charges we deduct expressed as an annual percentage of daily net assets in Separate Account No. 66
Administrative charge (applies only to certain Funds(3) in Separate Account No. 66)(4)	0.05%

Pooled trust expenses expressed as an annual percentage

	Investment Management and Accounting Fee(4)	Direct Operating and Other Expenses(5)	Total

AllianceBernstein Common Stock	0.08%	0.08%	0.16%

AllianceBernstein Mid Cap Growth	0.50%	0.02%	0.52%

AllianceBernstein Balanced	0.50%	0.36%	0.86%

Charges we deduct at the end of each month
Annual Optional Participant Recordkeeping Services Fee(6)	$25 per plan participant

A proportionate share of all fees and expenses paid by a portfolio that corresponds to any variable investment option of the Trusts to which plan balances are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2020 charged by any of the portfolios. These fees and expenses are reflected in the portfolio’s net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio’s fees and expenses is contained in the Trust prospectus for the portfolio.

Portfolio operating expenses expressed as an annual percentage of average daily net assets
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)(7)	Lowest 0.58%	Highest 1.40%

Notes:

(1)

The contingent withdrawal charge is waived in certain circumstances. The charge reduces to 2% of the amount withdrawn in the ninth participation year and cannot be imposed after the ninth anniversary of a plan’s participation in RIA.

9

(2)

The annual ongoing operations fee is deducted monthly and applied on a decremental scale, declining to 0.50% on the account value over $1,000,000, except for plans that adopted RIA before February 9, 1986.

(3)

The Funds that have an Administrative charge are: EQ/Core Plus Bond, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Quality Bond PLUS, EQ/AB Small Cap Growth, EQ/Equity 500 Index and EQ/Money Market.

(4)

These fees will fluctuate from year to year and from fund to fund based on the assets in each fund. The percentage set forth in the table represents the highest fees incurred by a fund during the fiscal year ended December 31, 2020. These expenses may be higher or lower based on the expenses incurred by a fund during the fiscal year ended December 31, 2021.

(5)

These expenses vary by investment Fund, and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2020. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2021.

(6)	We deduct this fee on a monthly basis at the rate of $2.08 per participant.

(7)	“Total Annual Portfolio Operating Expenses” may be based, in part, on estimated amounts of such expenses.

Examples

These examples are intended to help you compare the cost of investing in the RIA contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses.

The examples below show the expenses (which expenses, including the Optional Participants Recordkeeping Services fee, are directly reflected in the participant’s retirement account value) that a hypothetical contract owner would pay in the situations illustrated. For purposes of the two sets of examples below, the ongoing operations fee is computed by reference to the actual aggregate annual ongoing operations fee as a percentage of total assets by employer plans in the RIA annuity contract other than corporate plans, resulting in an estimated ongoing operations fee of $231.67 per $10,000. The examples reflect the $25 annual charge for the Optional Participant Recordkeeping Services.

We assume there is no waiver of the withdrawal charge and that no loan has been taken. The charges used in the examples are the maximum expenses rather than the lower current expenses. The guaranteed interest option is not covered by the fee table and examples. However, the ongoing operations fee, the withdrawal charge, the loan fee, the Optional Participant Recordkeeping Services fee, and the administrative fee if you purchase an annuity payout option do apply to amounts in the guaranteed interest option. These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

Separate Account No. 66 examples:

These examples assume that you invest $10,000 in the Funds in Separate Account No. 66 under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the highest and lowest fees and expenses of any of the available portfolios (before expense limitations) of each Trust. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Separate Account No. 66
	If you surrender your contract at the end of the applicable time period				If you do not surrender your contract at the end of the applicable time period
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
(a) assuming maximum fees and expenses of any of the Portfolios	$1,167	$2,190	$3,202	$5,536	$571	$1,701	$2,816	$5,536
(b) assuming minimum fees and expenses of any of the Portfolios	$1,088	$1,964	$2,842	$4,895	$487	$1,462	$2,440	$4,895

Pooled separate account examples:

These examples assume that you invest $10,000 in the Funds in the Pooled separate accounts under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you surrender your contract at the end of the applicable time period				If you do not surrender your contract at the end of the applicable time period
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
AllianceBernsteinBalanced	$1,086	$1,958	$2,834	$4,879	$485	$1,456	$2,430	$4,879
AllianceBernsteinCommon Stock	$1,018	$1,762	$2,516	$4,285	$413	$1,249	$2,099	$4,285
AllianceBernsteinMid Cap Growth	$1,053	$1,863	$2,681	$4,596	$450	$1,356	$2,270	$4,596

10

Condensed financial information

Please see the Appendix at the end of this prospectus for unit values and the number of units outstanding of each Fund available as of December 31, 2020.

Financial Statements of the Funds

Each Fund is, or is part of, one of our separate accounts as described in “About the separate accounts” under “More information” later in this prospectus. The financial statements of the Funds are contained in the SAI. The financial statements for the portfolios of each Trust are included in the SAI for each Trust.

11

1. RIA features and benefits

Investment options

We offer various investment options under RIA, including the Funds and the guaranteed interest option. Each Fund has a different investment objective. The Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. The maximum number of active investment options that can be available under any RIA annuity contract at any time is 25. We cannot assure you that any of the Funds will meet their investment objectives.

You can lose your principal when investing in the Funds. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market Fund.

The AllianceBernstein Balanced Fund

Objectives

The Balanced Fund (Separate Account No. 10) (the “Portfolio”) seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Fund will include allocations to three sub-portfolios: Global Structured Equity, US Core Fixed Income and Cash.

Investment strategies

The Global Structured Equity sub-portfolio’s objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.

The Global Structured Equity sub-portfolio invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Advisor’s global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor’s investment criteria. The analysts conduct in-depth research on these companies to uncover the most attractive investment opportunities. The sub-portfolio is constructed to maximize exposure to stocks selected by the Advisor’s analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio primarily invests its assets in countries included in the MSCI World Index, however the sub portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor’s currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of the Company.

The U.S. Core Fixed Income’s sub-portfolio seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to add value primarily through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on the Advisor’s independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, the Advisor’s most senior research and portfolio management professionals meet in “research review” sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations — the output of

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the research review sessions — into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.

The U.S. Core Fixed Income sub-portfolio may invest in a wide variety of publicly traded debt instruments. The sub-portfolio will only purchase US-dollar denominated securities. The sub-portfolio’s non-money market securities will consist primarily of the following publicly traded securities:

1) debt securities issued or guaranteed by the United States Government (such as U.S. Treasury securities), its agencies (such as the Government National Mortgage Association), or instrumentalities (such as the Federal National Mortgage Association), 2) debt securities issued by governmental entities and corporations from developed and developing nations, 3) asset-backed securities, mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass-throughs, commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, and up to 5% agency and non-agency collateralized mortgage obligations (“CMOs”), zero coupon bonds, preferred stocks and trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities which could result in potential economic leverage, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The sub-portfolio may purchase 144A securities. The sub-portfolio may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor’s Corporation (S&P), Baa or higher by Moody’s Investor Services, Inc. (Moody’s), BBB or higher by Fitch or if unrated, will be of comparable investment quality. The sub-portfolio may directly invest in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements in accordance with the Company’s guidelines.

Swap transactions are prohibited.

The overall sub-portfolio duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.

The Cash sub-portfolio may invest directly in investment-grade money market instruments.

The portfolio may invest in cash equivalents in a commingled investment fund managed by the Advisor.

Asset allocation policies

The Portfolio includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to the Company’s specifications, is summarized below. The Advisor will allow the relative weightings of the Portfolio’s debt and equity components to vary in response to markets, but ordinarily only by +/– 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Portfolio toward the targeted asset allocation, in line with the Company’s specifications. The Fund is valued daily.

Allocation Portfolio Type	Sub-Portfolio	The Company’s Specified Target
Global Equity	Global Structured Equity	60%
Total fixed and money market instruments:		40%
• Fixed	• 35%–US Core Fixed Income
• Money market instruments	• 5%–Cash

Risks of investment strategies

See “Risks of investing in the Funds” later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Balanced Fund specifically.

The AllianceBernstein Common Stock Fund

Objective

The investment objective of the AllianceBernstein Common Stock Fund (Separate Account No. 4) is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index (“Index”); it is intended that the Fund seeks to approximate the risk profile and investment return of the Index on an annualized basis.

Investment strategies

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (Source: Russell Investment Group).

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The majority of trading in the Fund each year will take place in June after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies are received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein may utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if, in the advisor’s opinion, they provide a more cost-effective alternative than transacting in the cash market.

The Fund is valued daily.

Risks of investment strategies

See “Risks of investing in the Funds” later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Common Stock Fund specifically.

The AllianceBernstein Mid Cap Growth Fund

Objective

The AllianceBernstein Mid Cap Growth Fund (Separate Account No. 3) seeks to achieve long-term capital growth through a diversified portfolio of equity securities. The account will attempt to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.

Investment strategies

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invested at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund’s investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States. In aggregate, IPO (Initial Public Offerings) investments cannot exceed 5% of the Fund at time of purchase, and no more than 10% due to appreciation. An IPO is an issuer’s first offering of a security or class of a security to the public.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.

The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may often be concentrated in industries where research resources indicate there is high growth potential. The Fund is valued daily.

Risks of investment strategies

See “Risks of investing in the Funds” later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund’s investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Common Stock and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

Investment adviser of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds

The Board of Directors has delegated responsibility to a committee to authorize or approve investments in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth funds (collectively, the “Funds”). That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third party investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. (“AllianceBernstein”) to manage the Funds. Subject to that committee’s broad supervisory authority, AllianceBernstein’s investment officers and managers have complete discretion over the assets of the Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of the Company and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The following

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`portfolio managers are primarily responsible for the day-to-day management of the portfolios:

Fund	Portfolio Manager	Business experience for past 5 years
AllianceBernstein Balanced Fund	Michael Canter	Portfolio Manager at AllianceBernstein since 2016
	Joshua Lisser	Portfolio Manager at AllianceBernstein since 1992
	Judith A. De Vivo	Portfolio Manager at AllianceBernstein since 1984
	Ben Sklar	Portfolio Manager at AllianceBernstein since 2009
	Janaki Rao	Portfolio Manager at AllianceBernstein since 2013
AllianceBernstein Common Stock Fund	Judith A. De Vivo	Portfolio Manager at AllianceBernstein since 1984
AllianceBernstein Mid Cap Growth Fund	John H. Fogarty	Portfolio Manager at AllianceBernstein since 1997

The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities of the Funds.

As of December 31, 2020 AllianceBernstein had total assets under management of approximately $686 billion. AllianceBernstein’s main office is located at 1345 Avenue of the Americas, New York, New York 10105.

Portfolio holdings policy for the Pooled Separate Accounts

A description of the policies and procedures with respect to disclosure of the portfolio securities of The AllianceBernstein Balanced Fund, The AllianceBernstein Common Stock Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI. Generally, portfolio information is available 30 days after the month and free of charge by calling 1(866) 642-3127.

Funds investing in the Trusts

The Funds of Separate Account No. 66 invest in corresponding portfolios of EQ Premier VIP Trust and EQ Advisors Trust. The investment results you will experience in any one of those Funds will depend on the investment performance of the corresponding portfolios. The table on the next page shows the names of the corresponding portfolios, their investment objectives, and their advisers.

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Portfolios of the Trusts

We offer affiliated Trusts, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of EQ Premier VIP Trust and EQ Advisors Trust. For some Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out the investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN), (“Equitable Advisors”) and Equitable Distributors, LLC (“Equitable Distributors”), (together, the “Distributors”) directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG receives management fees and administrative fees in connection with the services it provides to the Portfolios.

As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer participants a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to participants and/or suggest that participants consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see “Allocating your contributions” later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”), and, in addition, certain EQ Fund of Fund Portfolios may invest in Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in other Portfolios that use the EQ volatility management strategy, are identified below in the chart by a “✓ ” under the column entitled “Volatility Management.”

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy or, in the case of the EQ Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the EQ volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

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Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the EQ volatility management strategy. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses.

This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)

By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)

By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

EQ Premier VIP Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
EQ/Core Plus Bond	A	Seeks to achieve high total return through a combination of current income and capital appreciation.	• Equitable Investment Management Group, LLC • AXA Investment Managers, Inc. • Brandywine Global Investment Management, LLC • Loomis, Sayles & Company, L.P.

EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub-Adviser(s) as applicable)	Volatility Management
1290 VT Small Cap Value	IB	Seeks to achieve long-term growth of capital.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Horizon Kinetics Asset Management LLC
1290 VT SOCIALLY RESPONSIBLE	IB	Seeks to achieve long-term capital appreciation.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC

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EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub-Adviser(s) as applicable)	Volatility Management
EQ/AB SMALL CAP GROWTH	IA	Seeks to achieve long-term growth of capital.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P.
EQ/VALUE EQUITY	IB	Seeks to achieve capital appreciation.	• Equitable Investment Management Group, LLC • Aristotle Capital Management, LLC
EQ/Capital Group Research	IB	Seeks to achieve long-term growth of capital.	• Equitable Investment Management Group, LLC • Capital International, Inc.
EQ/CLEARBRIDGE LARGE CAP GROWTH	IB	Seeks to achieve long-term capital growth.	• Equitable Investment Management Group, LLC • ClearBridge Investments, LLC
EQ/EQUITY 500 INDEX	IA	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500 Composite Stock Index, including reinvestment of dividends, at a risk level consistent with that of the Standard & Poor’s 500 Composite Stock Index.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P.
EQ/GLOBAL EQUITY MANAGED VOLATILITY	IB	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Morgan Stanley Investment Management Inc. • Invesco Advisers, Inc.	✓
EQ/INTERMEDIATE GOVERNMENT BOND	IA	Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Bloomberg Barclays U.S. Intermediate Government Bond Index.	• Equitable Investment Management Group, LLC • SSgA Funds Management, Inc.

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EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub-Adviser(s) as applicable)	Volatility Management
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	IB	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

•   Equitable Investment Management Group, LLC

•   BlackRock Investment Management, LLC

•   EARNEST Partners, LLC

•   Massachusetts Financial Services Company d/b/a MFS Investment Management

•   Federated Global Investment Management Corp.

✓
EQ/INTERNATIONAL EQUITY INDEX	IA	Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ Euro STOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P.
EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	IB	Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Harris Associates L.P.	✓
EQ/JPMORGAN VALUE OPPORTUNITIES	IB	Seeks to achieve long-term capital appreciation.	• Equitable Investment Management Group, LLC • J.P.Morgan Investment Management Inc.
EQ/LARGE CAP CORE MANAGED VOLATILITY	IB	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Capital International, Inc. • GQG Partners LLC • Vaughan Nelson Investment Management	✓
EQ/LARGE CAP GROWTH INDEX	IB	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends at a risk level consistent with the Russell 1000® Growth Index.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P.

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EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub-Adviser(s) as applicable)	Volatility Management
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	IB	Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

•   Equitable Investment Management Group, LLC

•   BlackRock Investment Management, LLC

•   HS Management Partners, LLC

•   Loomis, Sayles & Company, L.P.

•   Polen Capital Management, LLC

•   T. Rowe Price Associates, Inc.

✓
EQ/LARGE CAP VALUE MANAGED VOLATILITY	IA	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P. • Aristotle Capital Management, LLC • Massachusetts Financial Services Company d/b/a MFS Investment Management	✓
EQ/MID CAP INDEX	IB	Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index, including reinvestment of dividends, at a risk level consistent with that of the Standard & Poor’s MidCap 400® Index.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P.
EQ/MID CAP VALUE MANAGED VOLATILITY	IB	Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	• Equitable Investment Management Group, LLC • BlackRock Investment Management, LLC • Diamond Hill Capital Management, Inc. • Wellington Management Company, LLP	✓
EQ/MONEY MARKET*	IA	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	• Equitable Investment Management Group, LLC • BNY Mellon Investment Adviser, Inc.
EQ/QUALITY BOND PLUS	IA	Seeks to achieve high current income consistent with moderate risk to capital.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P. • Pacific Investment Management Company LLC

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EQ Advisors Trust Portfolio Name	Share Class	Objective	Investment Adviser (and Sub-Adviser(s) as applicable)	Volatility Management
EQ/T. ROWE PRICE GROWTH STOCK	IB	Seeks to achieve long-term capital appreciation and secondarily, income.	• Equitable Investment Management Group, LLC • T. Rowe Price Associates, Inc.
MULTIMANAGER TECHNOLOGY	IB	Seeks to achieve long-term growth of capital.	• Equitable Investment Management Group, LLC • AllianceBernstein L.P. • Allianz Global Investors U.S. LLC • Wellington Management Company, LLP
*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-967-4560.

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Risks of investing in the Funds

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds. See the prospectuses for each Trust for risk factors and investment techniques associated with the portfolios in which the other Funds invest.

Risk factors — AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds

Common stock.  Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund’s investments — and, therefore, the value of the Fund’s units — to fluctuate.

Securities of medium and smaller-sized companies.  The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium-sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller-sized companies. The securities of small and medium-sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium-sized companies. This is due to the greater business risks of small-size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $20 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small and medium-sized companies have a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Non-equity securities.  Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund — and, therefore, the value of the Fund’s units — will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). A decline in prevailing interest rates generally will increase the value of the securities held by the AllianceBernstein Balanced Fund, while an increase in prevailing interest rates usually reduces the value of the AllianceBernstein Balanced Fund’s holdings. As a result, interest rate fluctuations will affect the value of the AllianceBernstein Balanced Fund’s units, but will not affect the income received from the Fund’s current portfolio holdings. Moreover, convertible securities, which may be in the AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

Foreign investing.  Investing in securities of foreign companies that may not do substantial business in the United States involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein, Mid Cap Growth and Balanced Funds’ foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Fund’s foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

Restricted securities.  Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Balanced and the AllianceBernstein Mid Cap Growth Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Common Stock Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

Risks of investment strategies.  Due to the AllianceBernstein Mid Cap Growth Fund’s aggressive investment policies, this

22

Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

Risks associated with the AllianceBernstein Common Stock Fund

While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the Fund may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as “tracking error.” The Fund attempts to minimize these deviations through a management process which strives to minimize transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.

Risks associated with the AllianceBernstein Balanced Fund

Bonds rated below A by S&P, Moody’s or Fitch are more susceptible to adverse economic conditions or changing circumstances than those rated A or higher, but we regard these lower-rated bonds as having an adequate capacity to pay principal and interest.

Change of investment objectives

We can change the investment objectives of the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York State Department of Financial Services approves the change.

The investment objectives of the portfolios of the Trusts may be changed by the Board of Trustees of each Trust without the approval of shareholders. See “Voting rights” under “More information” later in this prospectus.

Guaranteed interest option

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under “More information” later in this prospectus.

The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate. After we credit the interest, we deduct certain charges and fees.

We credit interest through and allocate interest on the date of any transfer or withdrawal transaction. We credit interest each day of the month to the account value in the guaranteed interest account at the beginning of the day at a daily rate equivalent to the guaranteed interest rate that applies to those amounts.

Current and minimum interest rates

Except as described below, the “current rate” is the rate of interest that we actually credit to amounts in the guaranteed interest option for any given calendar year. We declare current rates for each class of employer plan that is using the RIA annuity contract as its funding vehicle before the beginning of each calendar year. In addition to the current rate, we declare “minimum rates” for the next two calendar years. The minimum interest rates will never be lower than 4%.

The current interest rate for 2021 and the minimum interest rates for 2022 and 2023 guaranteed for each class are stated in the proposal documents submitted to sponsors of prospective RIA employer plans. The establishment of new classes will not decrease the rates that apply to employer plans already assigned to a previous class. The effective current rate for 2022 and the minimum rates effective for calendar year 2023 and 2024 will be declared in December 2021.

Classes of employer plans

We assigned an employer plan to a “class” of employer plans upon its participation in the Master Retirement Trust in order to help us determine the current and minimum guaranteed rates of interest that apply for the employer plan participating in the guaranteed interest option under the RIA annuity contract. The initial class of employer plans to which an employer plan was assigned depended on the date the plan was adopted.

Revised interest rates

All of the following conditions must exist for us to declare a revised rate:

•

on the date of the allocation, the “current” guaranteed interest rate with respect to the employer plan’s guaranteed interest option that would otherwise apply, exceeds the benchmark treasury rate by at least 0.75%; and

•

prior allocations to the guaranteed interest option for the employer plan during that calendar year equal or exceed 110% of the average annual allocations to the guaranteed interest option for the employer plan during the three immediately preceding calendar years.

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2. How we value your account value

For the Funds.  When you invest in a Fund, your contribution or transfer purchases “units” of that Fund. The unit value on any day reflects the value of the Fund’s investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer instruction.

Generally, our “business day” is any day on which the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions.

On any given day, your account value in any Fund equals the number of the Fund’s units credited to your account, adjusted for any Fund’s units cancelled from your account, multiplied by that day’s value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, make a transfer, or request some other transaction that involves moving assets into or out of that Fund.

For the guaranteed interest option.  The value of any investment in the guaranteed interest option is, at any time, the total contributions allocated to the guaranteed interest option, plus the interest earned, less (i) withdrawals to make employer plan benefit payments, (ii) withdrawals to make other employer plan withdrawals (including loans) and (iii) charges and fees provided for under the contracts.

How we determine the unit value

When contributions are invested in the Funds, the number of units outstanding attributable to each Fund is correspondingly increased; and when amounts are withdrawn from one of these Funds, the number of units outstanding attributable to that Fund is correspondingly decreased.

For the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the unit values reflect investment performance and investment management and financial accounting fees. We determine the respective unit values for these Funds by multiplying the unit value for the preceding business day by the net investment factor for that subsequent day. We determine the net investment factor as follows:

•	First, we take the value of the Fund’s assets at the close of business on the preceding business day.
•

Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which the net investment factor is being determined.

•	Then, we subtract the capital losses, realized and unrealized, and investment management and financial accounting fees charged to the Fund during that business day.

•	Finally, we divide this amount by the value of the Fund’s assets at the close of the preceding business day.

Prior to June 1, 1994, for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the investment management and financial accounting fees were deducted monthly from employer plan balances in these Funds.

For a Fund of Separate Account No. 66, the unit value for any business day together with any preceding non-business days (“valuation period”) is equal to the unit value for the preceding valuation period multiplied by the net investment factor for that Fund for that valuation period. The net investment factor for a valuation period is:

(	a	)	– c
b

where:

(a)

is the value of the Fund’s shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the Fund for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and other expenses of each Trust.

(b)	is the value of the Fund’s shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts are allocated or withdrawn for that valuation period).

(c)	is the daily factor for the separate account administrative charge multiplied by the number of calendar days in the valuation period.

How we value the assets of the Funds

Assets of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are valued as follows:

•

Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other

24

unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

•

Foreign securities not traded directly, or in ADR form, in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

•	United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

•

Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

•	Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

•

Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

•

Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

•

Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.

Fair valuation

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

For the Funds offered under Separate Account No. 66, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under policies and procedures established by the Trusts. For more information, please see the prospectuses for the applicable Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

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3. Transfers

Transfers among investment options

You may transfer accumulated amounts among the investment options at any time and in any amount, subject to the transfer limitations described below. In addition to our rules, transfers among the investment options may be subject to employer plan provisions which may limit or disallow such movements. We do not impose a charge for transfers among the investment options.

The following section describes transfer limitations that apply, under certain situations, to amounts transferred out of the guaranteed interest option during the calendar quarter in which the request is made and the three preceding calendar quarters (“transfer period”).

Participant-directed plans.  Under these plans, the contract owner has instructed us to accept the plan trustee’s allocations that are in accordance with the plan participants’ directions. If the employer elects to fund the employer plan with the guaranteed interest option and the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS or EQ/Core Plus Bond Funds, during any transfer period, the following limitations apply:

For plans electing the optional participant recordkeeping services (“PRS”), the maximum amount that may be transferred by the trustee on behalf of a participant from the guaranteed interest option is equal to the greater of: (i) 25% of the amount the participant had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts transferred out of the guaranteed interest option during the prior calendar year on the participant’s behalf. Generally, this means that new participants will not be able to direct the trustee to transfer amounts out of the guaranteed interest option during the first calendar year of their participation under the contract.

If assets have been transferred from another funding vehicle by the employer, then the participant, for the transfer period in which the transfer occurred, may direct the trustee to transfer to the Funds up to 25% of such transferred amount that the participant initially allocated to the guaranteed interest option.

For plans not electing the PRS, the maximum amount that may be transferred from the guaranteed interest option is equal to the greater of: (i) 25% of the amount the employer plan had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts the employer plan transferred out of the guaranteed interest option during the prior calendar year. The employer plan is responsible for monitoring this transfer limitation. PRS is discussed in “Optional participant recordkeeping services” later in this prospectus.

If assets have been transferred from another funding vehicle by the employer, then the trustee on behalf of the participant, for the transfer period in which the transfer occurred, may transfer to the Funds up to 25% of such transferred amount that was initially allocated to the guaranteed interest option.

From time to time, we may remove certain restrictions that apply to transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions.

Trustee-directed plans.  Transfers of accumulated amounts among the investment options will be permitted as determined by us in our sole discretion only and subject to our rules then in effect.

Disruptive transfer activity

You should note that the contract is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Fund or portfolio investments may impede efficient Fund or portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the Fund or portfolio manager to effect more frequent purchases and sales of Fund or portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of

26

small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Fund or portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the Fund or underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all participants.

We offer investment options with underlying portfolios that are part of EQ Premier VIP Trust and EQ Advisors Trust (together, the “trusts”). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a participant is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the participant explaining that the Company has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the participant is identified a second time as engaged in potential disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, the Company reviews participant’s trading activity to identify any potentially disruptive transfer activity. The Company follows the same policies and procedures identified in the previous paragraph. We may change those policies and procedures, and any new or revised policies or procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the participant.

Participants should note that it is not always possible for us and the trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some participants may be treated differently than others, resulting in the risk that some participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

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4. Access to your account value

Participant loans

Contract withdrawals to make participant loans are available under RIA, if the employer plan permits them. Participants must apply for a plan loan through the employer plan. The plan administrator is responsible for administering the loan program. Loans are subject to restrictions under federal tax rules and ERISA.

Below we briefly summarize some of the important terms of the loan provisions under RIA. A more detailed discussion is provided in the SAI under “Loan provisions.”

Generally, all loan amounts must be taken from the guaranteed interest option. The participant must pay the interest as required by federal income tax rules. All repayments are made back into the guaranteed interest option. If the participant fails to repay the loan when due, the amount of the unpaid balance may be subject to a contingent withdrawal charge, taxes, and additional penalty taxes. Interest paid on a retirement plan loan is not deductible.

The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances attributable to the plan participant in all the investment options. We also charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. In addition, while the maximum amount of a loan under the Contract is 90% of the balances attributable to the plan participant, the amount of the loan to a participant under the plan is limited by federal tax rules. Those rules will limit the amount of a loan the participant may withdraw under the Contract.

Choosing benefit payment options

RIA offers a variety of benefit payment options, subject to the provisions of an employer’s plan. Plan participants should consult their employer for details. An employer’s plan may allow a choice of one or more of the following forms of distribution:

•	purchase of one of our annuities;

•	lump sum distribution;

•	use of part of the proceeds to purchase one of our annuities with the balance to be paid as a lump sum; or

•	permitted cash withdrawals.

Subject to the provisions of your plan, RIA makes available the following forms of fixed annuities:

•	life annuity;

•	life annuity – period certain;

•	life annuity – refund certain;
•	period certain annuity; and

•	qualified joint and survivor life annuity.

All of the forms outlined above (with the exception of the qualified joint and survivor life annuity) are available as either single or joint life annuities. We also offer other annuity forms not outlined here. The distribution will be in the form of a life annuity or another form offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

The various fixed annuities we offer under RIA are described in greater detail in the SAI under “Annuity benefits.” As a general matter, the minimum amount that can be used to purchase any type of annuity, net of all applicable charges and fees, is $3,500. An annuity administrative fee of $175 will be deducted from the amount used to purchase an annuity.

We require that the amount of any benefit distribution from an employer plan that uses RIA as a partial investment funding vehicle be in proportion to the amount of plan assets held in RIA, unless we and the plan trustees specifically agree in writing to some other method.

Requests for cash distributions must be made to us on an aggregate basis opposed to a participant-by-participant basis, except for employer plans using the PRS discussed in “Optional participant recordkeeping services” later in this prospectus. Cash withdrawals by a plan participant prior to retirement may give rise to contingent withdrawal charges, and tax penalties or other adverse tax consequences.

We make distribution checks payable to the trustees of the plan. The plan trustees are responsible for distribution of Funds to the participant or other payee and for any applicable federal and state income tax withholding and reporting.

RIA does not have separate disability or death benefit provisions. All disability and death benefits are provided in accordance with the employer plan.

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5. RIA

This section explains RIA in further detail. It is intended for employers who use RIA, but contains information of interest to plan participants as well. Plan participants should, of course, understand the provisions of their plan that describes their rights in more specific terms.

RIA is an investment program designed for employer plans that qualify for tax-favored treatment under Section 401(a) of the Code. Eligible employer plans include defined benefit plans, defined contribution plans or profit-sharing plans, including 401(k) plans. These employer plans generally must also meet the requirements of ERISA.

RIA consists of two group annuity contracts (“contracts”) issued by the Company, a Master Retirement Trust agreement, a participation or installation agreement, and an optional participant recordkeeping services (“PRS”) agreement. RIA had $35.42 million in assets as of December 31, 2020.

Our service consultants are available to answer your questions about RIA. Please contact us by using the telephone number or addresses listed under “How to reach us – Information on joining RIA“ earlier in this prospectus.

Summary of plan choices of RIA

RIA is used:

•

as the exclusive funding vehicle for the assets of an employer plan. Under this option, the annual amount of plan contributions must be at least $10,000. We call this type of plan an “exclusive funding employer plan”; or

•

as a partial investment funding vehicle for an employer plan. Under this option, the aggregate amount of contributions in the initial participation year must be at least $50,000, and the annual aggregate amount of contributions thereafter must be at least $25,000. We call this type of plan a “partial funding employer plan.” We do not offer the guaranteed interest option with a partial funding employer plan. A partial funding agreement with us was required to use this partial funding employer plan.

An exclusive funding employer plan may not change its participation basis to that of a partial funding employer plan, or vice versa, unless the underwriting and other requirements referred to above are satisfied and approved by us. We reserve the right to impose higher annual minimums for certain plans. We will give you advance notice of any such changes.

You have the choice of using RIA with two types of plans. You may use RIA for:

•	participant-directed employer plans, which permit participants to allocate contributions and transfer account accumulations among the investment options; or
•	trustee-directed employer plans, which permit these types of investment decisions to be made only by the employer, a trustee or any named fiduciary or an authorized delegate of the plan.

At our sole discretion, a trustee-directed plan may change its participation basis to a participant-directed plan.

Making the right choices for your plan depends on your own set of circumstances. We recommend that you review all contracts and trust, participation and related agreements with your legal and tax counsel.

How to make contributions

Regular contributions.  Contributions may be made by check or by wire transfer. All contributions under an employer plan should be sent to the address under “For contributions checks only” in “How to reach us” earlier in this prospectus. All contributions made by check must be drawn on a U.S. bank, in U.S. dollars, and made payable to the Company. Third-party checks are not acceptable, except for roll-over contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Contributions are normally credited on the business day that we receive them. Contributions are only accepted from the employer or plan trustee.

There is no minimum amount for each contribution where employer plan contributions are made on a basis more frequent than annually. The total amount of contributions under an employer plan is limited by law.

To make a rollover or transfer to an existing RIA Plan, funds must be in cash. Therefore, any assets accumulated under another existing plan will have to be liquidated for cash.

Selecting investment options

You can select from the investment options available under the contracts. The maximum number of active options you may select at any time is 25. Plan participant choices will be limited to the investment options selected. If the Plan is intended to comply with the requirements of ERISA Section 404(c), the employer or the plan trustee is responsible for making sure that the investment options chosen constitute a broad range of investment choices as required by the Department of Labor (“DOL”) Section 404(c) regulations.

Generally, for participant-directed plans, if you intend for your plan to comply with ERISA Section 404(c), you should, among other things:

•	select the EQ/Money Market Fund if you select any of the EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, or EQ/Core Plus Bond Funds; or

29

•	select the guaranteed interest option if you do not select any of the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, EQ/Core Plus Bond or EQ/AB Small Cap Growth Funds.

If you select any of the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS or EQ/Core Plus Bond Funds and the guaranteed interest option, certain restrictions will apply to transfers out of the guaranteed interest option.

Allocating program contributions

We allocate contributions to the investment options in accordance with the allocation instructions provided to us by the plan trustee or the individual who the plan trustee has previously authorized in writing. Allocations may be made by dollar amounts or in any whole number percentages that total 100%.

Allocation changes may be made without charge, but may be subject to employer plan provisions that may limit or disallow such movements.

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6. Distributions

Keep in mind two sets of rules when considering distributions or withdrawals from RIA. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan, which are not described here.

Moreover, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. The participant should discuss his or her options with a qualified financial adviser. Our service consultants also can be of assistance. Certain plan distributions may be subject to a contingent withdrawal charge, federal income tax, and penalty taxes. See “Charges and expenses” later in this prospectus.

Amounts in the Funds.  These are generally available for distribution at any time, subject to the provisions of your plan. Distributions from the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are permitted at any time. Distributions from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of each Trust, as applicable. See “When we pay proceeds” later in this prospectus.

Amounts in the guaranteed interest option.  These are generally available for distribution at any time, subject to the provisions of your plan. A deferred payout provision, however, applies to trustee-directed employer plans which are terminating their RIA contract. Under that provision, we can defer payment of the employer plan balance held in the guaranteed interest option, less the contingent withdrawal charge, by paying out the balance in six installments over five years. During the deferred payout period, we credit the balances upon which we defer payment with the current interest rate declared for each year. We also continue to deduct the ongoing operations fee monthly from the balance during the deferred payout period.

When we impose the deferred payout provision, any trustee-directed employer plan benefits becoming due during the deferred payout period will not be paid from the employer plan balance in the guaranteed interest option. If, however, sufficient funds are available, the benefits would be paid from the new funding vehicle for the trustee-directed employer plan.

Participant-directed employer plans are not subject to the deferred payout provision.

ILLUSTRATION OF DEFERRED PAYOUT PROVISION

Transaction Date		End of Year 1		End of Year 2		End of Year 3		End of Year 4		End of Year 5

Guaranteed Interest Option		Balance 1		Balance 2		Balance 3		Balance 4		Balance 5
Plan Assets		+ Interest		+ Interest		+ Interest		+ Interest		+ Interest
– Withdrawal Charge		– Operations Fee		– Operations Fee		– Operations Fee		– Operations Fee		– Operations Fee
Distribution Amount 1		Distribution Amount 2		Distribution Amount 3		Distribution Amount 4		Distribution Amount 5		Final Distribution
Dist. Amt. 1	= 1st Payment	Dist. Amt. 2	= 2nd Payment	Dist. Amt. 3	= 3rd Payment	Dist. Amt. 4	= 4th Payment	Dist. Amt. 5	= 5th Payment
6		5		4		3		2

Dist. Amount 1		Dist. Amount 2		Dist. Amount 3		Dist. Amount 4		Dist. Amount 5
– 1st Payment		– 2nd Payment		– 3rd Payment		– 4th Payment		– 5th Payment
Balance 1	→	Balance	→	Balance	→	Balance	→	Balance	→

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7. Optional participant recordkeeping services

Services provided.  If you elected the participant recordkeeping services program (“PRS”), we:

•	establish an individual participant account for each participant covered by your plan based on data you provide;

•	receive and deposit contributions on behalf of participants to individual participant accounts;

•

maintain records reflecting, for each participant, contributions, transfers, loan transactions, withdrawals and investment experience and interest accrued, as applicable, on an individual participant’s proportionate values in the plan;

•	provide to you individual participant’s reports reflecting the activity in the individual participant’s proportionate interest in the plan; and

•	process transfers and distributions of the participant’s portion of his or her share of the employer plan assets among the investment options as you instruct.

You are responsible for providing the Company with required information and for complying with our procedures relating to the PRS program. We will not be liable for errors in recordkeeping if the information you provide is not provided on a timely basis or is incorrect. The plan administrator retains full responsibility for the income tax withholding and reporting requirements including required notices to the plan participants, as set forth in the federal income tax rules and applicable Treasury Regulations.

Investment options.  You must include the guaranteed interest option in the investment options if you select PRS.

Fees.  We charge an annual fee of $25 per active participant paid in twelve equal monthly installments of $2.08. We deduct the fee from the amounts attributable to each individual participant at the end of each month by means of a reduction of units or a cash withdrawal from the guaranteed interest option. We retain the right to change the fee upon 30 days’ notice to the employer. See “Charges and expenses” later in this prospectus.

Enrollment.  Enrollment of your plan in PRS is no longer available.

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8. Charges and expenses

You will incur two general types of charges under RIA:

(1)

Charges reflected as reductions in the unit values of the Funds which are recorded as expenses of the Fund. These charges apply to all amounts invested in RIA, including installment payout option payments.

(2)	Charges stated as a defined percentage or fixed dollar amount and deducted by reducing the number of units in the appropriate Funds and the dollars in the guaranteed interest option.

We make no deduction from your contributions for sales expenses.

Contingent withdrawal charge

(Reduces the number of units)

We may impose a contingent withdrawal charge (“CWC”) against withdrawals made from any of the Funds or the guaranteed interest option at any time up to and including the ninth anniversary of the date on which the employer plan began its participation in RIA. The CWC is designed to recover the unamortized sales and promotion expenses and initial enrollment expenses incurred by us.

We will not apply a CWC against amounts withdrawn for the purpose of making benefit distribution payments unless such withdrawals are made (i) on or after the date of discontinuance of an employer plan’s participation in RIA or (ii) as a result of a full or partial termination, within the meaning of applicable Internal Revenue Service (“IRS”) or court interpretations.

We will apply a CWC against amounts withdrawn for purposes of making benefit payments to participants who terminated employment either voluntarily or involuntarily, but only when such terminations are attributable to (i) the employer’s merger with another company, (ii) the sale of the employer or (iii) the bankruptcy of the employer which leads to the full or partial termination of the plan or the discontinuance of the employer plan’s participation in RIA.

We do not apply a CWC on transfers between the investment options. However, we do apply a CWC to withdrawals from RIA for the purpose of transferring to another funding vehicle under the employer plan, unless an officer of the Company agrees, in writing, to waive this charge. We do not consider withdrawals from RIA for the purpose of paying plan expenses or the premium on a life insurance policy, including one held under the employer plan, to be in-service withdrawals or any other type of benefit distribution. These withdrawals are subject to the CWC.

The amount of any CWC is determined in accordance with the rate schedule set forth below. We include outstanding loan balances in the plan’s assets for purposes of assessing the CWC.

Withdrawal in Participation Years	Contingent Withdrawal Charge
1 or 2	6% of Amount Withdrawn
3 or 4	5%
5 or 6	4%
7 or 8	3%
9	2%
10 and later	0%

Benefit distribution payments are those payments that become payable with respect to participants under the terms of the employer plan as follows:

1.	as the result of the retirement, death or disability of a participant;

2.	as the result of a participant’s separation from service as defined under Section 402(d)(4)(A) of the Code;

3.	in connection with a loan transaction, if the loan is repaid in accordance with its terms;

4.	as a minimum distribution pursuant to Section 401(a)(9) of the Code;

5.	as a hardship withdrawal pursuant to Section 401(k) of the Code;

6.

pursuant to a qualified domestic relations order (“QDRO”) under Section 414(p) of the Code, but only if the QDRO specifically requires that the plan administrator withdraw amounts for payment to an alternate payee;

7.	as a result of an in-service withdrawal attributable to the after-tax contributions of a participant; or

8.

as a result of an in-service withdrawal from a profit-sharing plan after meeting a minimum number of years of service and/or participation in the plan, and the attainment of a minimum age specified in the plan.

Prior to any withdrawal from RIA for benefit distribution purposes, the Company reserves the right to receive from the employer and/or trustees of the plan, evidence satisfactory to it that such benefit distribution conforms to at least one of the types mentioned above.

Annuity administrative charge

If a participant elects an annuity payout option, we deduct a $175 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month’s annuity payment.

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Loan fee

We charge a loan fee in an amount equal to 1% of the amount withdrawn as loan principal on the date the plan loan is made.

Ongoing operations fee

(Reduces the number of units)

The ongoing operations fee is based on the combined net balances (including any outstanding loan balance) of an employer plan in the investment options at the close of business on the last business day of each month. The amount of the ongoing operations fee is determined under the rate schedule that applies to the employer plan. Unless you make other arrangements, we deduct the charge from employer plan balances at the close of business on the last business day of the following month.

Set forth below is the rate schedule for employer plans which adopted RIA after February 9, 1986. Information concerning the rate schedule for employer plans that adopted RIA on or before February 9, 1986 is included in the SAI under “Additional information about RIA.”

Combined balance of investment options	Monthly Rate
First $ 150,000	1/12 of 1.25%
Next $ 350,000	1/12 of 1.00%
Next $ 500,000	1/12 of 0.75%
Next $1,500,000	1/12 of 0.50%
Over $2,500,000	1/12 of 0.25%

The ongoing operations fee is designed to cover such expenses as contract underwriting and issuance for employer plans, employer plan-level recordkeeping, processing transactions and benefit distributions, administratively maintaining the investment options, commissions, promotion of RIA, administrative costs (including certain enrollment and other servicing costs), systems development, legal and technical support, product and financial planning and part of our general overhead expenses. Administrative costs and overhead expenses include such items as salaries, rent, postage, telephone, travel, office equipment and stationery, and legal, actuarial and accounting fees.

Administrative charge for certain of the Funds of Separate Account No. 66

(Reflected in the unit values)

We make a daily charge at an annual rate of 0.05% of the assets invested in certain of the Funds of Separate Account No. 66 as indicated under the “Fee Table” earlier in this prospectus. The charge is designed to reimburse us for our costs in providing administrative services in connection with the contracts.

Investment management and accounting fees

(Reflected in the unit values)

The computation of unit values for the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and

AllianceBernstein Balanced Funds reflects fees we charge for investment management and accounting. The investment management and accounting fee covers AllianceBernstein’s investment management and our financial accounting services provided to these Funds, as well as portion of our related administrative costs. The portion of the fee attributable to investment management services is retained by AllianceBernstein. We receive fees for financial accounting and administrative services we provide for these Funds. The fees shown in the Fee Table represent the fees incurred by the Funds during the fiscal year ended December 31, 2020. The fees may be higher or lower based on the expenses incurred by the Funds during the fiscal year ended December 31, 2021.

Direct Operating and Other Expenses

(Reflected in the unit values)

In addition to the investment management and accounting fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain expenses related to the ongoing operations of the Funds. The fees shown in the Fee Table represent the fees incurred by the Funds during the fiscal year ended December 31, 2020. The fees may be higher or lower based on the expenses incurred by the Funds during the fiscal year ended December 31, 2021.

Participant recordkeeping services charge

The PRS is an optional service. If you elected this service, we charge a per participant annual fee of $25. We deduct this fee on a monthly basis at the rate of $2.08 per participant. We determine the amount of the fee for an employer plan at the close of business on the last business day of each month based on the number of participants enrolled with us at that time. Unless you make other arrangements, we deduct this fee from the balances attributable to each participant in the investment options at the close of business on the last business day of the following month. The PRS fee covers expenses incurred for establishing and maintaining individual records, issuing statements and reports for individual employees and employer plans, and processing individual transactions and benefit distributions. We are not responsible for reconciling participants’ individual account balances with the entire amount of the employer plan where we do not maintain individual account balances.

Other billing arrangements

The ongoing operations and participant recordkeeping services fees can be paid by a direct billing arrangement we have with the employer subject to a written agreement between the Company and the employer.

Annual portfolio operating expenses

(Indirect expenses borne by the Funds)

The Funds that invest in portfolios of the Trusts are indirectly subject to investment advisory and other expenses charged against assets of their corresponding portfolios. These expenses are described in the prospectuses for the Trusts.

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Portfolio operating expenses

(Deducted by the Trusts)

The Trusts deduct the following types of fees and expenses:

•	Investment management fees.

•	12b-1 fees (see “More information” later in this prospectus).

•	Operating expenses, such as trustees’ fees, independent auditors’ fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These expenses are reflected in the daily share price of each Portfolio. For more information about the calculation of these expenses, including applicable expense limitations, please refer to the prospectus of the Trust.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed by us varies by state and ranges from 0% to 1%.

General information on fees and charges

We reserve the right (1) to change from time to time the charges and fees described in this prospectus upon prior notice to the employer and (2) to establish separate fee schedules for requested non-routine administrative services and for newly scheduled services not presently contemplated under the contracts.

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9. Tax information

In this section, we briefly outline current federal income tax rules relating to the adoption of the program, contributions to the program and distributions to participants under qualified retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, Treasury Department Regulations and Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code.

Employer retirement plans that may qualify for tax-favored treatment are governed by the provisions of the Code and ERISA. The Code is administered by the IRS. ERISA is administered primarily by the DOL.

Provisions of the Code and ERISA include requirements for various features including:

•	participation, vesting and funding;

•	nondiscrimination;

•	limits on contributions and benefits;

•	distributions;

•	penalties;

•	duties of fiduciaries;

•	prohibited transactions; and

•	withholding, reporting and disclosure.

It is the responsibility of the employer, plan trustee and plan administrator to satisfy the requirements of the Code and ERISA.

This prospectus does not provide detailed tax or ERISA information. The following discussion briefly outlines the Code provisions relating to contributions to and distributions from certain tax-qualified retirement plans, although some information on other provisions is also provided. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and regulations or other interpretations thereof. In addition, federal tax laws and ERISA are continually under review by the Congress, and any changes in those laws, or in the regulations pertaining to those laws, may affect the tax treatment of amounts contributed to tax-qualified retirement plans or the legality of fiduciary actions under ERISA. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax aspects of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts. Legislation enacted at the end of 2019 which is generally effective January 1, 2020 makes significant changes to tax-qualified retirement plans. Please consult your tax adviser regarding how this legislation impacts you and your plan.

Certain tax advantages of tax-qualified retirement plans may not be available under certain state and local tax laws. This outline does not discuss the effect of any state or local tax laws. It also does not discuss the effect of federal estate and gift tax laws (or state and local estate, or federal income tax and withholding rules for non-U.S. tax-payers, inheritance and other similar tax laws). Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase. This outline assumes that the participant does not participate in any other qualified retirement plan. Finally, it should be noted that many tax consequences depend on the particular jurisdiction or circumstances of a participant or beneficiary.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular person’s plan or contract may vary depending on the facts applicable to that person.

The provisions of the Code and ERISA are highly complex. For complete information on these provisions, as well as all other federal, state, local and other tax considerations, qualified legal and tax advisers should be consulted.

CARES Act

Congress enacted the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) on March 27, 2020. The CARES Act permitted penalty-free withdrawals during 2020 from tax-qualified and tax-favored plans and contracts (such as defined contribution plans, 403(b) plans, government sponsored employer 457(b) plans, and IRAs) by individuals affected by coronavirus or the economic aftermath. Coronavirus-related distributions from all such plans and contracts were limited to an aggregate of $100,000 for any individual. The individual would be able to repay the amount of the distribution to the plan or contract within a 3-year period. Please consult your tax adviser about your individual circumstances.

Buying a contract to fund a retirement arrangement

Annuity contracts can be purchased in connection with retirement plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, one should consider the annuity’s features and benefits, such as the

36

selection of investment funds and guaranteed interest option and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you select.

Impact of taxes to the Company

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in the Company being taxed, then the Company may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since the Company is the owner of the assets from which tax benefits may be derived.

Certain rules applicable to plans designed to comply with Section 404(c) of ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan complies with that subsection and its regulations, and if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries may be relieved of liability for any investment loss that is the direct and necessary result of the plan participant’s or beneficiary’s exercise of control. The plan participant can make and is responsible for the results of his or her own investment decisions.

Plans that comply with Section 404(c) must provide, among other things, a broad range of investment choices to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance by the plan sponsor with the Section 404(c) and its regulation is completely voluntary.

The RIA Program provides employer plans with the broad range of investment choices and information needed to meet the requirements of Section 404(c) and its regulation. If it is the intention of the plan’s sponsor to meet the requirement of Section 404(c), it is the plan’s sponsor’s responsibility to comply with the requirements of the regulation. The Company and its agents shall not be responsible if a plan fails to meet the requirements of Section 404(c).

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10. More information

About changes or terminations

Amendments.  The contracts have been amended in the past and we and the trustee under the Master Trust Agreement may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

We may unilaterally amend or modify the contracts or the Master Retirement Trust without the consent of the employer or plan sponsor, as the case may be, in order to keep the contracts or the Master Retirement Trust in compliance with law.

Termination.  We can discontinue offering RIA at any time. Discontinuance of RIA would not affect annuities in the course of payment, but we would not accept further contributions. The employer may elect to maintain investment options balances with us to provide annuity benefits in accordance with the terms of the contracts. The employer may elect to discontinue the participation of the employer plan in RIA at any time upon advance written notice to us.

We may elect, upon written notice to the employer, to discontinue the participation of the employer plan in RIA if (1) the employer fails to comply with any terms of the Master Retirement Trust, (2) the employer fails to make the required minimum contributions, (3) as may be agreed upon in writing between the Company and the employer if the plan fails to maintain minimum amounts of Funds invested in RIA, or (4) the employer fails to comply with any representations and warranties made by the employer, trustees or employer plan to the Company in connection with the employer plan’s participation in RIA.

At any time on or after the participation of the employer in RIA has been discontinued, we may withdraw the entire amount of the employer plan assets held in the investment options, and pay them to the trustee of the employer plan, subject to our right to defer payout of amounts held in the guaranteed interest option, less any applicable charges and fees and outstanding loan balances.

IRS disqualification

If your plan is found not to qualify under the Code, we can terminate your participation under RIA. In this event, we will withdraw the employer plan balances from the investment options, less applicable charges and fees and any outstanding loan balances, and pay the amounts to the trustees of the plan.

About the separate accounts

Each Fund is one, or part of one, of our separate accounts. We established the separate accounts under provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our Funds for owners of our variable annuity contracts, including our group annuity contracts. The results of each separate account’s operations are accounted for without regard to the Company’s, or any other separate account’s, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations under the contracts is based on the assets in the separate accounts. However, the obligations themselves are obligations of the Company. We reserve the right to take certain actions in connection with our operations and the operations of the Funds as permitted by applicable law. If necessary, we will seek approval by participants in RIA.

We established the AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 1969, and AllianceBernstein Balanced Fund in 1979. We established Separate Account No. 66, which holds the other Funds offered under the contract, in 1997. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Because of exclusionary provisions, none of the Funds is subject to regulation under the Investment Company Act of 1940, as amended (“1940 Act”). The Trusts’ shares are purchased by Separate Account No. 66.

About the Trusts

EQ Premier VIP Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as “open-end management investment companies,” more commonly called mutual funds. Each Trust issues different shares relating to each portfolio. Equitable Investment Management Group, LLC (Equitable IMG) serves as the investment adviser of the Trusts. As such, Equitable IMG oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers.

The Trusts do not impose sales charges or “loads” for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust’s shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in

38

certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

About the general account

Our general obligations and any guaranteed benefits under the contract, including those that apply to the guaranteed interest options, are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

When we pay proceeds

Ordinarily we will apply proceeds to an annuity and make payments or withdrawals out of the investment options promptly after the date of the transaction. However, we can defer payments, apply proceeds to an annuity and process withdrawals from the Funds for any period during which:

(1)	the New York Stock Exchange is closed or restricts trading,

(2)	the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option’s assets is not reasonably practicable, or
(3)	the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We may also defer withdrawals from the plan in installments in order to protect the interests of the other contract holder in a Fund.

When transaction requests are effective

Transaction requests may be made by the authorized person for the employer plan as shown on our records, in written or facsimile form acceptable to us and signed by the employer. All requests will be effective on the business day we receive a properly completed and signed written or facsimile request for a financial transaction at the RIA service office. Transaction requests received after the end of a business day will be processed the next business day.

We will honor your properly completed transaction requests received via facsimile only if we receive a properly completed transaction form. The request form must be signed by an individual who the plan trustees have previously authorized in writing. We are not responsible for determining the accuracy of a transmission and are not liable for any consequences, including but not limited to, investment losses and lost investment gains, resulting from a faulty or incomplete transmission. If your request form is not properly completed, we will contact you within 24 hours of our receipt of your facsimile.

We will use our best efforts to acknowledge receipt of a facsimile transmission, but our failure to acknowledge or a failure in your receipt of such acknowledgment will not invalidate your transaction request. If you do not receive acknowledgment of your facsimile within 24 hours, contact the RIA service office at the toll free 800 number.

Voting rights

No voting rights apply to any of the separate accounts or to the guaranteed interest option. We do, however, have the right to vote shares of the Trusts held by the Funds.

If a Trust holds a meeting of shareholders, we will vote shares of the portfolios of the Trusts allocated to the corresponding Funds in accordance with instructions received from employers, participants or trustees, as the case may be. Shares will be voted in proportion to the voter’s interest in the Funds holding the shares as of the record date for the shareholders meeting. We will vote the shares for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Employers, participants or trustees will receive: (1) periodic reports relating to each Trust and (2) proxy materials, together with a voting instruction form, in connection with shareholder meetings. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to the Company separate accounts in connection with the Company’s variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. EQ Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for the Company. We

39

currently do not foresee any disadvantages to our contractowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

COVID-19

The COVID-19 pandemic has negatively impacted the U.S. and global economies, created significant volatility in the capital markets and dramatically increased unemployment levels. The pandemic has also resulted in temporary closures of many businesses and schools and the institution of social distancing requirements in many states and local communities. Businesses or schools that have reopened have restricted or limited access for the foreseeable future and may do so on a permanent basis. As a result, our ability to sell products through our regular channels and the demand for our products and services has been significantly impacted. The extent of the COVID-19 pandemic’s impact on us will depend on future developments that are highly uncertain, including the severity and duration of the pandemic, actions taken by governments and other third parties in response to the pandemic and the availability and efficacy of vaccines against COVID-19.

While we have implemented risk management and contingency plans with respect to the COVID-19 pandemic, such measures may not adequately protect our business from the full impacts of the pandemic. Currently, most of our employees and advisors are continuing to work remotely. Extended periods of remote work arrangements could introduce additional operational risk, including but not limited to cybersecurity risks, and impair our ability to effectively manage our business. We also outsource a variety of functions to third parties whose business continuity strategies are largely outside our control.

Economic uncertainty and unemployment resulting from the COVID-19 pandemic may have an adverse effect on product sales and result in existing policyholders withdrawing at greater rates. COVID-19 could have an adverse effect on our insurance business due to increased mortality and morbidity rates. The cost of reinsurance to us for these policies could increase, and we may encounter decreased availability of such reinsurance. If policyholder lapse and surrender rates or premium waivers significantly exceed our expectations, we may need to change our assumptions, models or reserves.

Our investment portfolio has been, and may continue to be, adversely affected by the COVID-19 pandemic. Declines in equity markets and interest rates, reduced liquidity or a continued slowdown in the U.S. or in global economic conditions may also adversely affect the values and cash flows of these investments. Our investments in mortgages and commercial mortgage-backed securities have been, and could continue to be, negatively affected by delays or failures of borrowers to make payments of principal and interest when due. In some jurisdictions, local governments have imposed delays or moratoriums on many forms of enforcement actions. Market volatility in 2020 also caused significant increases in credit spreads, and any continued volatility may increase our borrowing costs and decrease product fee income. Further, severe market volatility may leave us unable to react to market events in a prudent manner consistent with our historical investment practices.

Cybersecurity risks and catastrophic events

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyber-attacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even if our workforce and employees of our service providers and/or third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transactions. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the

40

underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner’s interest in the separate accounts, nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under RIA, or the distribution of group annuity contract interests under RIA.

Financial statements

The financial statements of Separate Accounts 3, 4, 10, and 66, as well as the consolidated financial statements of the Company, are in the SAI. The financial statements of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-967-4560.

About the trustee

As trustee, Benefit Trust Company serves as a party to the group annuity contracts. It has no responsibility for the administration of RIA or for any distributions or duties under the group annuity contracts.

Reports we provide and available information

We send the employer a report each quarter that shows transactions in the investment options during the quarter for the employer plan, the number of units in the Funds credited to the employer plan, the unit values and the balances in all of the investment options as of the end of the quarter. The employer automatically receives a confirmation notice following the processing of a financial investment option transaction.

The employer will also receive an annual report and a semiannual report containing financial statements of the Funds and a list of the Funds’ or Trust’s portfolio securities.

The registration statement, including this prospectus and the SAI, can be obtained from the SEC’s website at www.sec.gov.

Acceptance and responsibilities

The employer or plan sponsor, as the case may be, was solely responsible for determining whether RIA is a suitable funding vehicle and entered into a participation or installation agreement with us.

Our duties and responsibilities are limited to those described in this prospectus. Except as explicitly set forth in the PRS program, we do not provide administrative services in connection with an employer plan. In addition, no financial professional or firm operated by a financial professional is authorized to solicit or agree to perform plan administrative services in his capacity as a financial professional. If an employer or trustee engages a financial professional to provide administrative support services to an employer plan, the employer or trustee engages that financial professional as its representative rather than the Company’s. We are not liable to any employer, trustee or employer plan for any damages arising from or in connection with any plan administration services performed or agreed to be performed by a financial professional.

About registered units

This prospectus relates to our offering of units of interest in the Funds that are registered under the 1933 Act. Financial data and other information contained in this prospectus may refer to such “registered units,” as offered in the RIA program. We also offer units under RIA to retirement plans maintained by corporations or governmental entities (collectively, “corporate plans”). However, because of an exemption under the 1933 Act, these corporate plan units are not registered under the 1933 Act or covered by this prospectus.

Assignment and creditors’ claims

Employers and plan participants cannot assign, sell, alienate, discount or pledge as collateral for a loan or other obligation to any party the employer plan balances and rights under RIA, except to the extent allowed by law for a QDRO as that term is defined in the Code. (This reference to a loan does not apply to a loan under RIA.) Proceeds we pay under our contracts cannot be assigned or encumbered by the payee. We will pay all proceeds under our contracts free from the claims of creditors to the extent allowed by law.

Distribution of the contracts

The contracts are distributed by Equitable Advisors. Equitable Advisors serves as a principal underwriter of Separate Accounts 3, 4, 10 and 66. The offering of the contracts is intended to be continuous.

Equitable Advisors is an affiliate of the Company. Equitable Advisors is under the common control of Equitable Holdings, Inc. Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. It is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Equitable Advisors is also a distributor for other life and annuity products. As of July 9, 2003 the RIA contract is no longer offered as a funding vehicle to new employer plans; however, we continue to support existing RIA contracts, and new participants may continue to be enrolled under existing RIA plans.

The Company pays compensation to Equitable Advisors based on contracts sold. The Company may also make additional payments to Equitable Advisors. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

41

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to Equitable Advisors are imposed as separate fees or charges under your contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see “Fee table” and “Charges and expenses” earlier in this prospectus.

Equitable Advisors Compensation.  The Company pays compensation to Equitable Advisors based on contributions made on the contracts sold through Equitable Advisors (“contribution-based compensation”). The contribution-based compensation will generally not exceed 6.0% of total contributions. Equitable Advisors, in turn, may pay a portion of the contribution-based compensation received from the Company to the Equitable Advisors financial professional servicing the contract. The compensation paid by Equitable Advisors varies among financial professionals. Equitable Advisors also pays a portion of the compensation it receives to its managerial personnel. Equitable Advisors financial professionals and managerial personnel may also receive other types of compensation including service fees, expense allowance payments and health and retirement benefits. Equitable Advisors also pays its financial professionals, managerial personnel sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sales of both the Company contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

Differential compensation.  In an effort to promote the sale of the Company’s products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of our contract than it pays for the sale of a contract or other financial product issued by a company other than us. Equitable Advisors may pay different compensation on the sale of the same product, based on such factors as distribution, group or sponsored arrangements, or based on older or newer versions, or series, of the same contract. We also pay different levels of compensation based on different contract types. This practice is known as providing “differential compensation.” Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company’s contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company’s contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as “overrides.” For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company’s contracts and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend our contract over a contract or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Commissions and service fees we pay

Financial professionals who assisted in establishing employer plans in RIA and who are providing necessary services (not including record-keeping services) are entitled to receive commissions and service fees from us as stated above. Such commissions and fees are not in addition to the fees and charges we describe in “Charges and expenses” earlier in this prospectus. Any service fees we pay to financial professionals are contingent upon their providing service satisfactory to us. While the charges and expenses that we receive from a RIA employer plan initially may be less than the commissions and service fees we pay to financial professionals, we expect that over time those charges and expenses we collect will be adequate to cover all of our expenses.

Certain retirement plans that use RIA may allow employer plan assets to be used in part to buy life insurance policies rather than applying all of the contributions to RIA. Financial professionals will receive commissions on any such insurance policies at standard rates. These commissions are subject to regulation by state law and are at rates higher than those applicable to commissions payable for placing an employer plan under RIA.

42

Appendix I: Condensed financial information

These selected per unit data and ratios for the years ended December 31, 2011 through 2020 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of the Company are contained in the SAI. Information is provided for the period that each Fund has been available under RIA, but not longer than ten years.

Separate Account No. 10 — Pooled (AllianceBernstein Balanced Fund)

Income, Expenses and Capital Changes Per Registered Unit Outstanding During the Periods Indicated and Other Supplementary Data (Note E)

	Year Ended December 31,

	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Income	$8.54	$9.77	$9.54	$8.22	$8.22	$7.39	$7.89	$6.55	$6.55	$6.27

Expenses (Note B)	(3.55)	(2.35)	(2.30)	(2.10)	(2.04)	(1.81)	(1.76)	(1.84)	(1.60)	(1.31)

Net investment income	4.99	7.42	7.24	6.12	6.18	5.58	6.13	4.71	4.95	4.96
Net realized and unrealized gain (loss) on investments (Note C)	50.05	55.47	(23.20)	36.93	14.01	(5.40)	6.23	33.99	23.05	(6.02)

Net increase (decrease) in unit value	55.04	62.89	(15.96)	43.05	20.19	0.18	12.36	38.70	28.00	(1.06)

AllianceBernstein Balanced Fund unit value (Note A):

Beginning of Period	403.81	340.92	356.88	313.83	293.64	293.46	281.10	242.40	214.40	215.46

End of Period	$458.85	$403.81	$340.92	$356.88	$313.83	$293.64	$293.46	$281.10	$242.40	$214.40

Ratio of expenses to average net assets (Note B)	0.86%	0.62%	0.64%	0.63%	0.67%	0.63%	0.61%	0.71%	0.71%	0.63%

Ratio of net investment income to average net assets	1.22%	1.98%	2.02%	1.82%	2.04%	1.87%	2.11%	1.80%	2.19%	2.25%

Number of units outstanding at end of period	503	508	553	566	593	639	1,171	1,214	1,221	1,416
Portfolio turnover rate (Note D)	86%	64%	146%	128%	113%	143%	111%	111%	94%	84%

See Notes following tables.

I-1

Separate Account No. 4 — Pooled (AllianceBernstein Common Stock Fund)

Income, Expenses and Capital Changes Per Registered Unit Outstanding During the Periods Indicated and Other Supplementary Data (Note E)

	Year Ended December 31,

	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Income	$33.30	$33.01	$34.16	$28.42	$26.56	$24.97	$22.90	$19.56	$17.96	$13.24

Expenses (Note B)	(5.30)	(4.45)	(3.96)	(3.24)	(2.98)	(2.45)	(2.00)	(2.25)	(1.07)	(1.38)

Net investment income (loss)	28.00	28.56	30.20	25.18	23.58	22.52	20.90	17.31	16.89	11.86
Net realized and unrealized gain (loss) on investments (Note C)	1,094.95	751.48	(69.90)	484.34	85.87	62.37	150.13	314.47	119.78	17.85

Net increase (decrease) in unit value	1,122.95	780.04	(39.70)	509.52	109.45	84.89	171.03	331.78	136.67	29.71

AllianceBernstein Common Stock Fund unit value (Note A):

Beginning of Period	2,945.37	2,165.33	2,205.03	1,695.51	1,586.06	1,501.17	1,330.14	998.36	861.69	831.98

End of Period	$4,068.32	$2,945.37	$2,165.33	$2,205.03	$1,695.51	$1,586.06	$1,501.17	$1,330.14	$998.36	$861.69

Ratio of expenses to average net assets (Note B)	0.16%	0.17%	0.17%	0.17%	0.18%	0.16%	0.14%	0.20%	0.11%	0.16%

Ratio of net investment income to average net assets	0.85%	1.10%	1.29%	1.29%	1.46%	1.45%	1.49%	1.52%	1.77%	1.37%

Number of units outstanding at end of period	186	189	222	229	261	264	414	479	709	780
Portfolio turnover rate (Note D)	24%	17%	15%	15%	16%	19%	16%	17%	21%	19%

See Notes following tables.

I-2

Separate Account No. 3 — Pooled (AllianceBernstein Mid Cap Growth Fund)

Income, Expenses and Capital Changes Per Registered Unit Outstanding During the Periods Indicated and Other Supplementary Data (Notes E & F)

	Year Ended December 31,

	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Income	$0.24	$0.26	$0.32	$0.21	$0.31	$0.23	$0.27	$0.18	$0.16	$0.29

Expenses (Note B)	(0.56)	(0.45)	(0.39)	(0.32)	(0.26)	(0.26)	(0.27)	(0.24)	(0.20)	(0.18)

Net investment income (loss)	(0.32)	(0.19)	(0.07)	(0.11)	0.05	(0.03)	0.00	(0.06)	(0.04)	0.11
Net realized and unrealized gain (loss) on investments (Note C)	40.24	23.88	2.88	17.10	(0.69)	0.62	1.07	12.77	4.51	0.75

Net increase (decrease) in unit value	39.92	23.69	2.81	16.99	(0.64)	0.59	1.07	12.71	4.47	0.86

AllianceBernstein Mid Cap Growth Fund unit value (Note A):

Beginning of Period	95.25	71.56	68.75	51.76	52.40	51.81	50.74	38.03	33.56	32.70

End of Period	$135.17	$95.25	$71.56	$68.75	$51.76	$52.40	$51.81	$50.74	$38.03	$33.56

Ratio of expenses to average net assets (Note B)	0.52%	0.50%	0.52%	0.52%	0.52%	0.53%	0.53%	0.55%	0.54%	0.58%

Ratio of net investment income (loss) to average net assets	(0.30)%	(0.22)%	(0.10)%	(0.18)%	0.10%	(0.09)%	0.00%	(0.14)%	(0.11)%	0.30%

Number of units outstanding at end of period	3,104	3,134	3,421	3,455	3,648	3,687	7,656	7,694	9,931	10,416
Portfolio turnover rate (Note D)	52%	43%	65%	60%	79%	79%	116%	137%	131%	137%

See Notes following tables.

Notes:

A.

The values for a registered AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund unit on January 23, 1985, April 8, 1985 and July 7, 1986, the first date on which payments were allocated to purchase registered units in each Fund, were $28.07, $84.15 and $44.82, respectively.

B.

Certain expenses under RIA are borne directly by employer plans participating in RIA. Accordingly, those charges and fees discussed in “Charges and expenses” earlier in this prospectus, are not included above and did not affect the Fund unit values. Those charges and fees are recovered by the Company through an appropriate reduction in the number of units credited to each employer plan participating in the Fund unless the charges and fees are billed directly to and paid by the employer. The dollar amount recovered is included under the caption “From Contractowner Transactions” as administrative fees and asset management fees in the Statement of Changes in Net Assets for each Fund, which appear in the Financial Statements in the SAI.

As of June 1, 1994, the annual investment management and financial accounting fee is deducted from the assets of the AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund and is reflected in the computation of their unit values.

C.	See Note 2 to Financial Statements of Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 (Pooled) which appear in the SAI.
D.

The portfolio turnover rate excludes all short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less. The rate stated is the annual turnover rate for the entire Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled).

E.

Income, expenses, gains and losses shown above pertain only to employer plans’ accumulations attributable to RIA registered units. Other plans and trusts also participate in Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and may have operating results and other supplementary data different from those shown above.

F.

Per unit data and shares outstanding for the years ended 2011 to 2018 for Separate Account No. 3 (Pooled) have been adjusted to reflect the impact of the 10 for 1 share split that occurred on April 15, 2019.

I-3

Separate Account No. 66 (Pooled) Unit Values and Number of Registered Units Outstanding

	For the year ended December 31,
	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
1290 VT Small Cap Value
Unit value	—	—	—	—	—	—	—	—	—	$15.52
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
1290 VT Socially Responsible
Unit value	$89.31	$104.26	$140.06	$159.12	$159.88	$175.79	$211.66	$202.41	$263.66	$316.29
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
EQ/AB Small Cap Growth
Unit value	$222.92	$257.54	$355.67	$368.20	$357.31	$402.06	$492.95	$453.90	$579.80	$788.49
Number of units outstanding	123	136	25	25	—	—	—	—	—	—
EQ/BlackRock Basic Value Equity
Unit value	$206.42	$234.57	$323.07	$354.42	$332.63	$392.39	$424.21	$390.21	$481.66	$495.22
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
EQ/Capital Group Research
Unit value	$138.61	$162.73	$214.43	$236.97	$241.50	$261.84	$328.44	$312.55	$415.32	$511.96
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
EQ/ClearBridge Large Cap Growth
Unit value	$119.67	$144.12	$200.43	$208.05	$210.69	$212.54	$266.94	$266.01	$351.14	$459.48
Number of units outstanding	2	—	—	1	—	—	—	—	—	—
EQ/Core Plus Bond
Unit value	$210.78	$221.90	$219.55	$224.68	$223.13	$229.55	$234.57	$233.27	$249.26	$286.17
Number of units outstanding	14	—	—	—	—	—	—	—	—	—
EQ/Equity 500 Index
Unit value	$355.04	$408.92	$537.51	$606.95	$611.49	$679.87	$822.53	$781.55	$1,020.82	$1,201.61
Number of units outstanding	160	11	11	11	9	9	9	8	8	8
EQ/Global Equity Managed Volatility
Unit value	$363.17	$424.84	$511.33	$519.96	$510.99	$533.87	$673.11	$591.26	$740.67	$846.43
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
EQ/Intermediate Government Bond
Unit value	$226.59	$228.69	$224.82	$228.15	$229.01	$229.93	$230.61	$232.41	$241.97	$252.26
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
EQ/International Core Managed Volatility
Unit value	$114.82	$133.55	$156.95	$147.16	$140.77	$141.07	$178.18	$151.65	$185.69	$201.42
Number of units outstanding	—	—	—	—	—	—	—	—	—	—

I-4

Separate Account No. 66 (Pooled) Unit Values and Number of Registered Units Outstanding  (continued)

	For the year ended December 31,
	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
EQ/International Equity Index
Unit value	$135.29	$157.22	$190.88	$177.62	$173.74	$177.46	$218.57	$185.32	$226.24	$234.79
Number of units outstanding	323	300	297	294	283	280	278	275	249	247
EQ/International Value Managed Volatility
Unit value	$123.27	$144.80	$172.79	$160.39	$155.32	$156.48	$193.05	$161.21	$197.73	$206.02
Number of units outstanding	18	9	9	9	2	1	—	—	—	—
EQ/JPMorgan Value Opportunities
Unit value	$133.25	$154.63	$209.97	$240.15	$234.67	$285.19	$335.72	$284.02	$362.21	$402.32
Number of units outstanding	39	—	—	—	—	—	—	—	—	—
EQ/Large Cap Core Managed Volatility
Unit value	$101.82	$117.08	$154.03	$171.93	$172.57	$189.53	$231.13	$216.28	$281.09	$326.84
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
EQ/Large Cap Growth Index
Unit value	$87.06	$99.88	$132.32	$148.52	$155.74	$165.63	$214.03	$209.19	$283.11	$388.72
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
EQ/Large Cap Growth Managed Volatility
Unit value	$136.68	$155.46	$210.47	$233.80	$243.24	$256.64	$331.62	$321.75	$430.24	$567.96
Number of units outstanding	64	63	62	61	53	53	51	50	49	49
EQ/Large Cap Value Managed Volatility
Unit value	$112.13	$129.92	$172.10	$193.15	$185.40	$213.80	$243.42	$219.27	$275.05	$290.67
Number of units outstanding	272	214	211	209	206	203	201	198	196	194
EQ/Mid Cap Index
Unit value	$128.40	$150.33	$199.30	$217.22	$211.01	$253.03	$292.21	$258.04	$323.53	$365.11
Number of units outstanding	—	—	—	—	—	—	—	—	—	—
EQ/Mid Cap Value Managed Volatility
Unit value	$175.78	$208.52	$277.49	$307.66	$296.77	$349.21	$392.24	$340.09	$430.51	$451.89
Number of units outstanding	7	7	6	6	1	1	—	—	—	—
EQ/Money Market
Unit value	$175.23	$175.14	$175.05	$174.97	$174.88	$174.79	$175.40	$177.55	$180.15	$180.43
Number of units outstanding	14	1	1	1	1	1	—	1	1	1
EQ/Quality Bond PLUS
Unit value	$239.46	$245.70	$239.98	$246.83	$247.26	$250.04	$253.39	$253.57	$267.72	$283.57
Number of units outstanding	90	30	29	29	28	28	1	27	27	27
EQ/T. Rowe Price Growth Stock
Unit value	$9.45	$11.24	$15.50	$16.84	$18.56	$18.81	$25.09	$24.68	$32.36	$44.19
Number of units outstanding	130	116	114	113	20	19	—	—	—	—
Multimanager Technology
Unit value	$145.17	$164.66	$223.26	$253.51	$269.46	$293.56	$408.41	$417.78	$575.99	$882.81
Number of units outstanding	—	—	—	—	—	—	—	—	—	—

I-5

Statement of additional information

Page

The Company	2
Fund Information	2
General	2
Restrictions and requirements of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds	2
Certain investments of the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds	2
Portfolio holdings policy for the Pooled Separate Accounts	4
Brokerage fees and charges for securities transactions	4
Additional information about RIA	5
Loan provisions	5
Annuity benefits	6
Amount of fixed-annuity payments	6
Ongoing operations fee	6
Management for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and Equitable Financial Life Insurance Company	7
Funds	7
Portfolio managers’ information (AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund	7
Investment professional conflict of interest disclosure	11
Portfolio manager compensation	12
Distribution of the contracts	12
Custodian	12
Independent registered public accounting firm	12
Equitable Financial	13
Directors and Principal Officers	13
Separate Account Units of Interest Under Group Annuity Contracts	20
Financial statements index	21
Financial statements	FSA-1

Send this request form to receive a Statement of Additional Information

To:  Equitable-Retirement — RIA Service Office

P.O. Box 219489

Kansas City, MO 64121-9489

Please send me a Retirement Investment Account® SAI for May 1, 2021.

Name

Address
City	State	Zip

Client number

#874436

Retirement Investment Account®

Statement of additional information dated

May 1, 2021

This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for our Retirement Investment Account® (“RIA”), dated May 1, 2021 (“prospectus”), and any supplements.

Terms defined in the prospectus have the same meaning in the SAI unless the context otherwise requires.

You can obtain a copy of the prospectus, and any supplements to the prospectus, from us free of charge by writing or calling the RIA service office listed on the back of this SAI, or by contacting your financial professional. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104 and our telephone number is
(212) 554-1234.

The Company	2

Fund information	2

General	2

Restrictions and requirements of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds	2

Certain investments of the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds	2

Portfolio holdings policy for the Pooled Separate Accounts	4

Brokerage fees and charges for securities transactions	4

Additional information about RIA	5

Loan provisions	5

Annuity benefits	6

Amount of fixed-annuity payments	6

Ongoing operations fee	6

Management for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and Equitable Financial Life Insurance Company	7

Funds	7

Portfolio managers’ information (AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund)	7

Investment professional conflict of interest disclosure	11

Portfolio manager compensation	12

Distribution of the contracts	12

Custodian	12

Independent registered public accounting firm	12

Equitable Financial	13

Directors and Principal Officers	13

Separate Accounts Units of Interest Under Group Annuity Contracts	20

Financial statements index	21

Financial statements	FSA-1

Copyright 2021. Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, New York 10104.

All rights reserved. Retirement Investment Account® is a registered service mark of Equitable Financial Life Insurance Company.

#874436

The Company

We are Equitable Financial Life Insurance Company (the “Company”, “we”, ”our” and “us”) (until 2020, known as AXA Equitable Life Insurance Company), a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed under your contract.

Fund information

General

In our prospectus we discuss in more detail, among other things, the structure of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, their investment objectives and policies, including the types of portfolio securities that they may hold and levels of investment risks that may be involved, and investment management. We also summarize certain of these matters with respect to the Investment Funds and their corresponding portfolios. See “Investment options” in the prospectus.

Here we will discuss special restrictions, requirements and transaction expenses that apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and determination of the value of units for all Funds, including some historical information. You can find information about the investment objectives and policies, as well as restrictions, requirements and risks pertaining to the corresponding EQ Premier VIP Trust or EQ Advisors Trust portfolio in which the Investment Funds invest in the prospectus and SAI for each Trust.

Restrictions and requirements of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds

Neither the AllianceBernstein Common Stock Fund nor the AllianceBernstein Balanced Fund will make an investment in an industry if that investment would cause either Fund’s holding in that industry to exceed 25% of either Fund’s assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Balanced Fund and AllianceBernstein Common Stock Fund will not purchase or write puts or calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment restrictions apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. None of these Funds will:

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trade in foreign exchanges (however, the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio);

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trade in commodities or commodity contracts (except the AllianceBernstein Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

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purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ which is now a national stock market exchange;

•	make an investment in order to exercise control or management over a company;

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underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

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make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held as long as they are in short position;

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have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of a registered investment company’s outstanding voting securities. The Fund’s total holdings of registered investment company securities may not exceed 10% of the value of the Fund’s assets;

•	purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

•	make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

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invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable (the AllianceBernstein Common Stock Fund will not invest in restricted securities).

Certain investments of the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds

The following are brief descriptions of certain types of investments which may be made by the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds and certain risks and investment techniques.

Mortgage-related Securities.  The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass throughs, agency and nonagency CMO’s, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be

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guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or “GNMA”), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency’s obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a “PSPA”) under which, if the Federal Housing Finance Agency (“FHFA”) determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

Collateralized mortgage obligations. The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-through securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

Asset-backed securities. The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations. The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

Non-US Debt. The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

Zero coupon bonds. The AllianceBernstein Balanced Fund may invest in zero coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

Repurchase agreements. Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investment may be made in repurchase agreements pertaining to the marketable obligations, or marketable obligations guaranteed by the United States Government, its agencies or instrumentalities.

Debt securities subject to prepayment risks. Mortgage-related securities and certain collateralized mortgage obligations, asset-backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund usually is unable to accurately predict the rate at which prepayments will be made, which rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the Fund.

When-issued and delayed delivery securities. The AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund engages in when-issued or delayed delivery transactions, the Fund relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Fund may close out its position prior to the settlement date. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

Foreign currency forward contracts. The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

Hedging transactions. The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

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Portfolio holdings policy for the Pooled Separate Accounts

It is the policy of the Pooled Separate Accounts (the “Separate Accounts”) to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 30 days after the month end by calling 1-800-967-4560. The Company has established this procedure to provide prompt portfolio holdings information so that contractholders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, the Company may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient to maintain the confidentiality of the information including an obligation not to trade on non-public information. Neither the Company nor its investment adviser, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have ongoing arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, Capital Printing Systems, Inc., and RR Donnelley. Each of these arrangements provides for ongoing disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to the Company, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. Our investment officers will monitor and review any potential conflicts of interest between the contract holders/participants and the Company and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by the Company or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

Brokerage fees and charges for securities transactions

We discuss in the prospectus that AllianceBernstein is the investment manager of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. Subject to the broad supervisory authority of the committee, AllianceBernstein invests and reinvests the assets of these Funds in a manner consistent with the policies described in the prospectus. AllianceBernstein also performs portfolio selection and transaction services, including arranging the execution of portfolio transactions. AllianceBernstein is also an adviser for certain portfolios in EQ Advisors Trust and EQ Premier VIP Trust. Information on brokerage fees and charges for securities transactions for the Trusts’ portfolios is provided in the prospectus for each Trust.

The AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are charged for securities brokers commissions, transfer taxes and other fees and expenses relating to their operation. Transactions in equity securities for a Fund are executed primarily through brokers which receive a commission paid by the Fund. Brokers are selected by AllianceBernstein. AllianceBernstein seeks to obtain the best price and execution of all orders placed for the portfolio of the Funds, considering all the circumstances. If transactions are executed in the over-the-counter market AllianceBernstein will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein. Although these concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds, they are effected only when it is believed that to do so is in the best interest of the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the accounts or clients in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as “low touch” trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access (DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access

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to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

We try to choose only brokers which we believe will obtain the best prices and executions on securities transactions. Subject to this general requirement, we also consider the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors we use in evaluating research services include the diversity of sources used by the broker and the broker’s experience, analytical ability and professional stature.

The receipt of research services from brokers tends to reduce our expenses in managing the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. We take this into account when setting the expense charges. Brokers who provide research services may charge somewhat higher commissions than those who do not. However, we will select only brokers whose commissions we believe are reasonable in all the circumstances.

We periodically evaluate the services provided by brokers and prepare internal proposals for allocating among those various brokers business for all the accounts we manage or advise. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by us. Generally, we do not tell brokers that we will try to allocate a particular amount of business to them. We do occasionally let brokers know how their performance has been evaluated.

Research information that we obtain may be used in servicing all clients or accounts under our management, including our general account. Similarly, we will not necessarily use all research provided by a broker or dealer with which the Funds transact business in connection with those Funds.

Transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), we seek to obtain prompt execution in an effective manner at the best price. Subject to this general objective, we may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for clients or accounts we manage, we may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds’ portfolio transactions.

For the years ended December 31, 2020, 2019 2018, total brokerage commissions for Separate Account No. 10 — Pooled were $5,315, $4,932 and $8,837, respectively; for Separate Account No. 4 — Pooled were $1,784, $994 and $881, respectively; for Separate Account No. 3 — Pooled were $3,636, $4,979 and $5,333, respectively. For the fiscal year ended December 31, 2020, commissions of $3,604, $0 and $2,485 were paid to brokers providing research services to Separate Account No. 10 — Pooled, Separate Account No. 4 — Pooled and Separate Account No. 3 — Pooled, respectively, on portfolio transactions of $40,196,168, $62,989,251 and $30,269,308, respectively.

Additional information about RIA

Loan provisions

Loans to plan trustees on behalf of participants are permitted in our RIA program. It is the plan administrator’s responsibility to administer the loan program.

The following are important features of the RIA loan provision:

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We will only permit loans from the guaranteed interest option. If the amount requested to be borrowed plus the loan fee and loan reserve we discuss below is more than the amount available in the guaranteed interest option for the loan transaction, the employer can move the additional amounts necessary from one or more Funds to the guaranteed interest option.

•	The plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

•	Repayment of loan principal and interest can be made only to the guaranteed interest option. The employer must identify the portion of the repayment amount which is principal and which is interest.

•	Upon repayment of a loan amount, any repayment of loan principal and loan reserve (see below) taken from one or more Funds for loan purposes may be moved back to a Fund.

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We charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. The contingent withdrawal charge will be applied to any unpaid principal, as if the amount had been withdrawn on the day the principal payment was due. See “Charges and expenses” in the prospectus.

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The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances in all the investment options for a participant. Subject to the maximum loan amount permitted by the employer’s plan and the Code.

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On the date a loan is made, we create a loan reserve account in the guaranteed interest option in an amount equal to 10% of the loan amount. The 10% loan reserve is intended to cover (1) the ongoing operations fee applicable to amounts borrowed, (2) the possibility of our having to deduct applicable contingent withdrawal charges (see “Charges and expenses” in the prospectus) and (3) the deduction of any other withholdings, if required. The loan amount will not earn any interest under the contracts while the loan is outstanding. The amount of the loan reserve will continue to earn interest at the guaranteed interest option rate applicable for the employer plan.

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The ongoing operations fee will apply to the sum of the investment option balances (including the loan reserve) plus any unpaid loan principal. If the employer plan is terminated or any amount is withdrawn, or if any withdrawal from RIA results in the reduction of the 10% loan reserve amount in the guaranteed interest option, during the time a loan is outstanding, the contingent withdrawal charge will be applied to any principal loan balances outstanding as well as to any employer plan balances (including the loan reserve) in the investment options. See “Charges and expenses” in the prospectus.

Annuity benefits

Subject to the provisions of an employer plan, we have available under RIA the following forms of fixed annuities.

Due to legislation enacted at the end of 2019, certain annuity payment options may not be available depending on the beneficiary you designate.

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Life annuity: An annuity which guarantees a lifetime income to the retired employee-participant (“annuitant”) and ends with the last monthly payment before the annuitant’s death. There is no death benefit associated with this annuity form and it provides the highest monthly amount of any of the guaranteed life annuity forms. If this form of annuity is selected, it is possible that only one payment will be made if the annuitant dies after that payment.

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Life annuity — period certain: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies during a previously selected minimum payment period, continuation of payments to a designated beneficiary for the balance of the period subject to required minimum distribution rules. The minimum period is usually 5, 10, 15 or 20 years.

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Life annuity — refund certain: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies before the initial single premium has been recovered, payments will continue to a designated beneficiary until the single premium has been recovered subject to required minimum distribution rules. If no beneficiary survives the annuitant, the refund will be paid in one lump sum to the estate.

•	Period certain annuity: Instead of guaranteed lifetime income, this annuity form provides for payments to the annuitant over a specified period, usually 5, 10, 15 or 20 years, with payments continuing to the designated beneficiary for the balance of the period if the annuitant dies before the period expires subject to required minimum distribution rules.

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Qualified joint and survivor life annuity: This annuity form guarantees lifetime income to the annuitant, and, after the annuitant’s death, the continuation of income to the surviving spouse. Generally, unless a married annuitant elects otherwise with the written consent of his spouse, this will be the form of annuity payment. If this form of annuity is selected, it is possible that only one payment will be made if both the annuitant and the spouse die after that payment.

All of the forms outlined above (with the exception of qualified joint and survivor life annuity) are available as either Single or Joint life annuities. We offer other forms not outlined here. Your financial professional can provide details.

Amount of fixed-annuity payments

Our forms of a fixed annuity provide monthly payments of specified amounts. Fixed-annuity payments, once begun, will not change. The size of payments will depend on the form of annuity that is chosen, our annuity rate tables in effect when the first payment is made, and, in the case of a life income annuity, on the annuitant’s age. The tables in our contracts show monthly payments for each $1,000 of proceeds applied under an annuity. If our annuity rates in effect on the annuitant’s retirement date would yield a larger payment, those current rates will apply instead of the tables. Our annuity rate tables are designed to determine the amounts required for the annuity benefits elected and for administrative and investment expenses and mortality and expense risks. Under our contracts we can change the annuity rate tables every five years. Such changes would not affect annuity payments being made.

Ongoing operations fee

We determine the ongoing operations fee based on the combined net balances of an employer plan in all the investment options (including any outstanding loan balances) at the close of business on the last business day of each month. For employer plans that adopted RIA on or before February 9, 1986, we use the rate schedule set forth below, and apply it to the employer plan balances at the close of business on the last business day of the following month. For employer plans that adopted RIA after February 9, 1986 we use the rate schedule set forth in the prospectus. See “Charges and expenses” in the prospectus.

Combined balance of investment options		Monthly rate
First	$150,000	1/12 of 1.25%
Next	$350,000	1/12 of 1.00%
Next	$500,000	1/12 of 0.75%
Next	$1,500,000	1/12 of 0.50%
Over	$2,500,000	1/12 of 0.25%

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Management for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and Equitable Financial Life Insurance Company

Funds

In the Prospectus we give information about us, the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and how we, together with AllianceBernstein, provide investment management for the investments and operations of these Funds. See “More information” in the prospectus. The amounts of the investment management and financial accounting fees we received from employer plans participating through registered contracts in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 2020 were $1,039, $501 and $1,669 respectively; in 2019 were $1,018, $443 and $1,493 respectively; in 2018 were $1,007, $425 and $1,301 respectively.

Portfolio managers’ information (AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.

AllianceBernstein Balanced Fund, Separate Account No. 10 (“Fund”) AllianceBernstein L.P. (“Adviser”) Information as of December 31, 2020
(a)(1) Portfolio manager(s) of the Adviser named in the prospectus	(a)(2) For each person identified in column
(a)(1), the number of other accounts of
the Adviser managed by the person
within each category below and the total
assets in the accounts managed within
	each category below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
Michael Canter	22	9,597	26	3,875	107	10,809	—	—	—	—	3	604
Joshua Lisser	40	30,512	31	5,801	362	37,114	—	—	—	—	1	266
Ben Sklar	40	30,512	31	5,801	358	36,945	—	—	—	—	1	266
Janaki Rao	22	9,597	26	3,875	107	10,809	—	—	—	—	3	604
Judith DeVivo	40	30,512	31	5,801	362	37,114	—	—	—	—	1	266

Note: $MM means millions

For a description of any material conflicts, please see “Investment professional conflict of interest” later in the SAI.

For compensation information, please see “AllianceBernstein’s compensation program” later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Joshua Lisser	X
Michael Canter	X
Judith A. DeVivo	X
Ben Sklar	X
Janaki Rao	X

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Joshua Lisser, Michael Canter, Judith A. DeVivo, Ben Sklar and Janaki Rao have no ownership shares to report.

AllianceBernstein Balanced Fund, Separate Account No. 10 (“Fund”) is managed by the following team members:

Joshua Lisser — Head — Index Strategies

Joshua Lisser is Head of the Index Strategies team and a member of the Multi-Asset Services investment team. He joined AB in 1992 as a portfolio manager in the Index Strategies Group and developed various services, including equity factor strategies, risk-controlled equity strategies and derivative-based risk overlay services. Prior to that, Lisser was with Equitable Capital Management, specializing in derivative investment strategies. He holds a BA from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University. Location: New York

Shawn Keegan — Portfolio Manager — Credit

Shawn Keegan is a Senior Vice President and a member of the Credit portfolio-management team, focusing on US and global portfolios. He is also a member of both the US Multi-Sector and the Canada Fixed Income portfolio-management teams, where he specializes in credit. Keegan first joined AB in 1997 as a portfolio assistant. He then spent a year at Aladdin Capital as a trader before rejoining the firm in 2001 as part of the US Multi-Sector team. Keegan holds a BS in finance from Siena College. Location: New York

Judith A. DeVivo — Senior Portfolio Manager — Index Strategies

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined AB in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York

Michael S. Canter — Director — US Multi-Sector and Securitized Assets

Michael Canter is a Senior Vice President and Director of US Multi-Sector and Securitized Assets at AllianceBernstein (AB). He is also the Chief Investment Officer of AB’s Securitized Assets Fund and the former CIO of the Recovery Asset Fund (ABRA-S) and the Legacy Securities (PPIP) Fund. In addition, Canter is Head of the Securitized Assets Research Group, which is responsible for the firm’s investments in agency mortgage-backed securities (MBS), credit risk–transfer securities (CRT), non-agency residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities (ABS). He has particularly extensive expertise in residential mortgage credit. Canter has been called upon to give expert testimony to the US Senate Committee on Banking, Housing, and Urban Affairs in 2013 and the US House of Representatives Subcommittee on Housing and Insurance in 2017, on how US housing policy should be structured going forward. Prior to joining the firm, he was the president of ACE Principal Finance, a division of ACE Limited (now Chubb). There, Canter managed portfolios of credit default swaps, ABS, MBS and collateralized debt obligations. He is currently a board member of the Association of Mortgage Investors. Canter holds a BA in math and economics from Northwestern University and a PhD in finance from the Columbia University Graduate School of Business. Location: New York

Ben Sklar — Portfolio Manager — Index Strategies

Ben Sklar joined AB in 2006 as an associate portfolio manager in the Blend Strategies Team, managing global equity portfolios for institutional clients. He joined the Index Strategies team in 2009 as a Portfolio Manager, where he has focused on developing a suite of custom index, structured equity and systematic volatility-management strategies. He received a BA from Trinity College, Hartford, and a Masters of Business Administration in finance from New York University. Location: New York

Janaki Rao — Portfolio Manager and Head — Agency Mortgage-Backed Securities Research

Janaki Rao is a Senior Vice President, Portfolio Manager and Head of Agency Mortgage-Backed Securities Research, where he oversees agency mortgage-backed securities (MBS) research, including fundamental and relative-value research. He brings decades of experience to AB, with a focus on MBS and US interest-rate strategies. Before joining the firm, Rao spent seven years in the US Interest Rate Strategy Group at Morgan Stanley, where he was responsible for covering the agency MBS market, including publishing for the flagship weekly publication, and generating ad hoc reports on breaking news, in-depth analysis of emerging trends and product primers. He also engaged with policymakers on various issues related to housing finance. Prior to joining Morgan Stanley, Rao ran the advance pricing, debt and derivatives trading desk at the Federal Home Loan Bank of New York. He holds a BA in economics from Delhi University and an MBA in finance from the Zicklin School of Business at Baruch College. Location: New York

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AllianceBernstein Common Stock Fund, Separate Account No. 4 (“Fund”) AllianceBernstein L.P. (“Adviser”) Information as of December 31, 2020
(a)(1) Portfolio manager(s) of the Adviser named in the prospectus	(a)(2) For each person identified in column
(a)(1), the number of other accounts of
the Adviser managed by the person
within each category below and the total
assets in the accounts managed within
	each category below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
Judith A. DeVivo	40	30,421	31	5,801	362	37,114	—	—	—	—	1	266

Note: $MM means millions

For a description of any material conflicts, please see “Investment professional conflict of interest” later in the SAI.

For compensation information, please see “AllianceBernstein’s compensation program” later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Judith A. DeVivo	X

The management of and investment decisions for the Fund’s portfolio are made by AllianceBernstein’s US Passive Team, which is responsible for management of all of AllianceBernstein’s Passive accounts.

Judith A. DeVivo — Senior Portfolio Manager — Index Strategies

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined AB in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York

AllianceBernstein Mid Cap Growth Fund, Separate Account No. 3 (“Fund”) AllianceBernstein L.P. (“Adviser”) Information as of December 31, 2020
(a)(1) Portfolio manager(s) of the Adviser named in the prospectus	(a)(2) For each person identified in column
(a)(1), the number of other accounts of
the Adviser managed by the person within
each category below and the total assets
in the accounts managed within each
	category below						(a)(3) For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)	Number of Accounts	Total Assets ($MM)
John H. Fogarty	10	23,487	19	22,491	2,874	5,545	—	—	—	—	—	—

Note: $MM means millions

For a description of any material conflicts, please see “Investment professional conflict of interest” later in the SAI.

For compensation information, please see “AllianceBernstein’s compensation program” later in the SAI.

Ownership of Securities of the Company’s insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John H. Fogarty	X

9

The management of and investment decisions for the Fund’s portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm’s extensive internal research staff.

John H. Fogarty, CFA — Portfolio Manager — US Growth Equities

John H. Fogarty is a Senior Vice President and Portfolio Manager for US Growth Equities, a position he has held since 2009. He rejoined the firm in 2006 as a fundamental research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at AB in 1988, performing quantitative research, and joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995. He became a portfolio manager in 1997. Fogarty holds a BA in history from Columbia University and is a CFA charterholder. Location: New York

10

Investment professional conflict of interest disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

11

Portfolio manager compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The program is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)

Fixed base salary: The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)

Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/ her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Awards Plan (‘‘deferred awards’’): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units or deferred cash (the option to take an award in deferred cash is limited to a certain portion of the total award), vest over a four-year period. The awards are generally forfeited if the employee resigns to work for a competitor of AllianceBernstein.

Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan

The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Distribution of the contracts

Pursuant to a Distribution and Servicing Agreement between Equitable Advisors, the Company, and certain of the Company’s separate accounts, the Company paid Equitable Advisors a fee of $0 in 2020, $0 in 2019 and $0 in 2018, respectively. The Company paid Equitable Advisors as the distributor of certain contracts, including these contracts, and as the principal underwriter of several separate accounts $542,543,314 in 2020, $550,516,044 in 2019 and $525,064,725 in 2018. Of these amounts, Equitable Advisors retained $239,488,181, $243,138,196 and $242,921,348, respectively.

Custodian

JPMorgan Chase Bank, N.A. is the custodian for the shares of the Trusts owned by Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Trusts owned by Separate Account No. 66.

Independent registered public accounting firm

The (i) financial statements of Separate Account No. 10 (Pooled), Separate Account No. 4 (Pooled), and Separate Account No. 3 (Pooled) as of December 31, 2020 and for the year then ended, the (ii) financial statements of each of the variable investment options of Separate Account No. 66 as of December 31, 2020 and for each of the periods indicated therein, and the (iii) consolidated financial statements and financial statement schedules of Equitable Financial Life Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 incorporated in this SAI by reference to the filed Form N-VPFS have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company as permitted by the applicable SEC independence rules, and as disclosed in Equitable Financial Life Insurance Company’s Form 10-K. PricewaterhouseCoopers LLP’s address is 300 Madison Avenue, New York, New York 10017.

12

Equitable Financial

We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of Equitable Financial and/or its affiliates in various executive positions during the last five years.

Directors and Principal Officers

Name and Principal Business Address	Business Experience Within Past Five Years

Ramon de Oliveira Investment Audit Practice, LLC 580 Park Avenue New York, NY 10065

Ramon de Oliveira is currently the Managing Partner of the consulting firm Investment Audit Practice, LLC, based in New York.

Mr. de Oliveira has been a Director of Equitable Holdings, Inc. since April 2018 and Chairman of the Board since March 2019. He has been Chairman and a Director of Equitable Financial Life Insurance Company since March 2019; prior thereto, a Director from May 2011 to May 2018. Mr. de Oliveira has been Chairman and a Director of Equitable Financial Life Insurance Company of America since March 2019; prior thereto, he was a Director from May 2011 to May 2018. He was a Director of AXA Financial, Inc. from May 2011 to May 2018 and a Director of MONY Life Insurance Company from May 2011 to September 2013.

Mr. de Oliveira has been a member of AXA’s Board of Directors since April 2010, was a member of AXA’s Supervisory Board from April 2009 to April 2010 and is currently Chairman of AXA’s Finance Committee and a member of AXA’s Audit Committee. He is also currently Chairman of the Board of Directors of AllianceBernstein Corporation, where he serves as the Chairman of the Executive Committee, and a member of the Compensation and Workplace Practices Committee. In addition, Mr. de Oliveira previously served as Chairman of the Investment Committee of Fonds de Dotation du Louvre. Previously, he served as a Director of JP Morgan Suisse, American Century Company, Inc., SunGard Data Systems, The Hartford Insurance Company, Tattinger-Kobrand USA, Quilvest SA and JACCAR Holdings SA. Mr. de Oliveira also formerly served as a Trustee and Chairman of the Investment Committee of The Kauffman Foundation, a Member of the Investment Committee of The Red Cross and the Chairman of the Board of Friends of Education.

George Stansfield AXA 25, Avenue Matignon 75008 Paris, France

George Stansfield is currently Deputy Chief Executive Officer (since December 2017) and Group General Secretary of AXA in charge of Human Resources, Public Affairs, Legal, Compliance, GIE AXA, and AXA Liabilities Managers since July 2016. Mr. Stansfield joined AXA’s Group Legal Department in Paris in 1996. He was Head of Group Human Resources from 2010 to 2016 and Group General Counsel from 2004 to 2016. Prior to 2004, Mr. Stansfield was an attorney in the AXA Group Legal Department (1996-2004) and the legal department of Equitable Financial Life Insurance Company (1985-1996), where he was a corporate attorney specializing in merger and acquisition transactions involving financial institutions, securities law and general corporate matters.

Mr. Stansfield has been a Director of Equitable Holdings, Inc. since April 2018 and a Director of Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America since May 2017.

Mr. Stansfield has been a member of AXA Group’s Management Committee since July 2016. He is currently Chairman of the Supervisory Board of GIE AXA, AXA Liabilities Managers and Kamet and a Director or Member of the Management Committee of AXA Life Insurance Co., Ltd. (Japan) and AXA ASIA. In addition, Mr. Stansfield is a permanent repesentative of AXA to the board of AXA Millésimes Finance, Chàteau Petit Village, Chàteau Pichon Longueville, SCI de L’Arlot and Société Belle Hélène. He also serves as Chairman of the Management Committee of AXA Venture Partners and is a Trustee of American Library of Paris.

13

Directors and Principal Officers (continued)

Name and Principal Business Address	Business Experience Within Past Five Years

Daniel G. Kaye 767 Quail Run Inverness, IL 60067

Daniel (“Dan”) G. Kaye served as Interim Chief Financial Officer and Treasurer of HealthEast Care System from January 2013 to May 2014. Prior to joining HealthEast, Mr. Kaye spent 35 years with Ernst & Young LLP, from which he retired in 2012. Throughout his time at Ernst & Young, where he was an audit partner for 25 years, Mr. Kaye enjoyed a track record of increasing leadership and operational responsibilities, including serving as the New England Managing Partner and the Midwest Managing Partner of Assurance.

Mr. Kaye has been a Director of Equitable Holdings, Inc. since May 2018 and a Director of Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America since September 2015. He is currently a member of the Board of Directors of AllianceBernstein Corporation since May 2017, where he serves as a member of the Compensation and Workplace Practices Committee. He is also a member of the Board of Directors of CME Group, Inc., since May 2019 where he serves as a member of the Audit Committee. In addition, Mr. Kaye was a member of the Board of Directors of AXA Insurance Company from April 2017 to December 2018. He was a Director of AXA Financial, Inc. from September 2015 to May 2018.

He was a member of the Board of Ferrellgas Partners L.P. from August 2012 to November 2015, where he served on the Audit Committee and as Chairman of the Corporate Governance and Nominating Committee.

Mr. Kaye has previously served as a member of the Board of Catholic Charities Archdiocese of Boston, Greater Boston Chamber of Commerce, Junior Achievement of Northern New England, United Way of Massachusetts Bay and United Way of Metropolitan Chicago.

Francis Hondal Mastercard 801 Brickell Avenue, Suite 1300 Miami, FL 33131

Francis Hondal is currently President, Loyalty and Engagement of Mastercard Inc. since 2018. She is a Member of the Dean’s Council advisory board at the Florida International University College of Business.

Ms. Hondal is currently a Director of Equitable Holdings, Inc., Equitable Financial Life Insurance Company and Equitable Life Insurance Company of America.

Ms. Hondal joined Mastercard Inc. in 2011 as Group Executive, Global Products and Solutions, LAC. From 2015 to 2017, she was Executive Vice President, Global Credit and Global Loyalty Solutions. In 2017 she was Executive Vice President of Loyalty, Marketing and Digital Services. Ms. Hondal was previously Founder, International Business Development and Marketing Consultancy at Increventi Corporation from 2009 to 2011. Prior to Increventi Corporation, she was Vice President and General Manager, International Insurance Services, LAC and Canada at American Express from 2006 to 2009; prior thereto, Vice President and General Manager, International Consumer Services Marketing, LAC from 1998 to 2006; prior thereto, Chief Financial Officer, LAC from 1988 to 1992. Ms. Hondal began her career as Corporate Banking Officer at Barnett Bank of Florida from 1988 to 1992.

Joan Lamm-Tennant 10 Madison Square West 1107 Broadway, Apt. 10G New York, NY 10010

Joan Lamm-Tennant is currently the founder and Chief Executive Officer of Blue Marble Microinsurance since 2015. She also serves on the Board of Directors of Ambac Financial Group, Inc., Hamilton Insurance Group, Ltd. and Element Fleet Management Corp.

Ms. Lamm-Tennant is currently a Director and Member of the Audit Committee of Equitable Holdings, Inc., Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America since January 2020. Ms. Lamm-Tennant also serves as a member of Finance and Risk Committee of Equitable Holdings, Inc.

Ms. Lamm-Tennant previously served as a member of the Board of Directors of Selective Insurance Group, Inc. from 1993 to 2015, Ivans, Inc. from 2004 to 2013, Focus Trust Fund from 1995 to 1998, and Turner Investment Advisors from 1996 to 1997.

Ms. Lamm-Tennant was previously Adjunct Professor, International Business at The Wharton School of the University of Pennsylvania from 2006 to 2015. Prior to The Wharton School, she was concurrently Head, Enterprise Risk Management and Advisor to the Chief Risk Officer at Marsh & McLennan Companies, Inc. from 2009 to 2015; prior thereto, Global Chief Economist and Risk Strategist, Guy Carpenter from 2007 to 2015. Ms. Lamm-Tennant was previously Senior Vice President and President, General Re Capital Consultants at General Reinsurance Corporation from 1999 to 2007; prior thereto, Vice President from 1997 to 1999.

14

Directors and Principal Officers (continued)

Name and Principal Business Address	Business Experience Within Past Five Years

Kristi A. Matus 47-C Dana Road Boxford, MA 01921

Kristi A. Matus joined Buckle as Chief Financial Officer and Chief Operating Officer in October 2020. Before that, she served as the Executive Vice President and Chief Financial & Administrative Officer at athenahealth, Inc. from July 2014 to May 2016. In addition to all finance, risk management, compliance, and audit functions, she was responsible for investor relations, human capital management, real estate, and internally facing information technology.

Before joining athenahealth, Ms. Matus served as Executive Vice President of Government Services at Aetna, Inc. from February 2012 to July 2013. Prior to Aetna, she held several senior leadership roles at United Services Automobile Association, including Executive Vice President and Chief Financial Officer from 2008 to 2012. Ms. Matus also served as President of USAA’s life insurance and investment management companies. She began her career at the Aid Association for Lutherans where she held various financial and operational roles for over a decade.

Ms. Matus is a member of the Board of Tru Optik Data Corp. since May 2013 and serves as the Chair of the Compensation Committee. She is a member of the Board of Cerence, Inc. effective October 1, 2019, serving as the Chair of the Audit Committee; and a member of the Board of Nextech Systems since June 2019 and serving as Chair of the Audit Committee. She is a former member of the Board of Concordia Plan Services and a former member of the Board of Jordan Health Services, Inc. She was also an Executive Advisor for Thomas H. Lee Partners L.P from October 2017 to October 2020.

Ms. Matus has been a Director of Equitable Holdings, Inc. since March 2019. She has been a Director of Equitable Financial Life Insurance Company since September 2015. Ms. Matus has been a Director of Equitable Financial Life Insurance Company of America since March 2019; prior thereto, she was a Director from September 2015 to May 2018. She was a Director of AXA Financial, Inc. from September 2015 to May 2018. She became a member of the Board of Directors of AllianceBernstein Corporation in July 2019, where she serves as Chair of the Compensation and Workplace Practices Committee and as Chair of the Corporate Governance Committee.

Bertram L. Scott 3601 Hampton Manor Drive Charlotte, NC 28226

Mr. Scott recently retired as Senior Vice President of population health management of Novant Health, Inc. from February 2015 to May 2019. He currently serves s 2019-21 Chairman of the American Heart Association. From November 2012 to December 2014, he served as President and Chief Executive Officer of Affinity Health Plan. Prior to joining Affinity, Mr. Scott served as President, U.S. Commercial of CIGNA Corporation from June 2010 to December 2011, with executive responsibilities for U.S. products, marketing, national accounts, underwriting and for regional, individual, select and senior segments. Prior to joining CIGNA, Mr. Scott served as Executive Vice President and Chief Institutional Development & Sales Officer at TIAA-CREF, a leading provider of retirement services in the academic, research, medical and cultural fields. Mr. Scott joined TIAA-CREF in 2000 as President of its life insurance business, and later served as the company’s Executive Vice President for product management and strategy implementation. He served as Executive Vice President of TIAA-CREF from 2000 to June 2010 and as President and Chief Executive Officer of TIAA-CREF Life Insurance Company from 2000 to 2007.

Mr. Scott began his career in 1975 with Prudential Insurance Company, where he held a number of health care and group insurance sales and marketing roles of increasing responsibility. In 1996, he became President and Chief Executive Officer of the Horizon/Mercy Health Plan, a joint Medicaid managed care program between Mercy Health Plan of Pennsylvania and Blue Cross/Blue Shield of New Jersey.

Mr. Scott is a member of the Board of Directors of Becton, Dickinson and Company, where he serves on the Audit Committee (Chair). He is also a member of the Board of Directors of Lowe’s Companies, Inc., where he serves on the Audit Committee (Chair) and Governance Committees. In addition, Mr. Scott is a member of the Board of Directors of Tufts Health Plan.

Mr. Scott has been a Director of Equitable Holdings, Inc. since March 2019. He has been a Director of Equitable Financial Life Insurance Company since March 2019; prior thereto, he was a Director from May 2012 to May 2018. Mr. Scott has been a Director of Equitable Financial Life Insurance Company of America since March 2019; prior thereto, he was Director from May 2012 to May 2018. He is also a director of AllianceBernstein Corporation since September 2020. He was a Director of AXA Financial, Inc. from May 2012 to May 2018 and was a Director of MONY Life Insurance Company from May 2012 to September 2013.

15

Directors and Principal Officers (continued)

Name and Principal Business Address	Business Experience Within Past Five Years

Charles G.T. Stonehill Founding Partner Green & Blue Advisors 285 Central Park West New York, NY 10024

Mr. Stonehill is Founding Partner of Green & Blue Advisors LLC. He also serves as non-executive Vice Chairman of the Board of Directors of Julius Baer Group Ltd., a Member of the Supervisory Board of Deutsche Boerse AG (since May 2019) and as a non-executive Director of PlayMagnus A/S in Oslo (the company which represents the World Chess champion Magnus Carlsen’s online, digital and business interests).

Mr. Stonehill served as a non-executive Director of CommonBond LLC, a marketplace lender originating student loans from 2015 until September 2020. He has been a Director of Bank Julius Baer & Co. Ltd. and Julius Baer Group Ltd. since 2006 and 2009, respectively, where he is also currently Vice Chairman, Chair of the Nomination Committee and serves on the Governance & Risk Committee. He served as an Independent Director of The London Metal Exchange Limited from 2005 until 2009. He has represented as a Board Member many financial services companies, including as an independent Director of GAM Holding AG, the LCH Group Ltd. (LCH Clearnet), and of Lazard & Co., Limited, among other companies. He is a Governor of the Harrow School in the United Kingdom.

Mr. Stonehill has been a Director of Equitable Holdings, Inc. since April 2018 and a Director of Equitable Financial Life Insurance Company since November 2017. He is a Director of Equitable Financial Life Insurance Company of America since March 2019; prior thereto, he was a Director from November 2017 to May 2018. He became a member of the Board of Directors of AllianceBernstein Corporation in March 2019, where he serves as Chair of the Audit and Risk Committee and a Member of the Corporate Governance Committee. Mr. Stonehill was a Director of AXA Financial, Inc. from November 2017 to May 2018.

Officers — Directors
Name and Principal Business	Address Business Experience Within Past Five Years

Mark Pearson

Mr. Pearson is Chief Executive Officer and President of Equitable Holdings and has been a director since January 2011. Mr. Pearson has been the Chief Executive Officer of Equitable since February 2011. Prior to his current role, Mr. Pearson served from 2008 to 2011 as the President and CEO of AXA Japan. He joined AXA in 1995 with the acquisition of National Mutual Holdings and was appointed Regional Chief Executive of AXA Asia Life in 2001. Before joining AXA, Mr. Pearson spent 20 years in the insurance sector, assuming senior management positions at Hill Samuel, Schroders, National Mutual Holdings and Friends Provident. Mr. Pearson holds several board positions within the Equitable Holdings family of companies, including Equitable, Equitable America and AllianceBernstein Corporation.

Mr. Pearson is a Fellow of the Association of Chartered Certified Accountants.

Other Officers
Name and Principal Business	Address Business Experience Within Past Five Years

Nicholas B. Lane	Nick Lane Senior Executive Vice President and Head of Retirement, Wealth Management & Protection Solutions of Equitable Holdings. Mr. Lane is currently President of Equitable Financial, leading the company’s Head of Retirement, Wealth Management & Protection Solution businesses and its Marketing and Digital functions. He is a member of the Equitable Holdings Management Committee. Mr. Lane has held many leadership roles in his nearly 15-year career with the company. Most recently, he served as CEO and President of AXA Japan. Prior to this, he was Senior Executive Director at Equitable Financial with responsibility across the firm’s commercial divisions. From July 2008 to February 2011, Mr. Lane served as the Head of AXA Global Strategy overseeing the company’s five-year strategic plan and M&A portfolio screenings across 60 countries. In addition, he oversaw AXA Group’s asset management business serving on the boards of AXA Investment Managers, AXA Private Equity and AXA Real Estate Management. Mr. Lane joined Equitable Financial in 2005 as the Senior Vice President of the Strategic Initiatives Group. Prior to joining Equitable Financial, Mr. Lane was a consultant for McKinsey & Company and a Captain in the United States Marine Corps. Mr. Lane has served as Chairman of the Insured Retirement Institute (IRI) and Director at the Life Insurance Marketing and Research Association (LIMRA). Mr. Lane was appointed a Director of AllianceBernstein in April of 2019.

16

Other Officers (continued)

Name and Principal Business	Address Business Experience Within Past Five Years

José Ramón González

José Ramón González is Chief Legal Officer and Corporate Secretary of Equitable Holdings, and a member of the company’s Management Committee. In this role, González leads the Law Department with responsibility for all legal, compliance, regulatory and governmental affairs.

Previously, Mr. González was Executive Vice President & General Counsel for CNA Insurance, serving as principal counsel to the Chief Executive Officer, senior management team and board of directors. He led the Law Department and was responsible for legal affairs, compliance, regulatory and government affairs, corporate secretary affairs, securities and litigation.

Prior to joining CNA, Mr. González was Chief Legal Officer and Corporate Secretary at QBE North America, and Group General Counsel and Corporate Secretary for Torus Insurance. He also held numerous leadership roles over the course of 12 years within the legal function of AIG. During his tenure, he played a leading role in the resolution of numerous significant regulatory matters.

Mr. González began practicing law in 1995 as a corporate associate at Weil, Gotshal & Manges.

With a longstanding commitment to the community, Mr. González has served on a number of not-for-profit boards of directors. He currently serves as Chair of the Board of Directors of LatinoJustice PRLDEF, and a member of the boards of The Bass Museum of Art and the Spain-U.S. Chamber of Commerce.

Mr. González holds a Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania and a Juris Doctor from the Columbia University School of Law.

Jeffrey J. Hurd	Jeffrey J. Hurd is Senior Executive Vice President and Chief Operating Officer of Equitable Holdings and a member of the company’s Management Committee. He has strategic oversight for the company’s Human Resources, Information Technology and Communications departments. Mr. Hurd also has responsibility for the company’s Transformation Office which encompasses key functional areas including operations, data and analytics, procurement and corporate real estate. Prior to joining Equitable Financial in January 2018, Mr. Hurd served as Executive Vice President and Chief Operating Officer at American International Group, Inc. (AIG). He amassed deep industry experience during his nearly 20-year tenure at AIG having served as the Chief Human Resources Officer, Chief Administrative Officer, Deputy General Counsel and Head of Asset Management Restructuring. In addition, he was the Chief Administrative Officer for AIG Investments and the interim CEO of AIG Global Real Estate. Mr. Hurd currently serves on the Board of Directors for AllianceBernstein. He previously has held a variety of board positions including as a director United Guaranty Corporation, a leading mortgage insurer, and the post-IPO board of AIA Group, a top insurance company in Southeast Asia. He began his career as an associate at Morgan, Lewis & Bockius.

Seth P. Bernstein	Mr. Bernstein has been Senior Executive Vice President and Head of Investment Management and Research of Equitable Holdings, Inc. since April 2018. He has been the President and Chief Executive Officer of AllianceBernstein Corporation since May 2017. Mr. Bernstein is also a director of AllianceBernstein Corporation. From 2014 to 2017, Mr. Bernstein was Managing Director and Global Head of Managed Solutions and Strategy at JPMorgan Asset Management. In this role, he was responsible for the management of all discretionary assets within the Private Banking client segment. From 2012 to 2014, Mr. Bernstein was Managing Director and Global Head of Asset Management Solutions for JPMorgan Chase & Co. Among other roles, Mr. Bernstein was Managing Director and Global Head of Fixed Income & Currency from 2002 to 2012. Previously, Mr. Bernstein served as Chief Financial Officer at JPMorgan Chase’s investment management and private banking division. He is a member of the Board of Managers of Haverford College.

17

Other Officers (continued)

Name and Principal Business	Address Business Experience Within Past Five Years

William Eckert

William Eckert is Chief Accounting Officer of Equitable Holdings, responsible for the company’s accounting, tax and central finance departments, and a member of the Operating Committee for Equitable.

Prior to joining the company, Mr. Eckert served as Senior Vice President, Corporate Controller and Principal Accounting Officer of Athene Holding Ltd. Previously, Mr. Eckert served as Corporate Controller at ProSight Specialty, and prior to that Chief Accounting Officer of Kohlberg Kravis Roberts & Co. He began his career with Deloitte & Touche LLP and held leadership roles at Selective Insurance Group, Inc. and Prudential Financial, Inc.

Aaron Sarfatti

Aaron Sarfatti is Chief Risk Officer of Equitable, responsible for the company’s enterprise risk management function. In this role, he ensures that the company’s disciplined approach to risk management helps drive business growth in a manner that delivers value for shareholders and customers. He is also a member of the Operating Committee for Equitable.

Previously, Mr. Sarfatti served as Managing Director and Head of Strategy for the company’s Life, Retirement and Wealth Management businesses.

Mr. Sarfatti has more than 15 years of experience working in financial services, life insurance, asset management and retail banking. Prior to joining Equitable, he served as a partner with global management consulting firm Oliver Wyman in its North American Insurance Practice. This included a four-year role as head of the firm’s New York office, where he led high profile firm engagements, including support of the NAIC’s reform of VA capital standards and of the industry in its engagement with the US Treasury regarding the design of appropriate systemic risk regulations for the life insurance sector.

Stephanie Withers	Stephanie Withers is the Chief Auditor of Equitable Holdings and a member of the Equitable Operating Committee. Stephanie leads the Internal Audit function providing insight on the effectiveness of governance, risk management and control processes across the company. She reports to the CEO of Equitable Holdings and the Audit Committee of the Board of Directors. Before joining Equitable Holdings, Stephanie was Chief Credit Review Officer at SunTrust Bank, where she led the Internal Audit function and held positions in the Credit Review, Audit Services and Treasury departments. She helped engineer the transformation of the Internal Audit function into a high stature valued business partner. Earlier in her career, Stephanie spent more than a decade at The Coca-Cola Company in a variety of leadership roles.

Robin M. Raju	Robin M. Raju is Head of Individual Retirement for Equitable and a member of the company’s Operating Committee. In this role he drives the strategy for the Individual Retirement business, including distribution, product, inforce portfolio, M&A, capital, hedging and strategic relationships. Mr. Raju was previously Business Area Chief Financial Officer for Equitable’s commercial businesses and Treasurer of Equitable Holdings, where he played a key role in managing the capital and financials that underpin Equitable’s business segments. He also led the company’s preparation for its successful IPO in May of 2018. Throughout his career, Mr. Raju has focused on strategic growth and efficiency leading to the creation of long-term value for customers. Since joining Equitable in 2004, he has held positions in the Office of the CEO, the Equitable Funds Management Group, and with Equitable Advisors Broker Dealer. He also spent three years at AXA Global Life and Savings at AXA S.A. headquarters in Paris. Prior to joining the company, Mr. Raju was a municipal bond broker. He serves on the board of AXA Strategic Ventures.

18

Other Officers (continued)

Name and Principal Business	Address Business Experience Within Past Five Years

Yun (“Julia”) Zhang	Senior Vice President and Treasurer, Equitable Holdings, Inc. (since May 2020), prior thereto, Vice President and Assistant Treasurer (from October 2014 to May 2020); Senior Vice President and Treasurer, Equitable America (since February 2019); prior thereto, Vice President and Assistant Treasurer Vice President and Assistant Treasurer, AXA Financial, Inc. (September 2017 to May 2018). Managing Director and Treasurer, Equitable Financial and Equitable Financial Services, LLC (since February 2019); formerly, Lead Director and Treasurer (September 2017 to February 2019), Equitable Financial and Equitable Financial Services, LLCV; Senior Vice President, Chief Financial Officer and Treasurer (since January 2018), EQ AZ Life Re Company. Director, Senior Vice President and Treasurer (since May 2015), 1740 Advisers, Inc. Treasurer (since July 2015), Separate Account 155, LLC. Treasurer (since October 2014), J.M.R. Realty Services, Inc. Assistant Treasurer (since November 2014), MONY Financial Resources of the Americas Limited. Vice President and Assistant Treasurer (since October 2014), MBT Ltd. Vice President and Assistant Treasurer (since October 2014), MONY International Holdings, LLC. Vice President, Chief Financial Officer and Treasurer (since January 2018), Equitable Structured Settlement Corp. since October 2014, Vice President and Treasurer, 1285 Holdings, LLC, 787 Holdings, LLC, Equitable Advisors, LLC, Corporate Solutions Life Reinsurance Company, Equitable Distribution Holding Corporation, Equitable Network of Puerto Rico, Inc., Equitable Network, LLC, CS Life RE Company, Equitable Casualty Insurance Company, Financial Marketing Agency, Inc., MONY Financial Services, Inc.and PlanConnect, LLC.

Steven M. Joenk

Steven M. Joenk is Chief Investment Officer at Equitable and a member of the company’s Operating Committee. He oversees the investment of Equitable’s $75+ billion general account portfolio and the development and implementation of the firm’s derivatives & hedging programs. He also serves as Trustee, Chairman of the Board, Chief Executive Officer and President of the Equitable Investment Management Group, LLC (Equitable IMG), a wholly owned subsidiary of Equitable. Equitable IMG manages over $100 billion in subadvised funds, which include variable insurance portfolios and mutual funds.

From 2004 to 2008, he served as Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a Director of 1740 Advisers, Inc., MONY Asset Management Inc.

Earlier in his career, Mr. Joenk held senior leadership positions at MeesPierson, Inc., Gabelli Funds, Inc. and Mitchell Hutchins Asset Management, a subsidiary of Paine Webber, Inc.

19

Retirement Investment Account®

SEPARATE ACCOUNTS UNITS OF INTEREST

UNDER GROUP ANNUITY CONTRACTS

Funds

Pooled Separate Accounts

•	AllianceBernstein Balanced, Separate Account No. 10 — Pooled

•	AllianceBernstein Common Stock, Separate Account No. 4 — Pooled

•	AllianceBernstein Mid Cap Growth, Separate Account No. 3 — Pooled

Separate Account No. 66

•	1290 VT Small Cap Value

•	1290 VT Socially Responsible

•	EQ/AB Small Cap Growth

•	EQ/Capital Group Research

•	EQ/ClearBridge Large Cap Growth

•	EQ/Core Plus Bond

•	EQ/Equity 500 Index

•	EQ/Global Equity Managed Volatility

•	EQ/Intermediate Government Bond

•	EQ/International Core Managed Volatility

•	EQ/International Equity Index

•	EQ/International Value Managed Volatility

•	EQ/JPMorgan Value Opportunities

•	EQ/Large Cap Core Managed Volatility

•	EQ/Large Cap Growth Index

•	EQ/Large Cap Growth Managed Volatility

•	EQ/Large Cap Value Managed Volatility

•	EQ/Mid Cap Index

•	EQ/Mid Cap Value Managed Volatility

•	EQ/Money Market

•	EQ/Quality Bond PLUS

•	EQ/T.Rowe Price Growth Stock

•	EQ/Value Equity

•	Multimanager Technology

OF

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

By phone:	By regular mail (correspondence and contribution checks):	By registered, certified, or overnight delivery (contribution checks only):
1-800-967-4560 (service consultants are available weekdays 9 a.m. to 5 p.m. Eastern time)	Equitable Financial Life Insurance Company-Retirement P.O. Box 219489 Kansas City, MO 64121-9489	Equitable Financial Life Insurance Company-Retirement 430 W. 7th Street STE 219489 Kansas City, MO 64105-1407

20

Financial statements index
Page
Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 (Pooled)	Report of Independent Registered Public Accounting Firm	FSA-1
Separate Account No. 10 (Pooled)	Statement of Assets and Liabilities, December 31, 2020	FSA-3
	Statement of Operations for the Year Ended December 31, 2020	FSA-4
	Statements of Changes in Net Assets for the Years Ended December 31, 2020 and 2019	FSA-5
	Portfolio of Investments, December 31, 2020	FSA-6
Separate Account No. 4 (Pooled)	Statement of Assets and Liabilities, December 31, 2020	FSA-16
	Statement of Operations for the Year Ended December 31, 2020	FSA-17
	Statements of Changes in Net Assets for the Years Ended December 31, 2020 and 2019	FSA-18
	Portfolio of Investments, December 31, 2020	FSA-19
Separate Account No. 3 (Pooled)	Statement of Assets and Liabilities, December 31, 2020	FSA-26
	Statements of Operations for the Year Ended December 31, 2020	FSA-27
	Statements of Changes in Net Assets for the Years Ended December 31, 2020 and 2019	FSA-28
	Portfolio of Investments, December 31, 2020	FSA-29
Separate Account No. 66 (Pooled)	Statements of Assets and Liabilities, December 31, 2020	FSA-31
	Statements of Operations for the Year Ended December 31, 2020	FSA-45
	Statements of Changes in Net Assets for the Years Ended December 31, 2020 and 2019	FSA-55
Separate Account 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 (Pooled)	Notes to Financial Statements	FSA-74
Equitable Financial Life Insurance Company	Reports of Independent Registered Public Accounting Firm	F-1
	Consolidated Balance Sheets as of December 31, 2020 and 2019	F-2
	Consolidated Statements of Earnings (Loss), Years Ended December 31, 2020, 2019 and 2018	F-3
	Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2020, 2019 and 2018	F-4
	Consolidated Statements of Equity, Years Ended December 31, 2020, 2019 and 2018	F-5
	Consolidated Statements of Cash Flows, Years Ended December 31, 2020, 2019 and 2018	F-6
	Notes to Consolidated Financial Statements	F-9
The financial statements of the Funds reflect fees, charges and other expenses of the Separate Accounts applicable to contracts under RIA as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.

21

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements included in Part B for both the Member Retirement Program contract and Retirement Investment Account contract, respectively:

The financial statements of Equitable Financial Life Insurance Company and Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 are included in each of the above contract's Statement of Additional Information, respectively.

(b)	Exhibits.

The following exhibits correspond to those required by paragraph(b) of item 24 as to exhibits in Form N-4:

1.	Board of Directors Resolutions.

Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of Separate Account Nos. 3, 4 and 10 and additional similar separate accounts, incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 2 to Registration No. 2-91983, filed on April 14, 1986.

2.	Custodial Agreements. Not Applicable.

3.	Underwriting Contracts.

(a)

Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors, LLC and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor’s Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

(a)(i)

Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

(a)(ii)

Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-7217) on Form N-1A filed on October 15, 2004.

(a)(iii)

Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

(a)(iv)

Amendment No. 4, dated May 1, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

(a)(v)

Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

(a)(vi)

Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

(a)(vii)

Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

(a)(viii)

Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

(a)(ix)

Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

(a)(x)

Amendment No. 10, dated January 15, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

(a)(xi)

Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

(a)(xii)

Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

(a)(xiii)

Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

(a)(xiv)

Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

(a)(xv)

Amendment No. 15, dated June 7, 2011, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

(a)(xvi)

Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC, dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2013.

(a)(b)(i)

Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

(a)(b)(ii)

Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(a)(b)(iii)

Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

(a)(b)(iv)

Amendment No.  3, dated as of April 4, 2014 (“Amendment No. 3”), to the Second Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

(a)(b)(v)

Amendment No.  4, dated as of June 1, 2014 (“Amendment No. 4”), to the Second Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

(a)(b)(vi)

Amendment No.  5, dated as of July 16, 2014 (“Amendment No. 5”), to the Second Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

(a)(b)(vii)

Amendment No. 6, dated as of April 30, 2015 (“Amendment No. 6”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 17, 2015.

(a)(b)(viii)

Amendment No.  7, dated as of December 21, 2015 (“Amendment No. 7”), to the Second Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on February 11, 2016.

(a)(b)(ix)

Amendment No.  8, dated as of December 9, 2016 (“Amendment No. 8”), to the Second Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on January 31, 2017.

(a)(b)(x)

Amendment No. 9 dated as of May 1, 2017 (“Amendment No. 9”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on April 28, 2017.

(a)(b)(xi)

Amendment No. 10 dated as of November 1, 2017 (“Amendment No. 10”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on October 27, 2017.

(a)(b)(xii)

Amendment No. 11 dated as of July 12, 2018 to the Second Amended and Restated Participation Agreement among EQ Advisor Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to Registration Statement on Form N-1a (File No. 333-17217) filed on July 31, 2018.

(a)(b)(xiii)

Amendment No. 12 dated as of December 6, 2018 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217), filed on April 26, 2019.

(a)(b)(xiv)

Amendment No. 13 dated July 16, 2020 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

(a)(b)(xv)

Amendment No. 14 dated February 1, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

(b)

Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 811-10509, 333-70754) on Form N-1A filed on December 10, 2001.

(b)(i)

Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

(b)(ii)

Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

(b)(iii)

Amendment No. 3, dated as of May 25, 2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

(b)(iv)

Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on July 22, 2013.

(b)(v)

Amendment No. 1 dated as of October  21, 2013, to the Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May  23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

(b)(vi)

Amendment No. 2, dated as of April  18, 2014 (“Amendment No. 2”) to the Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”) by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(b)(vii)

Amendment No. 3, dated as of July  8, 2014 (“Amendment No. 3”) to the Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”) by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(b)(viii)

Amendment No.  4, dated as of December 10, 2014 (“Amendment No. 4”), to the Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(b)(ix)

Amendment No.  5, dated as of September 26, 2015 (“Amendment No. 5”), to the Amended and Restated Participation Agreement, dated as of May  23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form 485 (b) (File No. 333-70754) filed on April 26, 2016.

(c)

Participation Agreement, dated as of April 25, 2002 among Vanguard Variable Insurance Fund, The Van Guard Group, Inc., Vanguard Marketing Corporation and The Equitable Life Assurance Society of the United States is incorporated herein by reference to Registration Statement File No. 333-142459 on Form N-3 filed on April 19, 2018.

(c)(i)

Form of Amendment to Participation Agreement, dated as of April 3, 2018, by and among Vanguard Variable Insurance Fund, The Van Guard Group, Inc., Vanguard Marketing Corporation and The Equitable Life Assurance Society of the United States is incorporated herein by reference to Registration Statement File No. 333-142459 on Form N-3 filed on April 19, 2018.

(d)

Sales Agreement, dated as of January  1, 1995, by and among Equico Securities, Inc. (now AXA Advisors, LLC), Equitable, Separate Account A, Separate Account No. 301 and Separate Account No. 51, incorporated by reference to Exhibit No.  3(d) to Registration Statement (File No. 2-74667) filed on August 3, 1998.

(e)

Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC, and its subsidiaries dated January 1, 2000, incorporated by reference to Exhibit No. 3(d) to Registration Statement (File No. 33-58950), filed on April 19, 2001.

(f)

Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000. Incorporated by reference to Exhibit No. 3(e) to Registration Statement (File No. 33-58950) filed on April 19, 2001.

(g)

General Agent Sales Agreement dated January  1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with this Registration Statement No. (File No. 2-30070) on April  19, 2004.

(g)(i)

First Amendment dated as of January  1, 2003 to General Agent Sales Agreement dated January  1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

(g)(ii)

Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

(g)(iii)

Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(g)(iv)

Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(g)(v)

Fifth Amendment dated as of November  1, 2006, to General Agent Sales Agreement dated as of January  1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No.  333-05593) filed on April 24, 2012.

(g)(vi)

Sixth Amendment dated as of February  15, 2008, to General Agent Sales Agreement dated as of January  1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(g)(vii)

Seventh Amendment dated as of February  15, 2008, to General Agent Sales Agreement dated as of January  1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed April 20, 2009.

(g)(viii)

Eighth Amendment dated as of November  1, 2008, to General Agent Sales Agreement dated as of January  1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2009.

(g)(ix)

Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(g)(x)

Tenth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(g)(xi)

Eleventh Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(g)(xii)

Twelfth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

(g)(xiii)

Thirteenth Amendment dated as of October 1, 2014 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-202147), filed on September 9, 2015.

(g)(xiv)

Fourteenth Amendment dated as of August 1, 2015 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

(g)(xv)

Sixteenth Amendment dated May 1, 2016 to the General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

(g)(xvi)

Seventeeth Amendment to General Agent Sales Agreement, dated as of August 1, 2016, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC, (“General Agent”) “) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(g)(xvii)

Eighteenth Amendment to General Agent Sales Agreement, dated as of March 1, 2017, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC (“General Agent”) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

(g)(xviii)

Nineteenth Amendment to General Agent Sales Agreement, dated January 1, 2020, by and between AXA Equitable Life Insurance Company and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2021.

(h)

Sales Agreement dated as of January 1, 1995 by and among Equico Securities, Inc. (now AXA Advisors, LLC), Equitable Separate Account A, Separate Account No. 301 and Separate Account No. 51, incorporated by reference to Registration Statement No. 33-91586 on Form N-4 of Registrant, filed April 26, 1995.

(i)

Administrative Services Agreement as of July 20, 2016 by and among AXA Equitable Life Insurance Company and 1290 Funds, incorporated herein by reference to Registration Statement No. 333-142459 on Form N-3 filed on April 19, 2018.

(i)(i)

Amendment No. 1 to the Administrative Services Agreement effective as of March 1, 2018 to the Administrative Services Agreement dated as of July 20, 2016 by and among AXA Equitable Life Insurance Company and 1290 Funds incorporated herein by reference to Registration Statement No. 333-142459 on Form N-3 filed on April 19, 2018.

4.	Contracts. (Including Riders and Endorsements)

(a)(1)

Group Annuity Contract AC 5000-83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated herein by reference to Exhibit 6(a)1 to Post-Effective Amendment No. 2 to Registration No. 2-91983 filed on April 14, 1986.

(a)(2)

Riders 1, 2, 3, 4, 5, 6 and 7 to Group Annuity Contract AC 5000-83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, as executed, incorporated herein by reference to Exhibit 6(a)2 to Post-Effective Amendment No. 4 to Registration No. 2-91983 filed on April 28, 1988.

(a)(3)

Form of Rider 8 to Group Annuity Contract AC 5000-83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated herein by reference to Exhibit 6(a)3 to Post-Effective Amendment No. 8 to Registration No. 2-91983, filed on February 25, 1992.

(a)(4)

Form of Rider 9 to Group Annuity Contract AC 5000-83T between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 4(a)4 to Registration Statement No. 33-76030, filed on March 3, 1994.

(b)(1)

Group Annuity Contract AC 5000-83E (No. 15,739) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, incorporated herein by reference to Exhibit 6(b)1 to Post-Effective Amendment No. 2 to Registration No. 2-91983, filed on April 14, 1986.

(b)(2)

Riders l, 2, 3, 4, 5, 6 and 7 to Group Annuity Contract AC 5000-83E (No. 15,739) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, as executed, incorporated herein by reference to Exhibit 6(b)2 to Post-Effective Amendment No. 2 to Registration No. 2-91983, filed on April 14, 1986.

(b)(3)

Form of Rider 8 to Group Annuity Contract AC 5000-83E (No. 15,739) between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated herein by reference to Exhibit 6(b)3 to Post-Effective Amendment No. 8 to Registration No. 2-91983, filed on February 25, 1992.

(b)(4)

Form of Rider 9 to Group Annuity Contract AC 5000-83E between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 4(b)4 to Registration Statement No. 33-76030, filed on March 3, 1994.

(c)(1)

Retirement Investment Account Master Retirement Trust effective as of January 1, 1979, incorporated herein by reference to Exhibit 6(c)1 to Post-Effective Amendment No. 2 to Registration No. 2-91983, filed on April 14, 1986.

(c)(2)

Amendment to the Retirement Investment Account Master Retirement Trust effective July 1, 1984, incorporated herein by reference to Exhibit 6(c)3 to Post-Effective Amendment No. 2 to Registration No. 2-9983, filed on April 14, 1986.

(c)(3)

Revised Retirement Investment Account Master Retirement Trust effective as of March 1, 1990, incorporated herein by reference to Exhibit 6(c)3 to Post-Effective Amendment No. 6 to Registration No. 2-91983, filed on April 27, 1990.

(c)(4)

Form of Restated Retirement Investment Account Master Retirement Trust as submitted to the Internal Revenue Service, incorporated herein by reference to Exhibit 6(c)4 to Post-Effective Amendment No. 8 to Registration No. 2-91983, filed on February 25, 1992.

(d)(1)

Exhibit 6(e) (Copy of Group Annuity Contract AC 6059, effective August 30, 1984, among the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

(d)(2)

Exhibit 6(f) (Form of Rider No. 1 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

(d)(3)

Exhibit 6(g) (Form of Rider No. 2 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

(d)(4)

Form of Rider No. 3 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

(d)(5)

Form of Rider No. 4 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-46995 on Form N-3 of Registrant, filed March 2, 1993.

(d)(6)

Form of Rider No.  5 to Group Annuity Contract No. AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Exhibit No.  4(f) to Registration Statement No. 333-26101 on Form N-4 of Registrant, filed on April 29, 1997.

(d)(7)

Rider 11 Attached to and made part of Group Annuity Contract No. AC 6059 between AXA Equitable Life Insurance Company (“AXA Equitable”) and Reliance Trust Company, As Trustee, Contract Holder (form No. APC 10-035-14), previously filed with this Registration Statement on Form N-4 (File No. 333-142456) on April 23, 2015.

(d)(8)	Membership Retirement Program GIO Rider (Form No. APC 10-36-15 AC 6059 Rider 12), incorporated herein by reference to the Registration Statement (File No. 333-142459) filed on April 21, 2016.

5.	Applications.

(a)

Retirement Investment Account Enrollment Forms - Including Participation and Enrollment Agreements, incorporated herein by reference to Exhibit 7(a) to Post-Effective Amendment No. 2 to Registration No. 2-91983, filed on April 14, 1986.

(b)(1)

Supplementary Agreement to Master Retirement Trust Participation Agreement, incorporated herein by reference to Exhibit 7(b)(1) to Post-Effective Amendment No. 2 to Registration No. 2-91983, filed on April 14, 1986.

(b)(2)

Supplementary Agreement B to Master Retirement Trust Participation Agreement (RIA Loans), incorporated herein by reference to Exhibit 7(b)(2) to Post-Effective Amendment No. 4 to Registration No. 2-91983, filed on April 28, 1988.

(b)(3)

Form of Supplementary Agreement A to Master Retirement Trust Participation Agreement (RIA Partial Funding), as amended, incorporated herein by reference to Exhibit 7(b)(3) to Post-Effective Amendment No. 4 to Registration No. 2-91983, filed on April 30, 1991.

(b)(4)

Form of Supplementary Agreement to Master Retirement Trust Participation Agreement (The Bond Account), incorporated herein by reference to Exhibit 7(b)(4) to Post-Effective Amendment No. 8 to Registration No. 2-91983, filed on April 14, 1986.

(c)	Basic Installation Information Form, dated May, 1989, incorporated herein by reference to Exhibit 7(c) to Post-Effective Amendment No. 9 to Registration Statement No. 2-91983, filed on April 24, 1992.

(d)	RIA Installation Agreement, dated May, 1989, incorporated herein by reference to Exhibit 7(d) to Post-Effective Amendment No. 9 to Registration No. 2-91983, filed on April 24, 1992.

(e)

Form of Participation Agreement among EQ Advisors Trust, Equitable, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference to Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A to the Registration Statement of EQ Advisors Trust on Form N-1A (File Nos. 33-17217 and 811-07953), filed on January 15, 2004.

(f)

Exhibit 11(e)(2) (Form of Association Members Retirement Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(g)

Exhibit 11(j)(2) (Form of Association Members Retirement Trust, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(h)

Exhibit 11(k) (Copy of the Association Members Pooled Trust for Retirement Plans, as submitted to the Internal Revenue Service on March 3, 1987), incorporated by reference to Post-Effective Amendment No. 2 to Registration on Form S-1 of Registrant, filed April 2l, l987.

(i)

Exhibit 11(o) (Form of Association Members Defined Benefit Pension Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(j)

Form of First Amendment to the Pooled Trust for Association Members Retirement Plans of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

(k)

Form of First Amendment to the Association Members Retirement Plan of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

(l)

Form of Basic Plan Document (No. 1) for the Volume Submitter Plan as filed with the Internal Revenue Service in November 2003, incorporated herein by reference to Exhibit 7(m) to the Registration Statement (File No. 333-114882) on Form N-3 covering Separate Account 4, filed on April 27, 2004.

(m)

Membership Retirement Program Form of IRS Pre-Approved Defined Contribution Prototype Plan and Trust Basic Plan Document [DC-BPD #03] as filed with the Internal Revenue Service in April 2012, is incorporated herein by reference to the Registration Statement (File No. 333-142459) filed on April 21, 2016.

6.	Depositor’s Certificate of Incorporation And By-Laws.

(a)	Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

(a)(i)	Restated Charter of Equitable Financial Life Insurance Company incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-232418) filed on June 29, 2020.

(b)	By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

(b)(i)	By-Laws of Equitable Financial Life Insurance Company, as amended, June 15, 2020, incorporated hereby by reference to Registration Statement on Form N-6 (File 333-232418), filed on June 29, 2020.

(b)(ii)

Amended and Restated By-Laws of Equitable Financial Life Insurance Company dated September 23, 2020, incorporated herein by reference to Registration Statement on Form N-4 (file No. 333-254385) filed on March 17, 2021.

7.	Reinsurance Contracts. Not Applicable.

8.	Participation Agreements.

(a)

Exhibit 7(k) (Form of Participation Agreement for the standardized Profit-Sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

(b)

Exhibit 7(l) (Form of Participation Agreement for the non-standardized Profit-Sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

(c)

Exhibit 7(m) (Form of Participation Agreement for the standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

(d)

Exhibit 7(n) (Form of Participation Agreement for the non-standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

(e)

Exhibit 7(r) (Copy of Attachment to Profit Sharing Participation Agreement under the Association Members Retirement Plan of the Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

(f)

Exhibit 7(0)(2) (Form of Participant Enrollment Form under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 2 in Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 2l, l987.

(f)(1)	Members Retirement Program Enrollment Form filed with this Form N-4 Registration Statement (File No. 333-142456) on April 23, 2021. Filed herewith

(g)

Exhibit 7(t) (Form of Standardized Participation Agreement under the Association Members Defined Benefit Pension Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

(h)

Exhibit 7(ee) (Form of Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(i)

Exhibit 7(ff) (Form of Non-Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(j)

Exhibit 7(gg) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(k)

Exhibit 7(hh) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(l)

Exhibit 7(ii) (Form of Simplified Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(m)

Exhibit 7(jj) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(n)

Exhibit 7(kk) (Form of Standardized (and non-integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(o)

Exhibit 7(ll) (Form of Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(p)

Exhibit 7(mm) (Form of Non-Standardized (and non-integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(q)

Exhibit 7(nn) (Form of Non-Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

(r)

Form of First Amendment to the Members Retirement Plan of The Equitable Life Assurance Society of the United States Participation Agreement, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

(s)

Form of Rider No.  6 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on Form N-3 of Registrant, filed April 27, 2006.

(t)

Form of Rider No.  7 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on Form N-3 of Registrant, filed April 27, 2006.

(u)

Form of Rider No.  8 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on Form N-3 of Registrant, filed April 27, 2006.

9.	Legal Opinion.

Opinion of Shane Daly, Esq., Vice President and Associate General Counsel of Equitable Financial, as to the legality of the securities being registered, filed herewith.

10.	Other Opinions.

(a)	Consent of PricewaterhouseCoopers LLP, filed herewith.

(b)	Powers of Attorney filed herewith.

11.	Omitted Financial Statements. Not applicable.

12.	Initial Capital Agreements. Not applicable.

Item 25.	Directors and Officers of the Depositor.

Set forth below is information regarding the directors and principal officers of the Depositor. The Depositor’s address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of the Depositor.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH THE DEPOSITOR
DIRECTORS

Ramon de Oliveira	Director
Investment Audit Practice, LLC
580 Park Avenue
New York, NY 10065

Francis Hondal	Director
Mastercard
801 Brickell Avenue, Suite 1300
Miami, FL 33131

Daniel G. Kaye	Director
767 Quail Run
Inverness, IL 60067

Joan Lamm-Tennant	Director
10 Madison Square West
1107 Broadway, Apt. 10G
New York, NY 10010

Kristi A. Matus	Director
47-C Dana Road
Boxford, MA 02116

Bertram L. Scott	Director
3601 Hampton Manor Drive
Charlotte, NC 28226

George Stansfield	Director
AXA
25, Avenue Matignon
75008 Paris, France

Charles G.T. Stonehill	Director
Founding Partner
Green & Blue Advisors
285 Central Park West
New York, New York 10024

OFFICER-DIRECTOR

*Mark Pearson	Director and Chief Executive Officer

OTHER OFFICERS

*Nicholas B. Lane	President

*José Ramón González	Senior Executive Director, General Counsel and Secretary

*Jeffrey J. Hurd	Senior Executive Director and Chief Operating Officer

*Michael B. Healy	Managing Director and Chief Information Officer

*Adrienne Johnson	Managing Director and Chief Transformation Officer

*Keith Floman	Managing Director and Deputy Chief Actuary

*Michel Perrin	Managing Director and Actuary

*Nicholas Huth	Managing Director, Chief Compliance Officer and Associate General Counsel

*William Eckert	Managing Director and Chief Accounting Officer

*William MacGregor	Managing Director and Associate General Counsel

*David Karr	Managing Director

*Jimmy Dewayne Lummus	Managing Director and Controller

*Christina Banthin	Managing Director and Associate General Counsel

*Mary Jean Bonadonna	Managing Director

*Eric Colby	Managing Director

*Steven M. Joenk	Managing Director and Chief Investment Officer

*Kenneth KozlowskI	Managing Director

*Barbara Lenkiewicz	Managing Director

*Carol Macaluso	Managing Director

*James Mellin	Managing Director

*Hillary Menard	Managing Director

*Kurt Meyers	Managing Director and Associate General Counsel

*Prabha (“Mary”) Ng	Managing Director

*James O’Boyle	Managing Director

*Robin M. Raju	Senior Executive Director and Chief Financial Officer

*Theresa Trusskey	Managing Director

*Marc Warshawsky	Managing Director

*Antonio Di Caro	Managing Director

*Glen Gardner	Managing Director

*Shelby Holklister-Share	Managing Director

*Manuel Prendes	Managing Director

*Meredith Ratajczak	Managing Director

*Aaron Sarfatti	Managing Director and Chief Risk Officer

*Stephen Scanlon	Managing Director

*Samuel Schwartz	Managing Director

*Mia Tarpey	Managing Director

*Gina Tyler	Managing Director and Chief Communications Officer

*Constance Weaver	Managing Director and Chief Marketing Officer

*Stephanie Withers	Managing Director and Chief Auditor

*Yun (“Julia”) Zhang	Managing Director and Treasurer

Item 26.	Persons Controlled by or under Common Control with Equitable Financial or Registrant

Separate Account Nos. 3, 4, 10 and 66 (the "Separate Account") are each separate accounts of Equitable Financial Life Insurance Company. Equitable Financial, a New York stock life insurance company, is an indirect wholly owned subsidiary of Equitable Holdings, Inc. (the "Holding Company").

Set forth below is the subsidiary chart for the Holding Company:

(a) Equitable Holdings, Inc. - Subsidiary Organization Chart: Q4-2020 is incorporated herein by reference to Exhibit 26(a) to Registration Statement (File No. 333-254385) on Form N-4 filed March 17, 2021.

Item 27.	Number of Contractowners

As of March 31, 2021 there were 226 participants of Retirement Investment Account Contracts offered by the registrant, all of which are qualified contracts. As of the same date, there were 3,133 participants in the Members Retirement Program all of which are qualified contracts.

Item 28.	Indemnification

(a)	Indemnification of Directors and Officers

The By-Laws of Equitable Financial Life Insurance Company ("Equitable Financial") provide, in Article VII, as follows:

7.4	Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

(i)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

(ii)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

(iii)	the related expenses of any such person in any of said categories may be advanced by the Company.

(b)

To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

The directors and officers of Equitable Financial are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Sombo (Endurance Specialty Insurance Company), U.S. Specialty Insurance, ACE (Chubb), Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company, Ltd.), Aspen Bermuda XS, CAN, AIG, One Beacon Nationwide, Berkley, Berkshire, SOMPO, Chubb, Markel and ARGO RE Ltd. The annual limit on such policies is $300 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

(b)	Indemnification of Principal Underwriter

To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, Equitable Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of Equitable Advisors, LLC.

Presently, there is no Principal Underwriter of the Members Retirement Program contracts. Equitable Financial provides marketing and sales services for distribution of the Members Retirement Program contracts. For the Members Retirement Program Contracts, no commissions are paid; however, incentive compensation is paid to Equitable Financial employees who provide these services, based upon first year plan contributions and number of plans sold.

(c)	Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Equitable Advisors, LLC, an affiliate of Equitable Financial and Equitable Financial Life Insurance Company of America are the principal underwriters for Equitable Financial’s Separate Accounts A, 301, 45, 49, 70, I, FP, EQ Premier VIP Trust and EQ Advisors Trust; and of Equitable America Variable Account A, Equitable America Variable Account K and Equitable America Variable Account L. Equitable Advisors's principal business address is 1290 Avenue of the Americas, NY, NY 10104.

Presently, there is no Principal Underwriter of the Members Retirement Program contracts.

(b) Set forth below is certain information regarding the directors and principal officers of Equitable Advisors, LLC. The business address of the persons whose names are preceded by an asterisk is that of Equitable Advisors, LLC.

(i)	EQUITABLE ADVISORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*David Karr	Director, Chairman of the Board and Chief Executive Officer

*William Auger	Director

*Nicholas B. Lane	Director

*Frank Massa	Director and President

*Aaron Sarfatti	Director

*Ralph E. Browning, II	Chief Privacy Officer

*Mary Jean Bonadonna	Chief Risk Officer

*Stephen Lank	Vice President and Chief Operating Officer

*Patricia Boylan	Broker Dealer and Chief Compliance Officer

*Yun (“Julia”) Zhang	Senior Vice President and Treasurer

*Brendan Dignan	Vice President

*Gina Jones	Vice President and Financial Crime Officer

*Page Pennell	Vice President

*Denise Tedeschi	Assistant Vice President and Assistant Secretary

*James Mellin	Chief Sales Officer

*Candace Scappator	Assistant Vice President, Controller and Principal Financial Officer

*James O’Boyle	Senior Vice President

*Prabha (“Mary”) Ng	Chief Information Security Officer

*George Lewandowski	Assistant Vice President and Chief Financial Planning Officer

*Alfred Ayensu-Ghartey	Vice President

*Joshua Katz	Vice President

*Christopher LaRussa	Investment Advisor Chief Compliance Officer

*Christian Cannon	Vice President and General Counsel

*Samuel Schwartz	Vice President

*Dennis Sullivan	Vice President

*Michael Cole	Vice President and Assistant Treasurer

*Constance (Connie) Weaver	Vice President

*Tony Richardson	Principal Operations Officer

*Christine Medy	Secretary

*Francesca Divone	Assistant Secretary

* Principal Business Address:

1290 Avenue of the Americas, NY, NY 10104

(c) The information under “Distribution of the Contracts” in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30.	Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by Equitable Financial Life Insurance Company at: 135 West 50th Street New York, New York 10020; 1290 Avenue of the Americas, New York, New York 10104; and 500 Plaza Drive, Secaucus, New Jersey 07094.

Item 31.	Management Services

Not applicable.

Item 32.	Undertakings

The Registrant hereby undertakes:

(a)

to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)

to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)	to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request; and

(d)

The Depositor represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by The Depositor under the Contract.

SIGNATURES

As required by the Securities Act of 1933, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf, in the City and State of New York, on this 23rd day of April, 2021.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

(Registrant)

By: Equitable Financial Life Insurance Company

By:	/s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel

SIGNATURES

As required by the Securities Act of 1933, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 23rd day of April, 2021.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson	Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Robin Raju	Senior Executive Director and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*William Eckert	Managing Director and Chief Accounting Officer

*DIRECTORS:

Ramon de Oliveira Daniel G. Kaye Kristi A. Matus Mark Pearson	Bertram L. Scott George Stansfield Charles G.T. Stonehill Joan Lamm-Tennant Francis Hondal

*By:	/s/ Shane Daly
Shane Daly
Attorney-in-Fact
April 23, 2021